                        FIRST RESTATED CREDIT AGREEMENT

                                     among

                           DENBURY MANAGEMENT, INC.,
                                  as Borrower,

                            DENBURY RESOURCES, INC.
                                 as Guarantor,

                          NATIONSBANK OF TEXAS, N.A.,
                            as Administrative Agent,

                                      and

           The Financial Institutions Listed on Schedule 1.1 Hereto,
                                    as Banks


                                  $300,000,000



                                     dated

                               December 29, 1997

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
ARTICLE I TERMS DEFINED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         SECTION 1.1.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         SECTION 1.2.     Accounting Terms and Determinations . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         SECTION 1.3.     Petroleum Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE II THE CREDIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

         SECTION 2.1.     Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         SECTION 2.2.     Method of Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 2.3.     Method of Requesting Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         SECTION 2.4.     Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         SECTION 2.5.     Interest Rates; Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         SECTION 2.6.     Mandatory Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         SECTION 2.7.     Voluntary Prepayments.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         SECTION 2.8.     Voluntary Reduction of Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         SECTION 2.9.     Termination of Commitments; Final Maturity  . . . . . . . . . . . . . . . . . . . . . . . .  24
         SECTION 2.10.    Application of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         SECTION 2.11.    Commitment Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         SECTION 2.12.    Agency and other Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE III GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

         SECTION 3.1.     Delivery and Endorsement of Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         SECTION 3.2.     General Provisions as to Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE IV BORROWING BASE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

         SECTION 4.1.     Borrowing Base and Conforming Borrowing Base. . . . . . . . . . . . . . . . . . . . . . . .  26
         SECTION 4.2.     Standards Applicable to Determination of Borrowing Base and Conforming Borrowing Base.  . .  26
         SECTION 4.3.     Bank Approval of Borrowing Base . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         SECTION 4.4.     Redetermination Dates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         SECTION 4.5.     Borrowing Base Deficiency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         SECTION 4.6.     Initial Borrowing Base  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

ARTICLE V COLLATERAL AND GUARANTEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

         SECTION 5.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

ARTICLE VI CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

         SECTION 6.1.     Conditions to Restatement and Initial Borrowing and
                                  Participation in Letter of Credit Exposure  . . . . . . . . . . . . . . . . . . . .  29
         SECTION 6.2.     Conditions to Each Borrowing and each Letter of Credit  . . . . . . . . . . . . . . . . . .  32
         SECTION 6.3.     Materiality of Conditions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

ARTICLE VII REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

         SECTION 7.1.     Corporate Existence and Power . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         SECTION 7.2.     Limited Liability Company Existence and Power (Marine)  . . . . . . . . . . . . . . . . . .  33
         SECTION 7.3.     Credit Party and Governmental Authorization; Contravention  . . . . . . . . . . . . . . . .  33
         SECTION 7.4.     Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         SECTION 7.5.     Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         SECTION 7.6.     Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         SECTION 7.7.     ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         SECTION 7.8.     Taxes and Filing of Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         SECTION 7.9.     Ownership of Properties Generally . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         SECTION 7.10.    Mineral   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         SECTION 7.11.    Licenses, Permits, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         SECTION 7.12.    Compliance with Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         SECTION 7.13.    Full Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         SECTION 7.14.    Organizational Structure; Nature of Business  . . . . . . . . . . . . . . . . . . . . . . .  36
         SECTION 7.15.    Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         SECTION 7.16.    Burdensome Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         SECTION 7.17.    Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         SECTION 7.18.    No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         SECTION 7.19.    Government Regulation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         SECTION 7.20.    Insider . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         SECTION 7.21.    Gas Balancing Agreements and Advance Payment Contracts  . . . . . . . . . . . . . . . . . .  38
         SECTION 7.22.    Chevron Acquisition Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

ARTICLE VIII AFFIRMATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

         SECTION 8.1.     Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         SECTION 8.2.     Business of Credit Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         SECTION 8.3.     Maintenance of Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         SECTION 8.4.     Title Data  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         SECTION 8.5.     Right of Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         SECTION 8.6.     Maintenance of Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         SECTION 8.7.     Payment of Taxes and Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         SECTION 8.8.     Compliance with Laws and Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         SECTION 8.9.     Operation of Properties and Equipment . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         SECTION 8.10.    Environmental Law Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         SECTION 8.11.    ERISA Reporting Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         SECTION 8.12.    Additional Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         SECTION 8.13.    Environmental Review  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

ARTICLE IX NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

         SECTION 9.1.  Incurrence of Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         SECTION 9.2.  Restricted Payments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         SECTION 9.3.  Negative Pledge   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         SECTION 9.4.  Consolidations and Mergers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         SECTION 9.5.  Asset Dispositions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         SECTION 9.6.  Amendments to Organizational Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         SECTION 9.7.  Use of  Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         SECTION 9.8.  Investments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         SECTION 9.9.  Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         SECTION 9.10.  ERISA.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         SECTION 9.11.  Hedge Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         SECTION 9.12.  Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         SECTION 9.13.  Change in Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

ARTICLE X FINANCIAL COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

         SECTION 10.1.  Current Ratio of Parent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         SECTION 10.2.  Minimum Consolidated Tangible Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         SECTION 10.3.  Consolidated EBITDA to Consolidated Net Interest Expense  . . . . . . . . . . . . . . . . . .  48

ARTICLE XI DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

         SECTION 11.1.  Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

ARTICLE XII AGENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

         SECTION 12.1.  Appointment, Powers, and Immunities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         SECTION 12.2.  Reliance by Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         SECTION 12.3.  Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         SECTION 12.4.  Rights as Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         SECTION 12.5.  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         SECTION 12.6.  Non-Reliance on Agent and Other Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         SECTION 12.7.  Resignation of Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

ARTICLE XIII CHANGE IN CIRCUMSTANCES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

         SECTION 13.1.  Increased Cost and Reduced Return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         SECTION 13.2.  Limitation on Eurodollar Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         SECTION 13.3.  Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         SECTION 13.4.  Treatment of Affected Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         SECTION 13.5.  Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         SECTION 13.6.  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         SECTION 13.7.  Discretion of Banks as to Manner of Funding . . . . . . . . . . . . . . . . . . . . . . . . .  57

         ARTICLE XIV MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

         SECTION 14.1.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         SECTION 14.2.  No Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         SECTION 14.3.  Expenses; Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         SECTION 14.4.  Right of Set-off; Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         SECTION 14.5.  Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         SECTION 14.6.  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         SECTION 14.7.  Limitation on Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         SECTION 14.8.  Invalid Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         SECTION 14.9.  Waiver of Consumer Credit Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         SECTION 14.10.  Assignments and Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         SECTION 14.11.  TEXAS LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         SECTION 14.12.  Consent to Jurisdiction; Waiver of Immunities  . . . . . . . . . . . . . . . . . . . . . . .  63
         SECTION 14.13.  Counterparts; Effectiveness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         SECTION 14.14.  No Third Party Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         SECTION 14.15.  COMPLETE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         SECTION 14.16.  WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         SECTION 14.17.  Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

                                   EXHIBITS
EXHIBIT A  FORM OF AMENDMENT TO MORTGAGES
EXHIBIT B  FORM OF GUARANTY
EXHIBIT C  FORM OF PROMISSORY NOTE
EXHIBIT D  FORM OF PARENT PLEDGE AGREEMENT
EXHIBIT E  FORM OF REQUEST FOR BORROWING
EXHIBIT F  FORM OF REQUEST FOR LETTER OF CREDIT
EXHIBIT G  FORM OF NOTICE OF CONTINUATION AND CONVERSION
EXHIBIT H  FORM OF CERTIFICATE OF OWNERSHIP INTERESTS
EXHIBIT I  FORM OF CERTIFICATE OF FINANCIAL OFFICER
EXHIBIT J  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


                                  SCHEDULES
SCHEDULE 1.1     FINANCIAL INSTITUTIONS
SCHEDULE 1.2     EXISTING MORTGAGES
SCHEDULE 7.6     LITIGATION
SCHEDULE 7.11    LICENSES, PERMITS, ETC.
SCHEDULE 7.14    JURISDICTIONS, ETC.
SCHEDULE 8.10    ENVIRONMENTAL DISCLOSURE

         THIS FIRST RESTATED CREDIT AGREEMENT (this "Agreement") is entered into as of the 29th day of December, 1997, among DENBURY MANAGEMENT, INC., a Texas corporation ("Borrower"), DENBURY RESOURCES, INC., a corporation incorporated under the Canadian Business Corporations Act ("Parent"), NATIONSBANK OF TEXAS, N.A., as Administrative Agent ("Agent"), and the financial institutions listed on Schedule 1.1 hereto as Banks (individually a "Bank" and collectively "Banks").

                              W I T N E S S E T H:

         WHEREAS, Borrower, Parent, NationsBank of Texas, N.A., as Agent, NationsBank of Texas, N.A. (in its individual capacity and not as Agent) ("NationsBank"), Bankers Trust Company ("BT") and Internationale Nederlanden (U.S.) Capital Corporation ("ING") are parties to that certain Credit Agreement dated as of May 31, 1996 pursuant to which NationsBank, BT and ING have extended credit to Borrower (as amended through the date hereof, the "Existing Credit Agreement"); and

         WHEREAS, pursuant to instruments of even date herewith BT and ING have assigned (the "Assignment") their interests under the Existing Credit Agreement and the Loan Papers (as therein defined) to NationsBank and NationsBank has assumed the obligations of BT and ING thereunder; and

         WHEREAS, NationsBank is the only Bank under the Existing Credit Agreement; and

         WHEREAS, NationsBank, Borrower, Parent and Administrative Agent desire to amend and restate the Existing Credit Agreement on the terms and conditions set forth herein; and

         WHEREAS, NationsBanc Montgomery Securities, Inc. has been engaged to act as Arranger and Syndication Agent for the credit facilities contemplated hereby.

         NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the satisfaction of each condition precedent set forth in Section 6.1 hereof, Borrower, Parent, Administrative Agent and Banks agree that the Existing Credit Agreement is amended and restated on the terms and conditions set forth herein.


                                   ARTICLE I

                                 TERMS DEFINED

         SECTION 1.1. Definitions. The following terms, as used herein, have the following meanings:

         "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient obtained by dividing (a) the Eurodollar





CREDIT AGREEMENT                                                PAGE 1

Rate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

         "Administrative Agent" means NationsBank of Texas, N.A. in its capacity as Administrative Agent for Banks hereunder or any successor thereto.

         "Advance Payment Contract" means any contract whereby Borrower either
(a) receives or becomes entitled to receive (either directly or indirectly) any payment (an "Advance Payment") to be applied toward payment of the purchase price of hydrocarbons produced or to be produced from Mineral Interests owned by Borrower and which Advance Payment is paid or to be paid in advance of actual delivery of such production to or for the account of the purchaser regardless of such production, or (b) grants an option or right of refusal to the purchaser to take delivery of such production in lieu of payment, and, in either of the foregoing instances, the Advance Payment is, or is to be, applied as payment in full for such production when sold and delivered or is, or is to be, applied as payment for a portion only of the purchase price thereof or of a percentage or share of such production; provided that inclusion of the standard "take or pay" provision in any gas sales or purchase contract or any other similar contract shall not, in and of itself, constitute such contract as an Advance Payment Contract for the purposes hereof.

         "Affiliate" means, as to any Person, any Subsidiary of such Person, or any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person and, with respect to any Credit Party, means, any director or executive officer of such Credit Party and any Person who holds ten percent (10%) or more of the voting stock of such Credit Party. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or partnership interests, or by contract or otherwise.

         "Agent" means any of Administrative Agent, Syndication Agent and Arranger, and "Agents" means Administrative Agent, Syndication Agent and Arranger collectively.

         "Agreement" means this First Restated Credit Agreement as the same may hereafter be modified, amended or supplemented from time to time.

         "Amendment to Existing Mortgages" means an Amendment to Mortgages to be entered into between Borrower and Agent, substantially in the form of Exhibit A hereto, pursuant to which the Existing Mortgages shall be amended to reflect the amendment and restatement of the Existing Credit Agreement pursuant hereto.

         "Applicable Environmental Law" means any federal, state or local law, common law, ordinance, regulation or policy, as well as order, decree, permit, judgment or injunction issued, promulgated, approved, or entered thereunder, relating to the environment, health and safety, or Hazardous Substances (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof) or to industrial hygiene or the environmental conditions on, under, or about any real property owned, leased or operated at any time by any





CREDIT AGREEMENT                                        PAGE 2

Credit Party or any real property owned, leased or operated by any other party including, without limitation, soil, groundwater, and indoor and ambient air conditions.

         "Applicable Lending Office" means, for each Bank and for each Type of Loan, the "Lending Office" of such Bank (or of an affiliate of such Bank) designated for such Type of Loan on the signature pages hereof or such other office of such Bank (or an affiliate of such Bank) as such Bank may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

         "Applicable Margin" means, on any date, with respect to each Eurodollar Loan, an amount determined by reference to the ratio of Outstanding Credit to the Conforming Borrowing Base on such date in accordance with the table below:

     Ratio of Outstanding               Applicable Margin for
Credit to Conforming Borrowing             Eurodollar Loans
             Base
          < or = .50 to 1                        .875%

   >.50 to 1 and < or = .75 to 1                 1.125%

   > .75 to 1 and < or = 1.0 to 1                1.375%

          > 1.0 to 1                    Non Conforming Margin

         "Approved Petroleum Engineer" means Netherland Sewell and Associates, Inc. or any other reputable firm of independent petroleum engineers as shall be selected by Borrower and approved by Required Banks, such approval not to be unreasonably withheld.

         "Arranger" means NationsBanc Montgomery Securities, Inc. in its capacity as Arranger for the credit facilities evidenced hereby pursuant to the terms of a separate engagement letter among NationsBanc Montgomery Securities, Inc., NationsBank of Texas, N.A. and Borrower.

         "Authorized Officer" means, as to any Person, its Chief Executive Officer, its President, its Chief Financial Officer, any of its Vice Presidents, its Treasurer or its corporate Secretary.

         "Availability" means, as of any date, the remainder of (a) the Borrowing Base in effect on such date, minus (b) the Outstanding Credit on such date.

         "Bank" means any financial institution reflected on Schedule 1.1 hereto as having a Commitment and its successors and permitted Assignees, and "Banks" shall mean all Banks.

         "Base Rate" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (.5%) and (b) the Prime Rate for such day.

         "Base Rate Loan" means the portion of the principal of the Revolving Loan bearing interest with reference to the Base Rate.





CREDIT AGREEMENT                                        PAGE 3

         "Borrower" means Denbury Management, Inc., a Texas corporation.

         "Borrowing" means any disbursement to Borrower under, or to satisfy the obligations of any Credit Party under, any of the Loan Papers. Any Borrowing which will constitute a part of the Base Rate Loan is referred to herein as a "Base Rate Borrowing," and any Borrowing which will constitute a Eurodollar Loan, is referred to herein as a "Eurodollar Borrowing."

         "Borrowing Base" has the meaning set forth in Section 4.1 hereof.

         "Borrowing Base Deficiency" means, as of any date, the amount, if any, by which the Outstanding Credit on such date exceeds the Borrowing Base in effect on such date; provided, that, for purposes of determining the existence and amount of any Borrowing Base Deficiency, Letter of Credit Exposure will not be deemed to be outstanding to the extent it is secured by cash in the manner contemplated by Section 2.1(b).

         "Borrowing Date" means the Eurodollar Business Day or the Domestic Business Day, as the case may be, upon which the proceeds of any Borrowing are made available to Borrower or to satisfy any obligation of any Credit Party.

         "Chevron" means Chevron USA, Inc.

         "Chevron Acquisition" means the proposed purchase by Borrower of the Chevron Properties pursuant to the Chevron Acquisition Agreement.

         "Chevron Acquisition Agreement" means that certain Asset Sale Agreement dated November 24, 1997, by and between Borrower and Chevron.

         "Chevron Acquisition Documents" means the Chevron Acquisition Agreement and all agreements, assignments, deeds, conveyances, certificates and other documents and instruments now or hereafter executed and delivered by or between Borrower and Chevron pursuant to the Chevron Acquisition Agreement or in connection with the Chevron Acquisition.

         "Chevron Properties" means the Mineral Interests to be acquired by Borrower pursuant to the Chevron Acquisition Agreement.

         "Chevron Reserve Report" means, an engineering and economic analysis of the Chevron Properties dated November 12, 1997, prepared as of January 1, 1998, by Borrower's in-house engineering staff.

         "Closing Date" means December 29, 1997.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commitment" means, with respect to any Bank, the commitment of such Bank to lend its Commitment Percentage of the Total Commitment to Borrower pursuant to Section 2.1 hereof, as such Commitment may be terminated or reduced from time to time in accordance with the provisions hereof. On the Closing Date, the amount of each Bank's Commitment is





CREDIT AGREEMENT                                        PAGE 4
the amount set forth opposite such Bank's name on Schedule 1.1 hereto and at all times after the Closing Date each Bank's Commitment shall be the amount set forth on the Register (as defined in Section 14.10(b) hereof).

         "Commitment Fee Percentage" means, on any date, an amount determined by reference to the ratio of Outstanding Credit to the Conforming Borrowing Base on such date in accordance with the table below:

     Ratio of Outstanding                          Commitment Fee
Credit to Conforming Borrowing                       Percentage
             Base
          < or = .50 to 1                              .30%

  > .50 to 1 and < or = .75 to 1                       .35%

  > .75 to 1 and < or = 1.0 to 1                       .375%

          > 1.0 to 1                                   .45%

         "Commitment Percentage" means, with respect to each Bank, the Commitment Percentage for such Bank set forth on Schedule 1.1 hereto.

         "Conforming Borrowing Base" has the meaning set forth in Section 4.1 hereof.

         "Consolidated Current Assets" means, for any Person at any time, the current assets of such Person and its Consolidated Subsidiaries at such time, plus, in the case of Parent, the Availability at such time.

         "Consolidated Current Liabilities" means, for any Person at any time, the current liabilities of such Person and its Consolidated Subsidiaries at such time, but, in the case of Parent, excluding the current portion (if any) of the outstanding principal balance of the Revolving Loan.

         "Consolidated EBITDA" means, for any Person for any period: (a) Consolidated Net Income of such Person for such period; plus, to the extent deducted in the calculation of Consolidated Net Income, (b) the sum of (i) income or franchise Taxes paid or accrued; (ii) Consolidated Net Interest Expense; (iii) amortization, depletion and depreciation expense; and (iv) other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business); less, to the extent included in the calculation of Consolidated Net Income, (c) the sum of (i) the income of any Person (other than wholly-owned Subsidiaries of such Person) unless such income is received by such Person in a cash distribution; (ii) gains or losses from sales or other dispositions of assets (other than Hydrocarbons produced in the normal course of business); and (iii) extraordinary or non-recurring gains, but not net of extraordinary or non- recurring "cash" losses.

         "Consolidated Net Income" means, for any Person for any period, the net income (or loss) of such Person and its Consolidated Subsidiaries for such period.





CREDIT AGREEMENT                                        PAGE 5

         "Consolidated Net Interest Expense" means, for any Person for any period, the remainder of the following for such Person and its Consolidated Subsidiaries for such period: (a) interest expenses, minus (b) interest income.

         "Consolidated Subsidiary" or "Consolidated Subsidiaries" means, for any Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements.

         "Consolidated Tangible Net Worth" means, with respect to any Person at any time, (a) the consolidated shareholder's equity of such Person at such time, less (b) the consolidated Intangible Assets of such Person at such time. For purposes of this definition, "Intangible Assets" means the amount (to the extent reflected in determining such consolidated shareholder's equity) of all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organization expenses and other intangible items.

         "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Section 2.5 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

         "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to Section 2.5 of all or a portion of one Type of Loan into another Type of Loan.

         "Credit Parties" means, collectively, Borrower and Parent and "Credit Party" means either Borrower or Parent.

         "Debt" means, for any Person at any time, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all other indebtedness (including capitalized lease obligations, other than usual and customary oil and gas leases) of such Person on which interest charges are customarily paid or accrued, (d) all Guarantees by such Person, (e) the unfunded or unreimbursed portion of all letters of credit issued for the account of such Person, (f) any amount owed by such Person representing the deferred purchase price of property or services other than accounts payable incurred in the ordinary course of business and in accordance with customary trade terms and which are not more than one hundred twenty (120) days past the invoice date, and (g) all liability of such Person as a general partner of a partnership for obligations of such partnership of the nature described in (a) through (f) preceding.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "DES" means Denbury Energy Service, Inc., which is a wholly owned Subsidiary of Borrower.

         "Distribution" by any Person, means (a) with respect to any stock issued by such Person or any partnership, joint venture, limited liability company, membership or other interest of





CREDIT AGREEMENT                                        PAGE 6
such Person, the retirement, redemption, purchase, or other acquisition for value of any such stock or partnership, joint venture, limited liability company, membership or other interest, (b) the declaration or payment of any dividend or other distribution on or with respect to any stock, partnership, joint venture, limited liability company, membership or other interest of any Person, and (c) any other payment by such Person with respect to such stock, partnership, joint venture, limited liability company, membership or other interest of such Person.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which national banks in Dallas, Texas, are authorized by Law to close.

         "Domestic Lending Office" means, as to each Bank, its office located at its address identified (a) on Schedule 1.1 hereto as its Domestic Lending Office, (b) on the Register (as defined in Section 14.10(b)) as its Domestic Lending Office, or (c) such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to Borrower and Administrative Agent.

         "Eligible Assignee" means (a) a Bank; (b) an affiliate of a Bank; and
(c) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 14.10, the Borrower, such approval not to be unreasonably withheld or delayed by the Borrower and such approval to be deemed given by the Borrower if no objection is received by the assigning Bank and the Agent from the Borrower within two Domestic Business Days after notice of such proposed assignment has been provided by the assigning Bank to the Borrower; provided, however, that neither the Borrower nor an affiliate of the Borrower shall qualify as an Eligible Assignee.

         "Environmental Complaint" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication from any federal, state or municipal authority or any other party against any Credit Party or any Subsidiary of any Credit Party involving (a) a Hazardous Discharge from, onto or about any real property owned, leased or operated at any time by any Credit Party, (b) a Hazardous Discharge caused, in whole or in part, by any Credit Party or by any Person acting on behalf of or at the instruction of any Credit Party, or (c) any violation of any Applicable Environmental Law by any Credit Party.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" means any corporation or trade or business under common control with any Credit Party as determined under section 4001(a)(14) of ERISA.

         "Eurodollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in the applicable Eurodollar interbank market.

         "Eurodollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address identified (a) on Schedule 1.1 hereto as its Eurodollar Lending Office, (b) on the Register (as defined in Section 14.10(b)) as its Eurodollar Lending Office, or (c)





CREDIT AGREEMENT                                        PAGE 7
such other office, branch or affiliate of such Bank as it may hereafter designate as its Eurodollar Lending Office by notice to Borrower and Administrative Agent.

         "Eurodollar Loans" means Loans that bear interest at rates based upon the Adjusted Eurodollar Rate.

         "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

         "Events of Default" has the meaning set forth in Section 11.1.

         "Exhibit" refers to an exhibit attached to this Agreement and incorporated herein by reference, unless specifically provided otherwise.

         "Existing Credit Agreement" has the meaning assigned to such term in the recitals hereto.

         "Existing Mortgages" means the mortgages, deeds of trust, security agreements, assignments, pledges and other documents, instruments and agreements described on Schedule 1.2 hereto, which establish Liens on certain of Borrower's Mineral Interests to secure Borrower's obligations under the Existing Credit Agreement.

         "Facility Guaranty" means a Guaranty substantially in the form of Exhibit B hereto to be executed by Parent in favor of the Banks pursuant to which Parent guarantees payment and performance in full of the Obligations.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (a) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (b) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average





CREDIT AGREEMENT                                        PAGE 8
rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent.

         "Financial Officer" of any Person means its Chief Financial Officer; provided, that if no Person serves in such capacity, "Financial Officer" shall mean the highest ranking executive officer of such Person with responsibility for accounting, financial reporting, cash management and similar functions.

         "Fiscal Quarter" means the three (3) month periods ending on March 31, June 30, September 30 and December 31 of each Fiscal Year.

         "Fiscal Year" means a twelve (12) month period ending December 31.

         "GAAP" means those generally accepted accounting principles and practices which are recognized as such in Canada and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, and the results of operations and changes in financial position, of Parent and its Consolidated Subsidiaries, except that any accounting principle or practice required to be changed in order to continue as a generally accepted accounting principle or practice in Canada may be so changed.

         "Gas Balancing Agreement" means any agreement or arrangement whereby any Credit Party, or any other party having an interest in any Hydrocarbons to be produced from Mineral Interests in which any Credit Party owns an interest, has a right to take more than its proportionate share of production therefrom.

         "Governmental Authority" means any court or governmental department, commission, board, bureau, agency, or instrumentality of any nation or of any province, state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

         "Hazardous Discharge" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of any Hazardous Substance from or onto any real property owned, leased or operated at any time by any Credit Party or any real property owned, leased or operated by any other party.





CREDIT AGREEMENT                                        PAGE 9

         "Hazardous Substance" means any pollutant, toxic substance, hazardous waste, compound, element or chemical that is defined as hazardous, toxic, noxious, dangerous or infectious pursuant to any Applicable Environmental Law or which is otherwise regulated by any Applicable Environmental Law.

         "Hedge Transaction" means any commodity, interest rate, currency or other swap, option, collar, futures contract or other contract pursuant to which a Person hedges risks related to commodity prices, interest rates, currency exchange rates, securities prices or financial market conditions. Hedge Transactions expressly include Oil and Gas Hedge Transactions.

         "Hydrocarbons" means oil, gas, casinghead gas, drip gasolines, natural gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith, and all products, by-products and all other substances derived therefrom or the processing thereof, and all other minerals and substances, including, but not limited to, sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium, and any and all other minerals, ores, or substances of value, and the products and proceeds therefrom, including, without limitation, all gas resulting from the in-situ combustion of coal or lignite.

         "Immaterial Title Deficiencies" means, with respect to specified Proved Mineral Interests, defects or clouds on title, discrepancies in reported net revenue and working interest ownership percentages and other Liens, defects, discrepancies and similar matters which do not, individually or in the aggregate, affect Proved Mineral Interests with a Recognized Value greater than five percent (5%) of the Recognized Value of all of such specified Proved Mineral Interests.

         "Initial Reserve Report" means an engineering and economic analysis of Borrower's Mineral Interests (excluding the Chevron Properties) dated June 30, 1997, prepared as of July 30, 1997, by Borrower's in house engineering staff.

         "Interest Period" means, with respect to each Eurodollar Borrowing and each Continuation of Eurodollar Loans and each Conversion of all or part of the Base Rate Loan to Eurodollar Loans, the period commencing on the date of such Borrowing, Continuation or Conversion and ending one (1), two (2), three (3) or six (6), and, if available to all Banks, nine (9) or twelve (12) months thereafter, as Borrower may elect in the applicable Request for Borrowing or Notice of Continuation or Conversion; provided that:

                 (a) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day;

                 (b) any Interest Period which begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Eurodollar Business Day of a calendar month;





CREDIT AGREEMENT                                        PAGE 10

                 (c) if any Interest Period includes a date on which any payment of principal of the Eurodollar Loans which are the subject of such Borrowing, Continuation or Conversion is required to be made hereunder, but does not end on such date, then (i) the principal amount of such Eurodollar Loans required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder of each such Eurodollar Loans shall have an Interest Period determined as set forth above; and

                 (d)      no Interest Period shall extend past the Termination
                 Date.

         "Investment" means, with respect to any Person, any loan, advance, extension of credit, capital contribution to, investment in or purchase of the stock or other securities of, or interests in, any other Person; provided, that "Investment" shall not include current customer and trade accounts which are payable in accordance with customary trade terms.

         "Laws" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality or Governmental Authority.

         "Letter of Credit Exposure" of any Bank means such Bank's aggregate participation in the unfunded portion and the funded but unreimbursed portion of Letters of Credit outstanding at any time.

         "Letter of Credit Fee" means, with respect to any Letter of Credit issued hereunder, a fee in an amount equal to the greater of (a) $500, or (b) a percentage of the stated amount of such Letter of Credit (calculated on a per annum basis based on the stated term of such Letter of Credit) determined by reference to the ratio of Outstanding Credit to the Conforming Borrowing Base in effect on the date such Letter of Credit is issued in accordance with the table below:

         Ratio of Outstanding                Per Annum Letter of
    Credit to Conforming Borrowing                Credit Fee
                 Base
              < or = .50 to 1                             .875%

      > .50 to 1 and < or = .75 to 1                     1.125%

      > .75 to 1 and < or = 1.0 to 1                     1.375%

              > 1.0 to 1                     Non Conforming Margin

         "Letter of Credit Fronting Fee" means, with respect to any Letter of Credit issued hereunder with a stated amount of $1,000,000 or greater, a fee equal to one tenth of one percent (.10%) of the stated amount of such Letter of Credit.

         "Letters of Credit" means letters of credit issued for the account of Borrower pursuant to Section 2.1(b).





CREDIT AGREEMENT                                        PAGE 11

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, financing statement or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Credit Parties shall be deemed to own subject to a Lien any asset which is acquired or held subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Loan Papers" means this Agreement, the Notes, the Facility Guarantees, the Parent Pledge Agreement, the Existing Mortgages (as amended by the Amendment to Mortgages), and all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

         "Margin Regulations" means Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Margin Stock" means "margin stock" as defined in Regulation U.

         "Marine" means Denbury Marine L.L.C., a Louisiana limited liability company, which is a wholly owned Subsidiary of Borrower.

         "Material Adverse Effect" means a material adverse effect on (a) the assets, liabilities, financial condition, results of operations or prospects of any Credit Party, or the Credit Parties taken as a whole, (b) the right or ability of any Credit Party to fully, completely and timely perform its obligations under the Loan Papers, (c) the validity or enforceability of any Loan Paper against any Credit Party which is a party thereto, or (d) the validity, perfection or priority of any material Lien intended to be created under or pursuant to any Loan Paper to secure the Obligations.

         "Material Agreement" means any material written or oral agreement, contract, commitment, or understanding to which a Person is a party, by which such Person is directly or indirectly bound, or to which any assets of such Person may be subject, which is not cancelable by such Person upon notice of thirty (30) days or less without liability for further payment other than nominal penalty.

         "Material Gas Imbalance" means, with respect to all Gas Balancing Agreements to which Borrower is a party or by which any Mineral Interest owned by Borrower is bound, a net gas imbalance to Borrower in excess of $1,000,000.

         "Maximum Lawful Rate" means, for each Bank, the maximum rate (or, if the context so permits or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on the portion of the Revolving Loan owed to such Bank at such time to exceed the maximum amount which such Bank would be allowed to contract for, charge, take, reserve, or receive under applicable Laws after taking into account, to the extent required by applicable Laws, any and all relevant payments or charges under the Loan Papers. To the extent the Laws of the State of Texas are applicable for purposes of determining the "Maximum Lawful Rate," such term shall mean the "indicated rate ceiling" from time to time in effect under Chapter 1D of the Texas Credit Title, Revised Civil





CREDIT AGREEMENT                                        PAGE 12

Statutes of Texas, 1925, as amended, or, if permitted by applicable law and effective upon the giving of the notices required by such Chapter 1D (or effective upon any other date otherwise specified by applicable law), the "quarterly ceiling" or "annualized ceiling" from time to time in effect under such Chapter 1D, whichever Administrative Agent (with the approval of the Required Banks) shall elect to substitute for the "indicated rate ceiling," and vice versa, each such substitution to have the effect provided in such Chapter 1D, and Administrative Agent (with the approval of the Required Banks) shall be entitled to make such election from time to time and one or more times and, without notice to Borrower, to leave any such substitute rate in effect for subsequent periods in accordance with such Chapter 1D.

         "Mineral Interests" means rights, estates, titles, and interests in and to oil and gas leases and any oil and gas interests, royalty and overriding royalty interest, production payment, net profits interests, oil and gas fee interests, and other rights therein, including, without limitation, any reversionary or carried interests relating to the foregoing, together with rights, titles, and interests created by or arising under the terms of any unitization, communization, and pooling agreements or arrangements, and all properties, rights and interests covered thereby, whether arising by contract, by order, or by operation of Laws, which now or hereafter include all or any part of the foregoing.

         "Net Cash Proceeds" means (a) the gross proceeds received by any Credit Party from any Securities Offering, less (b) underwriters discounts and commissions, legal, accounting and other professional fees and expenses and other usual and customary transaction costs, in each case only to the extent paid or payable by a Credit Party in cash.

         "Non Conforming Margin" means 1.625%; provided, that the Non Conforming Margin shall increase by .25% on each of March 1, 1998, June 1, 1998, September 1, 1998, December 1, 1998 and March 1, 1999.

         "Note" means a promissory note of Borrower payable to the order of a Bank, in substantially the form of Exhibit C hereto, in the amount of such Bank's Commitment, evidencing the obligation of Borrower to repay to such Bank its Commitment Percentage of the Revolving Loan, together with all modifications, extensions, renewals, and rearrangements thereof and "Notes" means all of such Notes collectively.

         "Notice of Continuation or Conversion" has the meaning set forth in
Section 2.5(c).

         "Obligations" means all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, of the Credit Parties to Agent or to any Bank or any Affiliate of any Bank arising pursuant to the Loan Papers or pursuant to any Hedge Transaction entered into with any Bank or any Affiliate of any Bank, and all interest accrued thereon and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

         "Oil & Gas Hedge Transaction" means a Hedge Transaction pursuant to which any Person hedges the price to be received by it for future production of hydrocarbons.





CREDIT AGREEMENT                                        PAGE 13

         "Outstanding Credit" means, on any date, the sum of (a) the aggregate outstanding Letter of Credit Exposure on such date including the aggregate Letter of Credit Exposure related to Letters of Credit to be issued on such date, plus (b) the outstanding principal balance of the Revolving Loan on such date, including the amount of any Borrowing to be made on such date.

         "Parent" means Denbury Resources, Inc., a corporation incorporated under the Canadian Business Corporations Act, which is the owner and holder of one hundred percent (100%) of the issued and outstanding capital stock of Borrower of every class.

         "Parent Pledge Agreement" means a Pledge Agreement in the form of Exhibit D hereto to be executed by Parent in favor of Administrative Agent pursuant to which Parent will pledge one hundred percent (100%) of the issued and outstanding capital stock of Borrower of every class to Administrative Agent to secure the Obligations.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permitted Encumbrances" means with respect to any asset:

         (a)     Liens securing the Obligations;

         (b) Minor defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or the operation of the subject property, and for the purposes of this Agreement, a minor defect in title shall include, but not be limited to, easements, rights-of-way, servitudes, permits, surface leases and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of Borrower or its Subsidiaries that are customarily granted in the oil and gas industry;

         (c) Inchoate statutory or operators' liens securing obligations for labor, services, materials and supplies furnished to Mineral Interests which are not delinquent (except to the extent permitted by Section 8.7);

         (d) Mechanic's, materialmen's, warehouseman's, journeyman's and carrier's liens and other similar liens arising by operation of Law in the ordinary course of business which are not delinquent (except to the extent permitted by Section 8.7);

         (e) Liens for Taxes or assessments not yet due or not yet delinquent, or, if delinquent, that are being contested in good faith in the normal course of business by appropriate action, as permitted by Section 8.7;

         (f) Lease burdens payable to third parties which are deducted in the calculation of discounted present value in the Reserve Report including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest;





CREDIT AGREEMENT                                        PAGE 14

         (g) "Permitted Encumbrances" as that term is defined in the Existing Mortgages; and

         (h) Liens, charges and encumbrances upon Borrower's assets, other than Proved Mineral Interests, which in the aggregate, do not have a value in excess of $1,000,000.

         "Permitted Investments" means (a) readily marketable direct obligations of the United States of America (or investments in mutual funds or similar funds which invest solely in such obligations), (b) fully insured time deposits and certificates of deposit with maturities of one year or less of any commercial bank operating in the United States having capital and surplus in excess of $50,000,000, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor's Corporation or Moody's Investors Service, and (d) other Investments; provided that, the aggregate amount of all other Investments made pursuant to this clause (d) outstanding at any time shall not exceed $1,000,000 (measured on a cost basis).

         "Permitted Subordinated Debt" means Debt of Borrower which (a) is unsecured, (b) has a stated maturity of at least ten years from the date of issue and does not provide for the establishment of any sinking fund or otherwise require any mandatory redemption, repayment, defeasance, repurchase or other amortization prior to the scheduled maturity, (c) does not provide for a non-default rate of interest greater than ten percent (10%) per annum or original issue discount greater than three percent (3%), in each case unless approved by Required Banks, (d) is fully subordinated to the Obligations pursuant to subordination provisions which have been approved by Required Banks, such approval to not be unreasonably withheld, and (e) is not subject to negative covenants or events of default (or other provisions which have the same effect as negative covenants or events of default) which have not been approved by Required Banks, such approval to not be unreasonably withheld.

         "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a Government Authority.

         "Plan" means an employee benefit plan within the meaning of section 3(3) of ERISA, and any other similar plan, policy or arrangement, including an employment contract, whether formal or informal and whether legally binding or not, under which any Credit Party or an ERISA Affiliate of a Credit Party has any current or future obligation or liability or under which any present or former employee of any Credit Party or an ERISA Affiliate of a Credit Party, or such present or former employee's dependents or beneficiaries, has any current or future right to benefits resulting from the present or former employee's employment relationship with any Credit Party or an ERISA Affiliate of a Credit Party.

         "Prime Rate" means the per annum rate of interest established from time to time by Administrative Agent as its prime rate, which rate may not be the lowest rate of interest charged by Administrative Agent to its customers.

         "Proved Mineral Interests" means, collectively, Proved Producing Mineral Interests, Proved Nonproducing Mineral Interests, and Proved Undeveloped Mineral Interests.





CREDIT AGREEMENT                                        PAGE 15

         "Proved Nonproducing Mineral Interests" means all Mineral Interests which constitute proved developed nonproducing reserves.

         "Proved Producing Mineral Interests" means all Mineral Interests which constitute proved developed producing reserves.

         "Proved Undeveloped Mineral Interests" means all Mineral Interests which constitute proved undeveloped reserves.

         "Quarterly Date" means the last day of each March, June, September and December.

         "Quarterly Repayment Date" means the last day of each February, May, August and November.

         "Recognized Value" means, with respect to oil and gas properties, the pre-tax value of such properties determined in accordance with Financial Accounting Standards Board Statement 69, generally known as the "standardized measure of discounted cash flow".

         "Redetermination" means any Scheduled Redetermination or Special Redetermination.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, as in effect from time to time.

         "Rejected Chevron Properties" has the meaning set forth in Section 6.1(c) hereof.

         "Request for Borrowing" has the meaning set forth in Section 2.2(a).

         "Request for Letter of Credit" has the meaning set forth in Section 2.3(a).

         "Required Banks" means Banks holding at least sixty-six and two-thirds percent (66 2/3%) of the Total Commitment.

         "Required Consolidated Tangible Net Worth" means, initially, $130,000,000; provided, that, the Required Consolidated Tangible Net Worth shall (a) increase (but not decrease) on each Quarterly Date after January 1, 1998 by an amount equal to fifty percent (50%) of Parent's Consolidated Net Income for the Fiscal Quarter then ended, and (b) increase on the date of any issuance by Parent of its equity securities after January 1, 1998, by an amount equal to fifty percent (50%) of the net proceeds received by Parent from the issuance of such securities.

         "Reserve Report" means an unsuperseded engineering analysis of the Mineral Interests owned by Borrower, in form and substance reasonably acceptable to the Required Banks, prepared in accordance with customary and prudent practices in the petroleum engineering industry and Financial Accounting Standards Board Statement 69. Each Reserve Report required to be delivered by February 28 of each year pursuant to Section 4.1 shall be prepared by the Approved Petroleum Engineer. Each other Reserve Report shall be prepared by Borrower's in-house staff. Notwithstanding the foregoing, in connection with any Special





CREDIT AGREEMENT                                        PAGE 16

Redetermination requested by Borrower, the Reserve Report shall be in form and scope mutually acceptable to Borrower and Required Banks. Until superseded, the Initial Reserve Report and the Chevron Reserve Report shall be considered the Reserve Report.

         "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against in the case of Eurodollar Loans, "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         "Restricted Payment" means, with respect to any Person, (a) any Distribution by such Person, or (b) the retirement, redemption, defeasance, repurchase or prepayment prior to scheduled maturity by such Person or any Affiliates of such Person of any Debt of such Person.

         "Revolving Loan" means the revolving credit loan in an amount outstanding at any time not to exceed the amount of the Total Commitment then in effect less the amount of the Letter Credit Exposure then outstanding to be made by Banks to Borrower in accordance with Section 2.1 hereof. The Revolving Loan may be comprised of the Base Rate Loan and one or more Eurodollar Loans as Borrower may select in a Request for Borrowing or a Notice of Continuation or Conversion.

         "Schedule" means a "schedule" attached to this Agreement and incorporated herein by reference, unless specifically indicated otherwise.

         "Scheduled Redetermination" means any Redetermination of the Borrowing Base and the Conforming Borrowing Base pursuant to Section 4.4(a).

         "Section" refers to a "section" or "subsection" of this Agreement unless specifically indicated otherwise.

         "Securities Offering" means the issuance or sale by any Credit Party of Debt or equity securities at any time on or after the Closing Date, including, without limitation, the issuance by Borrower of Permitted Subordinate Debt.

         "Special Redetermination" means any Redetermination of the Borrowing Base pursuant to Section 4.4(b).

         "Subsidiary" means, for any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (including that of a general partner) are





CREDIT AGREEMENT                                        PAGE 17
at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person.

         "Syndication Agent" means NationsBanc Montgomery Securities, Inc. in its capacity as Syndication Agent for the credit facilities evidenced hereby pursuant to a separate engagement letter among NationsBanc Montgomery Securities, Inc., NationsBank of Texas, N.A. and Borrower.

         "Taxes" means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, capital transaction taxes, foreign exchange taxes or other charges, or other charges of any nature whatsoever, from time to time or at any time imposed by Law or any Governmental Authority. "Tax" means any one of the foregoing.

         "Termination Date" means December 31, 2002.

         "Texas Pacific Group" means TGP Partners, L.P., T.G.P. Parallel, L.P., and any of their Affiliates.

         "Total Commitment" means the Commitments of all Banks in an initial aggregate amount of $300,000,000 as such amount shall be reduced from time to time pursuant to Sections 2.8 and 2.9.

         "TRI" means Tallahatchie Resources, Inc., a Texas corporation which is a wholly owned subsidiary of Borrower.

         "Type" shall means any type of Loan (i.e., the Base Rate Loan or a Eurodollar Loan).

         "Unproved Reserves" means Mineral Interests which do not constitute Proved Mineral Interests.

         SECTION 1.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be expressed in U.S. Dollars and shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited consolidated financial statements of Parent and its Consolidated Subsidiaries delivered to Banks except for changes concurred in by Parent's independent certified public accountants and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to Banks pursuant to Sections 8.1(a) or
(b); provided that, unless Required Banks shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained in Article X are computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods. To the extent the application of generally accepted accounting principles in effect in the United States (and recognized as such by the American Institute of Certified Public Accountants or by the Financial Accounting Standards [or other appropriate boards or committees] ("U.S. GAAP")) to the financial statements and other financial information provided to Administrative Agent and Banks hereunder would result in any material variation in the information included in such





CREDIT AGREEMENT                                        PAGE 18
statements and information, Borrower shall notify Administrative Agent and Banks of such deviation and of any adjustments which would be necessary to reconcile such statements to U.S. GAAP.

         SECTION 1.3. Petroleum Terms. As used herein, the terms "proved reserves," "proved developed reserves," "proved developed producing reserves," "proved developed nonproducing reserves," and "proved undeveloped reserves" have the meaning given such terms from time to time and at the time in question by the Society of Petroleum Engineers of the American Institute of Mining Engineers.


                                   ARTICLE II

                                   THE CREDIT

         SECTION 2.1. Commitments. (a) Each Bank severally agrees, subject to Section 2.1(c) and the other terms and conditions set forth in this Agreement, to lend to Borrower from time to time prior to the Termination Date amounts not to exceed in the aggregate at any one time outstanding, the amount of such Bank's Commitment reduced by an amount equal to such Bank's Letter of Credit Exposure. Each Borrowing shall be in an aggregate principal amount of $1,000,000 or any larger integral multiple of $100,000 (except that any Base Rate Borrowing may be in an amount equal to the Availability at such time), and
(ii) shall be made from the Banks ratably in accordance with their respective Commitment Percentages. Subject to the foregoing limitations and the other provisions of this Agreement, prior to the Termination Date Borrower may borrow under this Section 2.1(a), repay amounts borrowed and request new Borrowings hereunder.

         (b) Administrative Agent will, from time to time prior to the Termination Date, upon request by Borrower, issue Letters of Credit for the account of Borrower or any Subsidiary of Borrower designated by Borrower, so long as (i) the sum of (A) the total Letter of Credit Exposure then existing, and (B) the amount of the requested Letter of Credit does not exceed ten percent (10%) of the lesser of (y) the Total Commitment, and (z) the Conforming Borrowing Base, and (ii) Borrower would be entitled to a Borrowing under Sections 2.1(a) and (c) in the amount of the requested Letter of Credit. Not less than three (3) Domestic Business Days prior to the requested date of issuance of any such Letter of Credit, Borrower (and any Subsidiary for whose account such Letter of Credit is being issued) shall execute and deliver to Administrative Agent, Administrative Agent's customary letter of credit application. Each Letter of Credit shall be in the minimum amount of $10,000 and shall be in form and substance acceptable to Administrative Agent. No Letter of Credit shall have an expiration date later than the earlier of (i) the Termination Date, or (ii) one (1) year from the date of issuance. Upon the date of issuance of a Letter of Credit, Administrative Agent shall be deemed to have sold to each other Bank, and each other Bank shall be deemed to have unconditionally and irrevocably purchased from Administrative Agent, a non recourse participation in the related Letter of Credit and Letter of Credit Exposure equal to such Bank's Commitment Percentage of such Letter of Credit and Letter of Credit Exposure. Upon request of any Bank, but not less often than quarterly, Administrative Agent shall provide notice to each Bank by telephone, teletransmission or telex setting forth each Letter of Credit issued and outstanding pursuant to





CREDIT AGREEMENT                                        PAGE 19
the terms hereof and specifying the beneficiary and expiration date of each such Letter of Credit, each Bank's percentage of each such Letter of Credit and the actual dollar amount of each Bank's participation held by the Administrative Agent for such Bank's account and risk. If any Letter of Credit is presented for payment by the beneficiary thereof, Administrative Agent shall cause a Base Rate Borrowing to be made to reimburse Administrative Agent for the payment under the Letter of Credit, whether or not Borrower would then be entitled to a Borrowing pursuant to the terms hereof, and each Bank shall be obligated to lend its Commitment Percentage of such Base Rate Borrowing. At the time of issuance of each Letter of Credit, Borrower shall pay to Administrative Agent in respect of such Letter of Credit (a) the applicable Letter of Credit Fee, and (b) to the extent the stated amount of such Letter of Credit is equal to or in excess of $1,000,000, the applicable Letter of Credit Fronting Fee. Administrative Agent shall distribute the Letter of Credit Fee payable upon the issuance of each Letter of Credit to Banks in accordance with their respective Commitment Percentages, and Administrative Agent shall retain the Letter of Credit Fronting Fee for its own account.

         Upon the occurrence of an Event of Default and the acceleration of the Obligations hereunder, Borrower shall, on the next succeeding Domestic Business Day, deposit with Administrative Agent cash in such amounts as Administrative Agent may request, up to a maximum amount equal to the aggregate existing Letter of Credit Exposure of all Banks. Any amounts so deposited shall be held by Administrative Agent for the ratable benefit of all Banks as security for the outstanding Letter of Credit Exposure and the other Obligations, and Borrower will, in connection therewith, execute and deliver such security agreements in form and substance satisfactory to Administrative Agent which it may, in its discretion, require. As drafts or demands for payment are presented under any Letter of Credit, Administrative Agent shall apply such cash to satisfy such drafts or demands. When all Letters of Credit have expired and the Obligations have been repaid in full (and no Bank has any obligation to lend or issue Letters of Credit hereunder) or such Event of Default has been cured to the satisfaction of Required Banks, Administrative Agent shall release to Borrower any remaining cash deposited under this Section 2.1(b). Whenever Borrower is required to make deposits under this Section 2.1(b) and fails to do so on the day such deposit is due, Administrative Agent or any Bank may, without notice to Borrower, make such deposit (whether by application of proceeds of any collateral for the Obligation, by transfers from other accounts maintained with any Bank or otherwise) using any funds then available to any Bank of any Credit Party.

         (c) No Bank will be obligated to lend to Borrower hereunder or incur Letter of Credit Exposure, and Borrower shall not be entitled to borrow hereunder or obtain Letters of Credit hereunder in an amount which would cause the Outstanding Credit to exceed the Borrowing Base then in effect under
Article IV. No Bank shall be obligated to fund Borrowings hereunder and Borrower shall not be entitled to Borrowings hereunder during the existence of a Borrowing Base Deficiency. Nothing in this Section 2.1(c) shall be deemed to limit any Bank's obligation to fund Base Rate Borrowings with respect to its participation in Letters of Credit in connection with any Borrowing made as a result of the drawing under any Letter of Credit.

         SECTION 2.2. Method of Borrowing (a) In order to request any Borrowing hereunder, Borrower shall hand deliver, telex or telecopy to Administrative Agent a duly completed Request for Borrowing (herein so called) prior to 12:00 noon (Dallas, Texas time),





CREDIT AGREEMENT                                        PAGE 20

(i) at least one (1) Domestic Business Day before the Borrowing Date specified for a proposed Base Rate Borrowing, and (ii) at least three (3) Eurodollar Business Days before the Borrowing Date of a proposed Eurodollar Borrowing. Each such Request for Borrowing shall be substantially in the form of Exhibit E hereto, and shall specify:

                 (i) the Borrowing Date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Eurodollar Business Day in the case of a Eurodollar Borrowing;

                 (ii)     the aggregate amount of such Borrowing;

                 (iii) whether such Borrowing is to be a Base Rate Borrowing or a Eurodollar Borrowing; and

                 (iv) in the case of a Eurodollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

         (b) Upon receipt of a Request for Borrowing, Administrative Agent shall promptly notify each Bank of the contents thereof and the amount of the Borrowing to be loaned by such Bank pursuant thereto, and such Request for Borrowing shall not thereafter be revocable by Borrower.

         (c) Not later than 12:00 noon (Dallas, Texas time) on the date of each Borrowing, each Bank shall make available its Commitment Percentage of such Borrowing, in Federal or other funds immediately available in Dallas, Texas to Administrative Agent at its address set forth on Schedule 1.1 hereto. Notwithstanding the foregoing, if Borrower delivers to Administrative Agent a Request for Borrowing prior to 10:00 a.m. (Dallas, Texas time) on a Domestic Business Day requesting a Base Rate Borrowing on such day, each Bank shall use its best efforts to make available to Administrative Agent its Commitment Percentage of such Borrowing by 1:00 p.m. (Dallas, Texas time) on the same day. Unless Administrative Agent determines that any applicable condition specified in Section 6.2 has not been satisfied, Administrative Agent will make the funds so received from Banks available to Borrower at Administrative Agent's aforesaid address.

         SECTION 2.3. Method of Requesting Letters of Credit. (a) In order to request any Letter of Credit hereunder, Borrower shall hand deliver, telex or telecopy to Administrative Agent a duly completed Request for Letter of Credit (herein so called) prior to 12:00 noon (Dallas, Texas time) at least three (3) Domestic Business Days before the date specified for issuance of such Letter of Credit. Each Request for Letter of Credit shall be substantially in the form of Exhibit F hereto, shall be accompanied by the Administrative Agent's duly completed and executed letter of credit application and agreement and shall specify:

                 (i) the requested date for issuance of such Letter of Credit;

                 (ii) the terms of such requested Letter of Credit, including the name and address of the beneficiary, the stated amount, the expiration date and the





CREDIT AGREEMENT                                        PAGE 21
                 conditions under which drafts under such Letter of Credit are to be available; and

                 (iii)    the purpose of such Letter of Credit.

         (b) Upon receipt of a Request for Letter of Credit, Administrative Agent shall promptly notify each Bank of the contents thereof, including the amount of the requested Letter of Credit, and such Request for Letter of Credit shall not thereafter be revocable by Borrower.

         (c) No later than 12:00 noon (Dallas, Texas time) on the date each Letter of Credit is requested, unless Administrative Agent determines that any applicable condition precedent set forth in Section 6.2 hereof has not been satisfied, the Administrative Agent will issue and deliver such Letter of Credit pursuant to the instructions of Borrower.

         SECTION 2.4. Notes. Each Bank's Commitment Percentage of the Revolving Loan shall be evidenced by a single Note payable to the order of such Bank in an amount equal to such Bank's Commitment.

         SECTION 2.5. Interest Rates; Payments. (a) The principal amount of the Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate in effect from day to day; provided that in no event shall the rate
charged hereunder or under the Notes exceed the Maximum Lawful Rate.   Interest
on the Base Rate Loan shall be payable as it accrues on each Quarterly Date, and on the Termination Date.

         (b) The principal amount of each Eurodollar Loan shall bear interest for the Interest Period applicable thereto at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted Eurodollar Rate; provided that in no event shall the rate charged hereunder or under the Notes exceed the Maximum Lawful Rate. Interest on any Eurodollar Loan having an Interest Period of one (1), two (2) or three (3) months shall be payable on the last day of the Interest Period applicable thereto. Interest on any Eurodollar Loan having an Interest Period of six (6), or twelve (12) months shall be payable on the last day of the Interest Period applicable thereto and on each Quarterly Date.

         (c) So long as no Default or Event of Default shall be continuing, subject to the provisions of this Section 2.5, Borrower shall have the option of having all or any portion of the principal outstanding under the Revolving Loan be a Base Rate Loan or one (1) or more Eurodollar Loans, which shall bear interest at rates determined by reference to the Base Rate and the Adjusted Eurodollar Rate, respectively; provided, that each Eurodollar Loan shall be in a minimum amount of $2,000,000 and shall be in an amount which is an integral multiple of $500,000. Prior to the termination of each Interest Period with respect to each Eurodollar Loan, Borrower shall give written notice (a "Notice of Continuation or Conversion") in the form of Exhibit G attached hereto to Administrative Agent of the Type of Loan which shall be applicable to the principal of such Eurodollar Loan upon the expiration of such Interest Period. Such Notice of Continuation or Conversion shall be given to Administrative Agent at least one (1) Domestic Business Day, in the case of a Base Rate Loan selection and three (3) Eurodollar Business Days, in the case of a Eurodollar Loan selection, prior to the termination of the Interest Period then expiring. If Borrower shall specify a Eurodollar Loan, such Notice





CREDIT AGREEMENT                                        PAGE 22
of Continuation or Conversion shall also specify the length of the succeeding Interest Period (subject to the definition of such term) selected by Borrower. Each Notice of Continuation or Conversion shall be irrevocable and effective upon notification thereof to Administrative Agent. If the required Notice of Continuation or Conversion shall not have been timely received by Administrative Agent, Borrower shall be deemed to have elected that the principal of the Eurodollar Loan subject to the Interest Period then expiring be a part of the Base Rate Loan upon the expiration of such Interest Period and Borrower will be deemed to have given Administrative Agent notice of such election. Subject to the limitations set forth in this Section 2.5(c) on the amount and number of Eurodollar Loans, Borrower shall have the right to convert (a "Conversion") all or any part of the Base Rate Loan to a Eurodollar Loan by giving Administrative Agent a Notice of Continuation or Conversion of such election at least three (3) Eurodollar Business Days prior to the date on which Borrower elects to make such conversion (a "Conversion Date"). The Conversion Date selected by Borrower shall be a Eurodollar Business Day. Notwithstanding anything in this Section 2.5 to the contrary, no portion of the principal of the Base Rate Loan may be Converted to a Eurodollar Loan and no Eurodollar Loan may be Continued as such when any Default or Event of Default has occurred and is continuing, but each such Eurodollar Loan shall be automatically Converted to the Base Rate Loan on the last day of each applicable Interest Period. Borrower shall not be permitted to have more than seven (7) Eurodollar Loans in effect at any time.

         (d) Notwithstanding anything to the contrary set forth in Section 2.5(a) or (b) above, all overdue principal of and, to the extent permitted by law, overdue interest, shall bear interest from the date due, payable on demand, for each day until paid at a rate per annum equal to the lesser of (a) the sum of (i) three percent (3%), plus (ii) the Base Rate in effect from day to day, and (b) the Maximum Lawful Rate.

         (e) Agent shall determine each interest rate applicable to the Revolving Loan in accordance with the terms hereof. Agent shall promptly notify Borrower and Banks by telex, telecopy or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

         (f) Notwithstanding the foregoing, if at any time the rate of interest calculated with reference to the Base Rate or the Eurodollar Rate hereunder (the "contract rate") is limited to the Maximum Lawful Rate, any subsequent reductions in the contract rate shall not reduce the rate of interest on the Revolving Loan below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the contract rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of any Note, the total amount of interest paid or accrued on such Note is less than the amount of interest which would have accrued if the contract rate had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrower shall pay to the holder of such Note an amount equal to the difference between (i) the lesser of the amount of interest which would have accrued if the contract rate had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (ii) the amount of interest actually paid on such Note.

         (g) Interest payable hereunder on each Eurodollar Loan shall be computed based on the number of actual days elapsed assuming that each calendar year consisted of 360 days.





CREDIT AGREEMENT                                        PAGE 23

Interest payable hereunder on the Base Rate Loan shall be computed based on the actual number of days elapsed assuming that each calendar year consisted of 365 days.

         SECTION 2.6. Mandatory Prepayments. Simultaneously with any reduction of the Borrowing Base pursuant to Section 4.6 hereof, Borrower shall make a mandatory prepayment on the Revolving Loan in an amount sufficient to reduce the Outstanding Credit to the amount of the Borrowing Base as thereby reduced. Upon the occurrence of any other Borrowing Base Deficiency, Borrower shall make the mandatory prepayments of the Revolving Loan required by Section
4.5 hereof.

         SECTION 2.7.     Voluntary Prepayments.  Borrower may, subject to
Section 3.3 and the other provisions of this Agreement, upon three (3) Domestic Business Days advance notice to Administrative Agent, prepay the principal of Revolving Loan in whole or in part. Any partial prepayment shall be in a minimum amount of $500,000 and shall be in an integral multiple of $100,000.

         SECTION 2.8. Voluntary Reduction of Commitments. Borrower may, by notice to Administrative Agent five (5) Domestic Business Days prior to the effective date of any such reduction, reduce the Total Commitment (and thereby reduce the Commitment of each Bank ratably) in amounts not less than $5,000,000 and in an amount which is an integral multiple of $1,000,000. On the effective date of any such reduction, Borrower shall, to the extent required as a result of such reduction, make a principal payment on the Revolving Loan in an amount sufficient to cause the principal balance of the Revolving Loan then outstanding to be equal to or less than the Total Commitment as thereby reduced. Notwithstanding the foregoing, Borrower shall not be permitted to voluntarily reduce the Total Commitment to an amount less than the aggregate Letter of Credit Exposure of all Banks.

         SECTION 2.9. Termination of Commitments; Final Maturity. The Total Commitment (and the Commitment of each Bank) shall terminate, and the entire outstanding principal balance of the Revolving Loan, all interest accrued thereon, all accrued but unpaid fees hereunder and all other outstanding Obligations shall be due and payable in full on the Termination Date.

         SECTION 2.10. Application of Payments. Each repayment pursuant to Sections 2.6, 2.7, 2.8, 2.9, 4.5 and 4.6 shall be made together with accrued interest on the amount repaid to the date of payment, and shall be applied in accordance with Section 3.2 and the other provisions of this Agreement.

         SECTION 2.11. Commitment Fee. On the Termination Date, on each Quarterly Date prior to the Termination Date, and, in the event the Commitments are terminated in their entirety prior to the Termination Date, on the date of such termination, Borrower shall pay to Administrative Agent, for the ratable benefit of each Bank based on each Bank's Commitment Percentage, a commitment fee equal to the Commitment Fee Percentage (applied on a per annum basis and computed on the basis of actual days elapsed and as if each calendar year consisted of 365 days) of the average daily Availability for the Fiscal Quarter (or portion thereof) ending on such Quarterly Date.





CREDIT AGREEMENT                                        PAGE 24

         SECTION 2.12. Agency and other Fees. Borrower shall pay to Agents and their Affiliates such other fees and amounts as Borrower shall be required to pay to Agents and their Affiliates from time to time pursuant to any separate agreement between Borrower and any Agent or such Affiliates. Such fees and other amounts shall be retained by Agents and their Affiliates, and no Bank (other than NationsBank of Texas, N.A.) shall have any interest therein.

                                  ARTICLE III

                               GENERAL PROVISIONS

         SECTION 3.1. Delivery and Endorsement of Notes. Simultaneously with the execution of this Agreement, Administrative Agent shall deliver to each Bank the Note payable to such Bank. Each Bank may endorse (and prior to any transfer of its Note shall endorse) on the schedules attached and forming a part thereof appropriate notations to evidence the date and amount of its Commitment Percentage of each Borrowing, the Interest Period applicable thereto, and the date and amount of each payment of principal made by Borrower with respect thereto; provided that the failure by any Bank to so endorse its Note shall not affect the liability of Borrower for the repayment of all amounts outstanding under such Note together with interest thereon. Each Bank is hereby irrevocably authorized by Borrower to endorse its Note and to attach to and make a part of any Note a continuation of any such schedule as required.

         SECTION 3.2. General Provisions as to Payments. (a) All principal, interest and other amounts to be paid by the Credit Parties under this Agreement and the other Loan Papers shall be paid to Administrative Agent in U.S. dollars in Federal or other funds immediately available in Dallas, Texas, at Administrative Agent's address set forth on Schedule 1.1 hereto, without setoff, deduction or counterclaim. All such payments shall be made not later than 12:00 noon (Dallas, Texas time) on the date due. Administrative Agent will promptly (and if such payment is received by Administrative Agent by 10:00 a.m., and otherwise if reasonably possible, on the same Domestic Business
Day) distribute to each Bank its Commitment Percentage of each such payment received by Administrative Agent for the account of Banks. Whenever any payment of principal of, or interest on, the Base Rate Loan or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day (subject to the definition of Interest Period). Whenever any payment of principal of, or interest on, any portion of any Eurodollar Loan shall be due on a day which is not a Eurodollar Business Day, the date for payment thereof shall be extended to the next succeeding Eurodollar Business Day (subject to the definition of Interest Period). If the date for any payment of principal is extended by operation of Law or otherwise, interest thereon shall be payable for such extended time. Borrower hereby authorizes Administrative Agent to charge from time to time against Borrower's accounts with Administrative Agent any amount then due.

         (b) Prior to the occurrence of an Event of Default, all principal payments received by Banks with respect to the Revolving Loan shall be applied first to Eurodollar Loans outstanding with Interest Periods ending on the date of such payment, then to the Base Rate Loan, and then to Eurodollar Loans next maturing until such principal payment is fully applied.





CREDIT AGREEMENT                                        PAGE 25

         (c) After the occurrence of an Event of Default, all amounts collected or received by Administrative Agent or any Bank shall be applied first to the payment of all proper costs incurred by Administrative Agent in connection with the collection thereof (including reasonable expenses and disbursements of Administrative Agent), second to the payment of all proper costs incurred by Banks in connection with the collection thereof (including reasonable expenses and disbursements of Banks), third to the reimbursement of any advances made by Banks to effect performance of any unperformed covenants of Borrower under any of the Loan Papers, fourth to the payment of any unpaid fees required pursuant to Section 2.11, fifth to the payment of any unpaid fees required pursuant to Sections 2.1(b) and 2.10, sixth, to payment to each Bank of its Commitment Percentage of outstanding principal of the Revolving Loan and accrued but unpaid interest thereon, and seventh to establish the deposits required in Section 2.1(b). All payments received by a Bank after the occurrence of an Event of Default for application to the principal of the Revolving Loan shall be applied by such Bank in the manner provided in Section 3.2(b).


                                   ARTICLE IV

                                 BORROWING BASE

         SECTION 4.1. Borrowing Base and Conforming Borrowing Base. The aggregate amount of credit available to Borrower under this Credit Agreement shall be limited by a Borrowing Base (herein so called) which shall be determined by the Banks at the times and in accordance with the standards and procedures set forth in this Article IV. The Borrowing Base shall be based in part on Reserve Reports prepared as of December 31 and June 30 of each year which shall be delivered by Borrower to each Bank as soon as available, but in no event later than February 28 and August 31 of each year, respectively. Simultaneously with the delivery of each such Reserve Report, the Borrower shall notify the Banks of the Borrowing Base which Borrower requests become effective on the next Redetermination. The Banks may, in their sole discretion, establish a Borrowing Base from time to time which is higher than the Borrowing Base would be if the Banks determined the Borrowing Base based on each Bank's application of the credit standards and other criteria customarily applied by such Bank in the determination of credit limitations for companies similar to Borrower ("Conforming Credit Criteria"). At the time of each Redetermination, the Banks shall also determine what the Borrowing Base would be if they applied Conforming Credit Criteria (the "Conforming Borrowing Base"). If the Bank's do not determine a Conforming Borrowing Base, the Borrowing Base as redetermined shall also be the Conforming Borrowing Base for purposes of this Agreement.

         SECTION 4.2. Standards Applicable to Determination of Borrowing Base and Conforming Borrowing Base. The Borrowing Base shall be determined by the Banks in their sole discretion, and in determining the Borrowing Base no Bank is required to apply Conforming Credit Criteria, and each Bank (a) may make such assumptions regarding appropriate existing and projected pricing for Hydrocarbons as it deems appropriate in its sole discretion, (b) may make such assumptions regarding projected rates and quantities of future production of Hydrocarbons from the Mineral Interests owned by Borrower as it deems appropriate in its sole discretion, (c) may consider the projected cash requirements of the Credit





CREDIT AGREEMENT                                        PAGE 26

Parties, (d) is not required to consider any asset other than Proved Mineral Interests with respect to which Borrower has good and valid title subject to no Liens other than Permitted Encumbrances, (e) will not consider any Mineral Interest not subject to a first and prior Lien in favor of Agent to secure the Obligations to the extent a Lien on such Mineral Interest is required by
Section 5.1 hereof, and (f) may make such other assumptions, considerations and exclusions and consider such other credit criteria as such Bank deems appropriate. The Conforming Borrowing Base shall also be determined by the Banks in their sole discretion, and in determining the amount of the Conforming Borrowing Base, each Bank may make the assumptions and consider the factors and criteria set forth in clauses (a) through (f) above; provided, that each Bank shall apply Conforming Credit Criteria.

         SECTION 4.3. Bank Approval of Borrowing Base. The Borrowing Base and Conforming Borrowing Base which becomes effective upon any Redetermination shall be approved by (a) the unanimous consent of all Banks to the extent such Borrowing Base or Conforming Borrowing Base represents an increase in the Borrowing Base or Conforming Borrowing Base, respectively, in effect prior to such Redetermination, and (b) shall be approved by Required Banks to the extent such Borrowing Base or Conforming Borrowing Base represents a reaffirmation of, or a decrease in, the Borrowing Base or Conforming Borrowing Base, respectively, in effect prior to such Redetermination.

         SECTION 4.4. Redetermination Dates. (a) The Borrowing Base and the Conforming Borrowing Base shall be Redetermined on July 1, 1998 and on each October 1 and April 1 thereafter commencing October 1, 1998, or, in each such case, on a date as promptly thereafter as reasonably possible based on the engineering and other information available to the Banks.

         (b) In addition to Scheduled Redeterminations, Borrower and Required Banks shall each be entitled to require a Special Redetermination of the Borrowing Base and Conforming Borrowing Base once in each Fiscal Year. Any request for a Special Determination shall be made pursuant to a written notice to the other parties to this Agreement, and, in the case of a request by Borrower, such notice shall be accompanied by a Reserve Report. Any Special Redetermination shall be made twenty (20) days following delivery of the notice requesting such Special Redetermination or on a date as promptly thereafter as reasonably possible based on the engineering and other information available to the Banks.

         SECTION 4.5.     Borrowing Base Deficiency.  Except as provided in
Section 4.6, to the extent a Borrowing Base Deficiency exists after giving effect to any Redetermination, Borrower shall be obligated to eliminate such Borrowing Base Deficiency over a period not to exceed six (6) months from the effective date of such Redetermination by making six (6) mandatory, equal, consecutive, monthly payments of principal on the Revolving Loan, each of which shall be in the amount of one sixth (1/6th) of such Borrowing Base Deficiency, or in the event that the remaining principal outstanding under the Revolving Loan is less than the Borrowing Base Deficiency, then in the amount of one sixth (1/6th) of the remaining principal outstanding under the Revolving Loan. The first of such six (6) payments shall be due on the thirtieth (30th) day following the effective date of each such Redetermination and each subsequent payment shall be due on the same day of each month thereafter (or if there is no corresponding day of any subsequent month, then on the last day of such month) (each such





CREDIT AGREEMENT                                        PAGE 27
date is referred to herein as a "borrowing base deficiency payment date"). If a Borrowing Base Deficiency cannot be eliminated pursuant to this Section 4.5 by prepayment of the Revolving Loan in full (as a result of outstanding Letter of Credit Exposure), on each borrowing base deficiency payment date, Borrower shall also deposit cash with Agent, to be held by Agent to secure outstanding Letter of Credit Exposure in the manner contemplated by Section 2.1(b), an amount at least equal to one sixth (1/6th) of the balance of such Borrowing Base Deficiency (i.e., one-sixth of the difference between the Borrowing Base Deficiency and the remaining outstanding principal under the Revolving Loan on the effective date of such Redetermination).

         SECTION 4.6. Initial Borrowing Base. The Borrowing Base shall be $260,000,000 and the Conforming Borrowing Base shall be $175,000,000 for the period commencing on the Closing Date and ending on the effective date of the first Redetermination after the Closing Date; provided, that in the event the Rejected Chevron Properties have a Recognized Value (as reflected in the Chevron Reserve Report) of $5,000,000 or greater, the Required Banks may establish a lower initial Borrowing Base and initial Conforming Borrowing Base which gives effect to Borrower's rejection of such properties, such lower initial Borrowing Base and initial Conforming Borrowing Base to be reflected in a written notice from Administrative Agent to Borrower delivered on or promptly following the Closing Date. The Borrowing Base in effect under this Section
4.6 shall reduce (but not below the Conforming Borrowing Base) immediately upon the consummation of any Securities Offering by any Credit Party in an amount equal to the Net Cash Proceeds resulting from such Offering. Simultaneously with any such reduction, Borrower shall make a mandatory prepayment of the Revolving Loan in an amount sufficient to eliminate any Borrowing Base Deficiency resulting from such reduction in the Borrowing Base.


                                   ARTICLE V

                           COLLATERAL AND GUARANTEES

         SECTION 5.1. Security. (a) The Obligations shall be secured by (i) the Existing Mortgages which create first and prior Liens (subject only to Permitted Encumbrances) covering and encumbering the Mineral Interests described therein, and (ii) one hundred percent (100%) of the issued and outstanding capital stock of every class of Borrower. On or prior to the Closing Date, Borrower shall enter into the Amendment to Existing Mortgages, and Parent shall enter into the Parent Pledge Agreement.

         (b) If the Outstanding Credit exceeds the Conforming Borrowing Base as redetermined on July 1, 1998 or if a Borrowing Base Deficiency exists after July 1, 1998, Borrower shall immediately execute and deliver Mortgages to Administrative Agent, for the ratable benefit of each Bank, in form and substance acceptable to Administrative Agent to grant, evidence and perfect first and prior Liens securing the Obligations, covering substantially all Mineral Interests owned by Borrower subject only to Permitted Encumbrances.

         (c) At any time Borrower or any of its Subsidiaries are required to execute and deliver Mortgages to Agent pursuant to this Section 5.1, Borrower shall also deliver to Administrative Agent such opinions of counsel (addressed to Administrative Agent) and other





CREDIT AGREEMENT                                        PAGE 28
evidence of title as Administrative Agent shall deem necessary or appropriate to verify (i) Borrower's title to Proved Mineral Interests with a Recognized Value equal to at least 85% of the Recognized Value of all Proved Mineral Interests reflected in the Reserve Report which are subject to such Mortgages, and (ii) the validity, perfection and priority of the Liens created by such Mortgages.

         SECTION 5.2. Guarantees. Payment and performance of the Obligations shall be fully guaranteed by Parent pursuant to the Facility Guaranty duly executed and delivered by Parent.


                                   ARTICLE VI

                              CONDITIONS PRECEDENT

         SECTION 6.1. Conditions to Restatement and Initial Borrowing and Participation in Letter of Credit Exposure. The restatement of the Existing Credit Agreement on the terms set forth herein, and the obligation of each Bank to loan its Commitment Percentage of the initial Borrowing hereunder and the obligation of Administrative Agent to issue (or cause another Bank to issue) any Letter of Credit issued hereunder is subject to the satisfaction of each of the following conditions:

         (a) Closing Deliveries. Administrative Agent shall have received each of the following documents, instruments and agreements, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and each Bank and each of which shall, unless otherwise indicated, be dated the Closing Date:

                 (i) a Note payable to the order of each Bank, each in the amount of such Bank's Commitment, duly executed by Borrower;

                 (ii) the Parent Pledge Agreement, duly executed by Parent together with the certificate(s) evidencing one hundred percent (100%) of the issued and outstanding capital stock of Borrower of every class which certificate(s) shall be duly endorsed or accompanied by appropriate stock powers executed in blank;

                 (iii)    [intentionally deleted];

                 (iv)     the Facility Guaranty duly executed by Parent;

                 (v) a copy of the Articles or Certificate of Incorporation or comparable charter documents, and all amendments thereto, of each Credit Party accompanied by a certificate that such copy is true, correct and complete, and dated within ten (10) days of the Closing Date, issued by the appropriate Governmental Authority of the jurisdiction of incorporation or organization of each Credit Party, and accompanied by a certificate of the Secretary or comparable Authorized Officer of each Credit Party that such copy is true, correct and complete on the Closing Date;





CREDIT AGREEMENT                                        PAGE 29

                 (vi) a copy of the Bylaws or comparable charter documents, and all amendments thereto, of each Credit Party accompanied by a certificate of the Secretary or comparable Authorized Officer of each Credit Party that such copy is true, correct and complete as of the date hereof;

                 (vii) certain certificates and other documents issued by the appropriate Governmental Authorities of such jurisdictions as Administrative Agent has requested relating to the existence of each Credit Party and to the effect that each Credit Party is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions;

                 (viii) a certificate of incumbency of all officers of each Credit Party who will be authorized to execute or attest to any Loan Paper, dated the date hereof, executed by the Secretary or comparable Authorized Officer of each Credit Party;

                 (ix) copies of resolutions or comparable authorizations approving the Loan Papers and authorizing the transactions contemplated by this Agreement and the other Loan Papers, duly adopted by the Board of Directors or comparable authority of each Credit Party accompanied by certificates of the Secretary or comparable officer of Borrower that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the Bylaws or other charter documents of such Credit Party) by the unanimous written consent of the Board of Directors of each Credit Party, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the date hereof;

                 (x) an opinion of Jenkens & Gilchrist, P.C., special counsel for Borrower dated the date hereof, favorably opining as to the enforceability of each of the Loan Papers and otherwise in form and substance satisfactory to Administrative Agent and Banks;

                 (xi) an opinion of Burnet, Duckworth & Palmer, special Canadian counsel for Parent, favorably opining as to the enforceability of the Facility Guaranty and the Parent Pledge Agreement executed by Parent and otherwise in form and substance satisfactory to Administrative Agent and Banks;

                 (xii) an opinion of Gardere & Wynne, L.L.P., special counsel for Administrative Agent, dated the date hereof in form and substance satisfactory to Administrative Agent;

                 (xiii) a certificate signed by an Authorized Officer of Borrower stating that (a) the representations and warranties contained in this Agreement and the other Loan Papers are true and correct in all respects, and (b) no Default or Event of Default has occurred and is continuing, and (c) all conditions set forth in this Section 6.1 and Section 6.2 have been satisfied;





CREDIT AGREEMENT                                        PAGE 30

                 (xiv) a Certificate of Ownership Interests signed by an Authorized Officer of Borrower in the form of Exhibit H attached hereto;

                 (xv) a report or reports in form, scope and detail acceptable to Agent from environmental engineering firms acceptable to Administrative Agent setting forth the results of a current phase I environmental review of the Chevron Properties, which report(s) shall not reflect the existence of facts or circumstances which would constitute a material violation of any Applicable Environmental Law or which are likely to result in a material liability to any Credit Party;

                 (xvi) Certificates from Borrower's insurance broker setting forth the insurance maintained by Borrower, stating that such insurance is in full force and effect, that all premiums due have been paid and stating that such insurance is adequate and complies with the requirements of Section 8.6; and

                 (xvii) the Amendment to Existing Mortgages duly executed and delivered by Borrower.

         (b) Title Review. Administrative Agent or its counsel shall have completed a review of title to the Chevron Properties and such review shall not have revealed any condition or circumstance which would reflect that the representations and warranties contained in Section 7.9 hereof are inaccurate in any respect except with respect to the Rejected Chevron Properties.

         (c) Completion of Chevron Acquisition. Borrower shall have completed (or simultaneously with the funding of the initial Borrowing hereunder, Borrower shall complete) the Chevron Acquisition substantially in accordance with the Chevron Acquisition Agreement as in effect on the date hereof, and as a result thereof Borrower shall have acquired, or simultaneously with the funding of such Borrowing Borrower shall acquire, good and defensible title to all the Chevron Properties, free and clear of all Liens except Permitted Encumbrances, with the exception of those Chevron Properties which Borrower elects not to purchase due to title or environmental defects. In the event Borrower elects not to purchase certain Chevron Properties as a result of such environmental or title defects, it shall deliver a written notice of such election to Administrative Agent (prior to the Closing Date), specifying the Chevron Properties which it has elected not to purchase (the "Rejected Chevron Properties") and the Recognized Value of each such property. If such Recognized Value is greater than $5,000,000 (in the aggregate), Required Banks shall have the right to lower the initial Borrowing Base and Conforming Borrowing Base (prior to or subsequent to the Closing Date) as provided in
Section 4.6.

         (d) No Material Adverse Change. In the sole discretion of each Bank, no Material Adverse Change shall have occurred.

         (e) No Legal Prohibition. The transactions contemplated by this Agreement shall be permitted by applicable Law and regulation and shall not subject any Agent or any Bank to any material adverse change in its assets, liabilities, financial condition, operations or prospects or subject any Credit Party to a Material Adverse Change.





CREDIT AGREEMENT                                        PAGE 31

         (f) No Litigation. No litigation, arbitration or similar proceeding shall be pending or threatened which calls into question the validity or enforceability of this Agreement, the other Loan Papers, the Chevron Acquisition Documents or the transactions contemplated hereby or thereby.

         (g) Closing Fees. Borrower shall have paid to each Agent and their Affiliates the fees to be paid on the Closing Date pursuant to separate agreements entered into between Agents and their Affiliates and Borrower.

         (h) Other Matters. All matters related to this Agreement, the other Loan Papers, the Credit Parties, the Chevron Acquisition and the Chevron Properties shall be acceptable to each Bank in its sole discretion, and each Credit Party shall have delivered to Administrative Agent and each Bank such evidence as they shall request to substantiate any matters related to this Agreement, the other Loan Papers, the Chevron Acquisition Documents and the Chevron Acquisition, as Administrative Agent or any Bank shall request.

         SECTION 6.2. Conditions to Each Borrowing and each Letter of Credit. The obligation of each Bank to loan its Commitment Percentage of each Borrowing and the obligation of the Agent to issue a Letter of Credit on the date such Letter of Credit is to be issued is subject to the further satisfaction of the following conditions:

         (a) timely receipt by Agent of a Request for Borrowing or a Request for Letter of Credit (as applicable);

         (b) immediately before and after giving effect to such Borrowing or issuance of such Letter of Credit, no Default or Event of Default shall have occurred and be continuing and the funding of such Borrowing or the issuance of the requested Letter of Credit (as applicable) shall not cause a Default or Event of Default;

         (c) the representations and warranties of Borrower contained in this Agreement and the other Loan Papers shall be true and correct on and as of the date of such Borrowing or issuance of such Letter of Credit (as applicable);

         (d) the amount of the requested Borrowing or the amount of the requested Letter of Credit (as applicable) shall not exceed the Availability;

         (e) no material adverse change in the business, financial condition, operations or prospects of any of the Credit Parties shall have occurred; and

         (f) the funding of such Borrowing or the issuance of such Letter of Credit (as applicable) shall be permitted by applicable Law.

         Each Borrowing and the issuance of each Letter of Credit hereunder shall be deemed to be a representation and warranty by Borrower on the date of such Borrowing and the date of issuance of each Letter of Credit as to the facts specified in Sections 6.2(b) through (e).





CREDIT AGREEMENT                                        PAGE 32

         SECTION 6.3. Materiality of Conditions. Each condition precedent herein is material to the transactions contemplated herein, and time is of the essence in respect of each thereof.


                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         Each Credit Party jointly and severally represents and warrants to each Agent and each Bank that each of the following statements is true and correct on the date hereof, and will be true and correct on the occasion of each Borrowing and the issuance of each Letter of Credit:

         SECTION 7.1. Corporate Existence and Power. Each of the Credit Parties, DES and TRI (a) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation in each jurisdiction where a failure to be so qualified could have a Material Adverse Effect.

         SECTION 7.2. Limited Liability Company Existence and Power (Marine). Marine (a) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Louisiana, (b) has all limited liability company power and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign limited liability company in each jurisdiction where a failure to be so qualified could have a Material Adverse Effect.

         SECTION 7.3. Credit Party and Governmental Authorization; Contravention. The execution, delivery and performance of this Agreement and the other Loan Papers by each Credit Party (to the extent each Credit Party is a party to this Agreement and such Loan Papers) are within such Credit Party's corporate powers, when executed will be duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority and do not contravene, or constitute a default under, any provision of applicable Law (including, without limitation, the Margin Regulations) or of the Articles or Certificate of Incorporation, Bylaws, Regulations or comparable charter documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Credit Party or result in the creation or imposition of any Lien on any asset of any Credit Party other than the Liens securing the Obligations.

         SECTION 7.4. Binding Effect. This Agreement constitutes a valid and binding agreement of each Credit Party; the other Loan Papers when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of each Credit Party executing the same; and each Loan Paper is, or when executed and delivered, will be, enforceable against each Credit Party which executes the same in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar





CREDIT AGREEMENT                                        PAGE 33
laws affecting creditors rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         SECTION 7.5. Financial Information. (a) The most recent annual audited consolidated balance sheet of Parent and the related consolidated statements of operations and cash flows for the Fiscal Year then ended, copies of which have been delivered to each Bank, fairly present, in conformity with GAAP, the consolidated financial position of Parent as of the end of such Fiscal Year and its consolidated results of operations and cash flows for such Fiscal Year.

         (b) The most recent quarterly unaudited consolidated balance sheet of Parent delivered to Banks, and the related unaudited consolidated statements of operations and cash flows for the portion of Parent's Fiscal Year then ended, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 7.5(a), the consolidated financial position of Parent as of such date and its consolidated results of operations and cash flows for such portion of Parent's Fiscal Year.

         (c) Except as disclosed in writing to Banks prior to the execution and delivery of this Agreement, since the date of Parent's most recent annual and quarterly consolidated balance sheet and consolidated statements of operations and cash flow delivered to Banks, there has been no material adverse change in the assets, liabilities, financial position, results of operations or prospects of any Credit Party.

         SECTION 7.6.     Litigation.  Except for matters disclosed on Schedule
7.6 attached hereto, there is no action, suit or proceeding pending against, or to the knowledge of any Credit Party, threatened against or affecting any Credit Party or any Subsidiary of any Credit Party before any Governmental Authority in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect or which could in any manner draw into question the validity of the Loan Papers or the Chevron Acquisition Documents.

         SECTION 7.7. ERISA. No Credit Party nor any ERISA Affiliate of any Credit Party maintains or has ever maintained or been obligated to contribute to any Plan covered by Title IV of ERISA or subject to the funding requirements of Section 412 of the Code or Section 302 of ERISA. Each Plan maintained by any Credit Party or any ERISA Affiliate of any Credit Party is in compliance in all material respects with all applicable Laws. Except in such instances where an omission or failure would not have a Material Adverse Effect on the business, financial condition or prospects of any Credit Party, (a) all returns, reports and notices required to be filed with any regulatory agency with respect to any Plan have been filed timely, and (b) no Credit Party nor any ERISA Affiliate of any Credit Party has failed to make any contribution or pay any amount due or owing as required by the terms of any Plan. There are no pending or, to the best of each Credit Party's knowledge, threatened claims, lawsuits, investigations or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and no Credit Party nor any ERISA Affiliate of any Credit Party has knowledge of any threatened litigation or claims against, the assets of any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan that are likely to result in liability of any Credit Party having a Material Adverse Effect. Except in such instances where an omission or failure would not have a Material Adverse Effect, each Plan





CREDIT AGREEMENT                                        PAGE 34
that is intended to be "qualified" within the meaning of section 401(a) of the Code is, and has been during the period from its adoption to date, so qualified, both as to form and operation and all necessary governmental approvals, including a favorable determination as to the qualification under the Code of such Plan and each amendment thereto, have been or will be timely obtained. No Credit Party nor any ERISA Affiliate of any Credit Party has engaged in any prohibited transactions, within the meaning of section 406 of ERISA or section 4975 of the Code, in connection with any Plan which would result in liability of any Credit Party having a Material Adverse Effect. No Credit Party nor any ERISA Affiliate of any Credit Party maintains or contributes to any Plan that provides a post-employment health benefit, other than a benefit required under Section 601 of ERISA, or maintains or contributes to a Plan that provides health benefits that is not fully funded except where the failure to fully fund such Plan would not have a Material Adverse Effect. No Credit Party nor any ERISA Affiliate of any Credit Party maintains, has established or has ever participated in a multiple employer welfare benefit arrangement within the meaning of section 3(40)(A) of ERISA.

         SECTION 7.8. Taxes and Filing of Tax Returns. Each Credit Party, and each Subsidiary of each Credit Party, has filed all tax returns required to have been filed and has paid all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by such party, to the extent the same have become due and payable, other than Taxes with respect to which a failure to pay would not have a Material Adverse Effect. No Credit Party knows of any proposed material Tax assessment against it or any Subsidiary of any Credit Party and all Tax liabilities of each Credit Party and each Subsidiary of each Credit Party are adequately provided for. Except as disclosed in writing to Banks prior to the date hereof, no income tax liability in excess of $50,000 of any Credit Party or any Subsidiary of any Credit Party has been asserted by the Internal Revenue Service or other Governmental Authority for Taxes in excess of those already paid.

         SECTION 7.9. Ownership of Properties Generally. Each Credit Party has good and valid fee simple or leasehold title to all material properties and assets purported to be owned by it, including, without limitation, all assets reflected in the balance sheets referred to in Section 7.5 (a) and (b) and all assets which are used by the Credit Parties in the operation of their respective businesses, and none of such properties or assets is subject to any Lien other than Permitted Encumbrances.

         SECTION 7.10. Mineral Interests. Borrower has good and defensible title to all Mineral Interests described in the Reserve Report, including, after giving effect to the Chevron Acquisition, the Chevron Properties (excluding any Rejected Chevron Properties), free and clear of all Liens except Permitted Encumbrances and Immaterial Title Deficiencies. With the exception of Immaterial Title Deficiencies, all such Mineral Interests are valid, subsisting, and in full force and effect, and all rentals, royalties, and other amounts due and payable in respect thereof have been duly paid. Without regard to any consent or non-consent provisions of any joint operating agreement covering any of Borrower's Proved Mineral Interests, and with the exception of Immaterial Title Deficiencies, Borrower's share of (a) the costs for each Proved Mineral Interest described in the Reserve Report is not greater than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the respective designations "working interests", "WI", "gross working interest", "GWI", or similar terms, and (b) production from, allocated to, or attributed to each such Proved Mineral





CREDIT AGREEMENT                                        PAGE 35

Interest is not less than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the designations net revenue interest, NRI, or similar terms. Except in the case of wells which, in the aggregate, represent less than two percent (2%) of the production from the Proved Producing Mineral Interests described in the Reserve Report, each well drilled in respect of each Proved Producing Mineral Interest described in the Reserve Report (y) is capable of, and is presently, producing hydrocarbons in commercially profitable quantities, and Borrower is currently receiving payments for its share of production, with no funds in respect of any thereof being presently held in suspense, other than any such funds being held in suspense pending delivery of appropriate division orders, and (z) has been drilled, bottomed, completed, and operated in compliance with all applicable Laws and no such well which is currently producing hydrocarbons is subject to any penalty in production by reason of such well having produced in excess of its allowable production.

         SECTION 7.11.    Licenses, Permits, Etc.  Except as disclosed on
Schedule 7.11 attached hereto, each Credit Party and each Subsidiary of each Credit Party possesses such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders of Governmental Authorities, as are necessary to carry on its business as now conducted and as proposed to be conducted, except to the extent a failure to obtain any such item would not have a Material Adverse Effect.

         SECTION 7.12. Compliance with Law. The business and operations of the Credit Parties and the Subsidiaries of the Credit Parties have been and are being conducted in accordance with all applicable Laws other than violations of Laws which do not (either individually or collectively) have a Material Adverse Effect.

         SECTION 7.13. Full Disclosure. All information heretofore furnished by each Credit Party to any Agent or any Bank for purposes of or in connection with this Agreement, any Loan Paper or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by or on behalf of any Credit Party to any Agent or any Bank will be, true, complete and accurate in every material respect. The Credit Parties have disclosed or have caused to be disclosed to Banks in writing any and all facts (other than facts of general public knowledge) which might reasonably be expected to materially and adversely affect the assets, liabilities, financial condition, operations or prospects of any Credit Party or the ability of any Credit Party to perform its obligations under this Agreement and the other Loan Papers.

         SECTION 7.14. Organizational Structure; Nature of Business. Parent's sole material asset consists of one hundred percent (100%) of the issued and outstanding capital stock of Borrower. Parent conducts no business and has no operations other than (a) the issuance of equity and debt securities not prohibited pursuant to the provisions of this Agreement, (b) the ownership of the issued and outstanding capital stock of Borrower, and (c) activities reasonably related to the foregoing, including, without limitation, activities necessary to comply with the reporting requirements of the Securities and Exchange Act, and with rules and regulations of applicable securities exchanges or which are otherwise incident to being a publicly traded company. Borrower owns one hundred percent (100%) of the issued and outstanding common stock in TRI and DES and one hundred percent (100%) of the issued and outstanding limited liability company interests in Marine. Borrower has no Subsidiaries other





CREDIT AGREEMENT                                        PAGE 36
than Marine, DES and TRI. Neither Marine nor DES has any Subsidiary. Borrower is engaged only in the business of acquiring, exploring, developing and operating Mineral Interests and the production and marketing of hydrocarbons therefrom. Marine is engaged only in the business of marine oil field services. DES is engaged only in the business of oil and gas marketing and related services. TRI does not have any assets, operations, liabilities, employees or contractual relationships. Schedule 7.14 hereto accurately reflects (i) the jurisdiction of incorporation or organization of each Credit Party, and each Subsidiary thereof, (ii) each jurisdiction in which each Credit Party, and each Subsidiary thereof, is qualified to transact business as a foreign corporation or foreign limited liability company, (iii) the authorized, issued and outstanding stock or limited liability interests of each Credit Party, and each Subsidiary thereof, and (iv) all outstanding warrants, options, subscription rights, convertible securities or other rights to purchase capital stock or limited liability interests of each Credit Party, and each Subsidiary thereof.

         SECTION 7.15. Environmental Matters. Except for matters disclosed on Schedule 8.10 hereto, no operation conducted by any Credit Party or any Subsidiary of any Credit Party and no real or personal property now or previously owned or leased by any Credit Party or any Subsidiary of any Credit Party (including, without limitation, Borrower's Mineral Interests and further including, after giving effect to the Chevron Acquisition, the Chevron Properties (other than Rejected Chevron Properties)) and no operations conducted thereon, and to any Credit Parties' knowledge, no operations of any prior owner, lessee or operator of any such properties, is or has been in violation of any Applicable Environmental Law other than violations which neither individually nor in the aggregate will have a Material Adverse Effect. Except for matters disclosed on Schedule 8.10 hereto, no Credit Party, nor any Subsidiary of any Credit Party, nor any such property nor operation is the subject of any existing, pending or, to any Credit Parties' knowledge, threatened Environmental Complaint which could, individually or in the aggregate, have a Material Adverse Effect. All notices, permits, licenses, and similar authorizations, required to be obtained or filed in connection with the ownership of each tract of real property (including, without limitation, the Chevron Properties (other than Rejected Chevron Properties)) or operations of any Credit Party or any Subsidiary of any Credit Party thereon and each item of personal property owned, leased or operated by any Credit Party or any Subsidiary of any Credit Party, including, without limitation, notices, licenses, permits and authorizations required in connection with any past or present treatment, storage, disposal, or release of Hazardous Substances into the environment, have been duly obtained or filed except to the extent the failure to obtain or file such notices, licenses, permits and authorizations would not have a Material Adverse Effect. All Hazardous Substances, generated at each tract of real property and by each item of personal property owned, leased or operated by any Credit Party or any Subsidiary of any Credit Party (including, without limitation, after giving effect to the Chevron Acquisition, the Chevron Properties (other than Rejected Chevron Properties)) have been transported, treated, and disposed of only by carriers or facilities maintaining valid permits under RCRA and all other Applicable Environmental Laws for the conduct of such activities except in such cases where the failure to obtain such permits would not, individually or in the aggregate, have a Material Adverse Effect. Except for matters disclosed on Schedule 8.10 hereto, there have been no Hazardous Discharges which were not in compliance with Applicable Environmental Laws other than Hazardous Discharge which would not, individually or in the aggregate, have a Material Adverse Effect. Except for matters disclosed on Schedule 8.10 hereto, no Credit Party nor any Subsidiary of any Credit Party has any contingent liability





CREDIT AGREEMENT                                        PAGE 37
in connection with any Hazardous Discharge which could reasonably be expected to have a Material Adverse Effect.

         SECTION 7.16. Burdensome Obligations. No Credit Party, no Subsidiary of any Credit Party, nor any of the properties of any Credit Party or any Subsidiary of any Credit Party (including, without limitation, after giving effect to the Chevron Acquisition, the Chevron Properties (other than Rejected Chevron Properties)), is subject to any Law or any pending or threatened change of Law or subject to any restriction under its articles (or certificate) of incorporation, bylaws, regulations or comparable charter documents or under any agreement or instrument to which any Credit Party or any Subsidiary of any Credit Party or by which any Credit Party or any Subsidiary of any Credit Party or any of their properties may be subject or bound, which is so unusual or burdensome as to be likely in the foreseeable future to have a Material Adverse Effect. Without limiting the foregoing, no Credit Party or any Subsidiary of any Credit Party is a party to or bound by any agreement (other than the Loan Papers) or subject to any order of any Governmental Authority which prohibits or restricts in any way the right of such Credit Party or any Subsidiary of any Credit Party to make Distributions.

         SECTION 7.17. Fiscal Year. Parent's Fiscal Year is January 1 through December 31.

         SECTION 7.18. No Default. Neither a Default nor an Event of Default has occurred or will exist after giving effect to the transactions contemplated by this Agreement or the other Loan Papers.

         SECTION 7.19. Government Regulation. No Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act (as any of the preceding acts have been amended), the Investment Company Act of 1940 or any other law which regulates the incurring by such Credit Party of Debt, including, but not limited to laws relating to common contract carriers or the sale of electricity, gas, stream, water or other public utility services.

         SECTION 7.20. Insider. No Credit Party is, and no Person having "control" (as that term is defined in 12 U.S.C. Section 375(b) or regulations promulgated thereunder) of any Credit Party is an "executive officer", "director" or "shareholder" of any Bank or any bank holding company of which any Bank is a Subsidiary or of any Subsidiary of such bank holding company.

         SECTION 7.21. Gas Balancing Agreements and Advance Payment Contracts. On the date of this Agreement and after giving effect to the Chevron Acquisition, (a) there is no Material Gas Imbalance, and (b) the aggregate amount of all Advance Payments received by Borrower under Advance Payment Contracts which have not been satisfied by delivery of production does not exceed $1,000,000.

         SECTION 7.22. Chevron Acquisition Documents. Borrower has provided Administrative Agent and each Bank with a true and correct copy of all of the Chevron Acquisition Documents, including all amendments and modifications thereto. No rights or obligations of any party to any of such Chevron Acquisition Documents have been waived, and





CREDIT AGREEMENT                                        PAGE 38
no party to any of such Chevron Acquisition Documents is in default of its obligations thereunder. Each of such Chevron Acquisition Documents is a valid, binding and enforceable obligation of the parties thereto in accordance with its terms and is in full force and effect.


                                  ARTICLE VIII

                             AFFIRMATIVE COVENANTS

         Each of the Credit Parties jointly and severally covenant and agree that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

         SECTION 8.1. Information. The Credit Parties will deliver, or cause to be delivered, to each Bank:

         (a) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year, consolidated balance sheets of Parent as of the end of such Fiscal Year and the related consolidated statements of income and statements of cash flow for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported by Parent in accordance with GAAP and audited by a firm of independent public accountants of nationally recognized standing and acceptable to Agent; to the extent Parent's Form of 10-K filed with the Securities and Exchange Commission for each Fiscal Year contains all information required by this Section 8.1(a), Parent and Borrower may satisfy their obligations under this Section 8.1(a) for each Fiscal Year by delivering to Banks a copy of such Form 10-K for such Fiscal Year;

         (b)     (i) as soon as available and in any event within forty-five
(45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year, consolidated balance sheets of Parent as of the end of such Fiscal Quarter and the related consolidated statements of income and statements of cash flow for such quarter and for the portion of Parent's Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Parent's previous Fiscal Year; to the extent Parent's Form 10-Q filed with the Securities and Exchange Commission for each Fiscal Quarter contains all information required by this Section 8.1(b), each Credit Party may satisfy their obligations under this Section 8.1(b) for each Fiscal Quarter by delivering to Banks a copy of such Form 10-Q for such Fiscal Quarter. All financial statements delivered pursuant to this Section 8.1(b) shall be certified as to fairness of presentation, GAAP and consistency by a Financial Officer of Parent;

         (c) simultaneously with the delivery of each set of financial statements referred to in Sections 8.1(a) and (b), a certificate of a Financial Officer of Parent in the form of Exhibit I attached hereto, (i) setting forth in reasonable detail the calculations required to establish whether the Credit Parties were in compliance with the requirements of Article X on the date of such financial statements, (ii) stating whether there exists on the date of such certificate any Default and, if any Default then exists, setting forth the details thereof and the action which the Credit Parties are taking or propose to take with respect thereto, (iii) stating whether or not





CREDIT AGREEMENT                                        PAGE 39
such financial statements fairly reflect in all material respects the results of operations and financial condition of the Credit Parties as of the date of the delivery of such financial statements and for the period covered thereby,
(iv) setting forth (A) whether as of such date there is a Material Gas Imbalance and, if so, setting forth the amount of net gas imbalances under Gas Balancing Agreements to which Borrower is a party or by which any Mineral Interests owned by Borrower is bound, and (B) the aggregate amount of all Advance Payments received under Advance Payment Contracts to which Borrower is a party or by which any Mineral Interests owned by Borrower is bound which have not been satisfied by delivery of production, if any, and (v) a summary of the Hedge Transactions to which each Credit Party is a party on such date;

         (d) promptly upon the mailing thereof to the stockholders of Parent generally, copies of all financial statements, reports and proxy statements so mailed;

         (e) promptly upon the filing thereof, copies of all final registration statements post effective amendments thereto and annual, quarterly or special reports which Parent shall have filed with the Securities and Exchange Commission; provided, that Parent must deliver, or cause to be delivered, any annual reports which Parent shall have filed with the Securities and Exchange Commission, within ninety (90) days after the end of each Fiscal Year of Parent, and any quarterly reports which Parent shall have filed with the Securities and Exchange Commission, within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year of Borrower;

         (f) promptly upon receipt of same, any notice or other information received by any Credit Party indicating any potential, actual or alleged (i) non-compliance with or violation of the requirements of any Applicable Environmental Law which could result in liability to any Credit Party for fines, clean up or any other remediation obligations or any other liability in excess of $500,000 in the aggregate; (ii) threatened Hazardous Discharge which Hazardous Discharge would impose on any Credit Party a duty to report to a Governmental Authority or to pay cleanup costs or to take remedial action under any Applicable Environmental Law which could result in liability to any Credit Party for fines, clean up and other remediation obligations or any other liability in excess of $500,000 in the aggregate; or (iii) the existence of any Lien arising under any Applicable Environmental Law securing any obligation to pay fines, clean up or other remediation costs or any other liability in excess of $500,000 in the aggregate. Without limiting the foregoing, each Credit Party shall provide to Banks promptly upon receipt of same by any Credit Party copies of all environmental consultants or engineers reports received by any Credit Party which would render the representation and warranty contained in
Section 7.15 untrue or inaccurate in any respect;

         (g) In the event any notification is provided to any Bank or Administrative Agent pursuant to Section 8.1(f) hereof or any Agent or any Bank otherwise learns of any event or condition under which any such notice would be required, then, upon request of Required Banks, Borrower shall within thirty
(30) days of such request, cause to be furnished to Administrative Agent and each Bank a report by an environmental consulting firm acceptable to Administrative Agent and Required Banks, stating that a review of such event, condition or circumstance has been undertaken (the scope of which shall be acceptable to Administrative Agent and Required Banks) and detailing the findings, conclusions and recommendations of





CREDIT AGREEMENT                                        PAGE 40
such consultant. The Credit Parties shall bear all expenses and costs associated with such review and updates thereof;

         (h) immediately upon any Authorized Officer becoming aware of the occurrence of any Default, a certificate of an Authorized Officer setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto;

         (i) no later than February 28, and August 31 of each year, reports of production volumes, revenue, expenses and product prices for all oil and gas properties owned by Borrower with a Recognized Value of $500,000 or more for the periods of six (6) months ending the preceding December 31, and June 30, respectively. Such reports shall be prepared on an accrual basis and shall be reported on a field by field basis;

         (j) promptly notify Banks of any material adverse change in the assets, liabilities, financial condition, operations or prospects of any Credit Party;

         (k) promptly notify Banks of any material litigation involving any Credit Party; and

         (l) from time to time such additional information regarding the financial position or business of Borrower and its Subsidiaries as Administrative Agent, at the request of any Bank, may reasonably request.

         SECTION 8.2. Business of Credit Parties. The sole business of Parent shall continue to be (a) the issuance of equity and debt securities not prohibited pursuant to the provisions of this Agreement, (b) the ownership of the issued and outstanding capital stock of Borrower, and (c) activities reasonably related to the foregoing, including, without limitation, activities necessary to comply with the reporting requirements of the Securities and Exchange Act, and with rules and regulations of applicable securities exchanges or which are otherwise incident to being a publicly traded company. The sole business of Borrower will continue to be (a) the acquisition, exploration, development and operation of Mineral Interests and the production and marketing of Hydrocarbons therefrom, and (b) the ownership of one hundred percent (100%) of the issued and outstanding limited liability company interests of Marine and one hundred percent (100%) of the issued and outstanding common stock of DES. The sole business of Marine will continue to be marine oil field services. The sole business of DES will continue to be oil and gas marketing and related services. TRI will remain a shell corporation with no assets or operations.

         SECTION 8.3. Maintenance of Existence. Each of Parent and Borrower shall, and shall cause each of its Subsidiaries to, at all times (a) maintain its corporate or limited liability company existence in its state of incorporation or organization, and (b) maintain its good standing and qualification to transact business in all jurisdictions where the failure to maintain good standing or qualification to transact business could have a Material Adverse Effect. Notwithstanding the foregoing, TRI may dissolve at anytime.

         SECTION 8.4. Title Data. In addition to the title information required by Sections 5.1 and 6.1(c) hereof, Parent and Borrower shall, upon the request of Required Banks, cause to be delivered to Administrative Agent such title, opinions and other information regarding





CREDIT AGREEMENT                                        PAGE 41
title to Mineral Interests owned by Borrower as are appropriate to determine the status thereof; provided, however, that the Banks may not require the Credit Parties to furnish title opinions (except pursuant to Sections 5.1 and 6.1(c)) unless (a) an Event of Default shall have occurred and be continuing, or (b) the Required Banks have reason to believe that there is a defect in or encumbrance upon Borrower's title to such Mineral Interests that is not a Permitted Encumbrance.

         SECTION 8.5. Right of Inspection. Each Credit Party will permit, and will cause each of its Subsidiaries to permit, any officer, employee or agent of Administrative Agent or of any Bank to visit and inspect any of the assets of any Credit Party or any Subsidiary of any Credit Party, examine each Credit Party's and any such Subsidiary's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of each Credit Party and each Subsidiary of each Credit Party with such Credit Party's and any such Subsidiary's officers, accountants and auditors, all at such reasonable times and as often as Administrative Agent or any Bank may desire, all at the expense of the Credit Parties.

         SECTION 8.6. Maintenance of Insurance. Each Credit Party and each Subsidiary of the Credit Parties will at all times maintain or cause to be maintained insurance covering such risks as are customarily carried by businesses similarly situated, including, without limitation, the following:
(a) workmen's compensation insurance; (b) employer's liability insurance; (c) comprehensive general public liability and property damage insurance; (d) insurance against (other than losses or damage to property owned by Borrower which is self insured) losses customarily insured against as a result of damage by fire, lightning, hail, tornado, explosion and other similar risk; and (e) comprehensive automobile liability insurance. All loss payable clauses or provisions in all policies of insurance maintained by the Credit Parties and each Subsidiary of the Credit Parties pursuant to this Section 8.6 shall be endorsed in favor of and made payable to Administrative Agent for the ratable benefit of Banks, as their interests may appear. Administrative Agent shall have the right, for the ratable benefit of the Banks, to collect, and Parent and Borrower hereby assign to Administrative Agent for the ratable benefit of Banks (and hereby agree to cause each Subsidiary of the Credit Parties to assign), any and all monies that may become payable under any such policies of insurance by reason of damage, loss or destruction of any of property which stands as security for the Obligations or any part thereof, and Administrative Agent may, at its election, either apply for the ratable benefit of Banks all or any part of the sums so collected toward payment of the Obligations, whether or not such Obligations are then due and payable, in such manner as Administrative Agent may elect or release same to the applicable Credit Party.

         SECTION 8.7. Payment of Taxes and Claims. Each Credit Party will, and will cause each Subsidiary of the Credit Parties to, pay (a) all Taxes imposed upon it or any of its assets or with respect to any of its franchises, business, income or profits before any material penalty or interest accrues thereon and (b) all material claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien (other than a Permitted Encumbrance) on any of its assets; provided, however, no payment of Taxes or claims shall be required if (i) the amount, applicability or validity thereof is currently being contested in good faith by appropriate action promptly initiated and diligently conducted in accordance with good business practices and no material part of the property or assets of any Credit Party and no part of the





CREDIT AGREEMENT                                        PAGE 42
assets of any Subsidiary of any Credit Party which would be material to any Credit Party is subject to any pending levy or execution, (ii) the Credit Parties, and any Subsidiary of any Credit Party, as and to the extent required in accordance with GAAP, shall have set aside on their books reserves (segregated to the extent required by GAAP) deemed by them to be adequate with respect thereto, and (iii) the Credit Parties have notified Administrative Agent of such circumstances, in detail satisfactory to Administrative Agent.

         SECTION 8.8. Compliance with Laws and Documents. Each Credit Party will, and will cause each Subsidiary of the Credit Parties to, comply with all Laws, their respective certificates (or articles) of incorporation, bylaws, regulations and similar organizational documents and all Material Agreements to which any Credit Party and any Subsidiary of any Credit Party is a party, if a violation, alone or when combined with all other such violations, could have a Material Adverse Effect.

         SECTION 8.9. Operation of Properties and Equipment. (a) Borrower will maintain, develop and operate its Mineral Interests in a good and workmanlike manner, and observe and comply with all of the terms and provisions, express or implied, of all oil and gas leases relating to such Mineral Interests so long as such Mineral Interests are capable of producing hydrocarbons and accompanying elements in paying quantities, except where such failure to comply would not have a Material Adverse Effect.

         (b) Borrower will comply in all respects with all contracts and agreements applicable to or relating to its Mineral Interest or the production and sale of hydrocarbons and accompanying elements therefrom, except to the extent a failure to so comply would not have a Material Adverse Effect.

         (c) Borrower will at all times maintain, preserve and keep all operating equipment used with respect to its Mineral Interests of Borrower in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such operating equipment shall at all times be properly preserved and maintained, except where such failure to comply would not have a Material Adverse Effect; provided further that no item of operating equipment need be so repaired, renewed, replaced, added to or improved, if Borrower shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the business of Borrower.

         SECTION 8.10. Environmental Law Compliance. Except to the extent a failure to comply would not have a Material Adverse Effect, each Credit Party will, and will cause each Subsidiary of the Credit Parties to, comply with all Applicable Environmental Laws, including, without limitation, (a) all licensing, permitting, notification and similar requirements of Applicable Environmental Laws, and (b) all provisions of all Applicable Environmental Laws regarding storage, discharge, release, transportation, treatment and disposal of Hazardous Substances. The Credit Parties will, and will cause each Subsidiary of the Credit Parties to, promptly pay and discharge when due all legal debts, claims, liabilities and obligations with respect to any clean-up or remediation measures necessary to comply with Applicable Environmental Laws. Without limiting the foregoing, on or before the dates specified therein, Borrower will comply with the Environmental Compliance Schedule attached hereto as Schedule 8.10.





CREDIT AGREEMENT                                        PAGE 43

         SECTION 8.11. ERISA Reporting Requirements. The Credit Parties shall furnish, or cause to be furnished, to Administrative Agent:

         (a) Promptly and in any event (i) within thirty (30) days after any Credit Party or any ERISA Affiliate receives notice from any regulatory agency of the commencement of an audit, investigation or similar proceeding with respect to a Plan, and (ii) within ten (10) days after any Credit Party or any ERISA Affiliate contacts the Internal Revenue Service for the purpose of participation in a closing agreement or any voluntary resolution program with respect to a Plan which could have a Material Adverse Effect or knows or has reason to know that any event with respect to any Plan of any Credit Party or any ERISA Affiliate has occurred that is reasonably believed by a Credit Party to potentially have a Material Adverse Effect;

         (b) Promptly and in any event within thirty (30) days after the receipt by any Credit Party of a request therefor by a Bank, copies of any annual and other report (including Schedule B thereto) with respect to a Plan filed by Borrower or any ERISA Affiliate with the United States Department of Labor, the Internal Revenue Service or the PBGC;

         (c) Notification within thirty (30) days of the effective date thereof of any material increases in the benefits, or material change in the funding method, of any existing Plan which is not a multiemployer plan (as defined in section 4001(a)(3) of ERISA), or the establishment of any material new Plans, or the commencement of contributions to any Plan to which any Credit Party or any ERISA Affiliate was not previously contributing; and

         (d) Promptly after receipt of written notice of commencement thereof, notice of all (i) claims made by participants or beneficiaries with respect to any Plan and (ii) actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Credit Party or any ERISA Affiliate with respect to any Plan, except those which, in the aggregate, if adversely determined could not have a Material Adverse Effect.

         SECTION 8.12. Additional Documents. The Credit Parties shall, and shall cause each Subsidiary of the Credit Parties to, cure promptly any defects in the creation and issuance of each Note, and the execution and delivery of this Agreement and the other Loan Papers and, at the Credit Parties' expense, the Credit Parties shall promptly and duly execute and deliver to each Bank, upon reasonable request, all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Credit Parties in this Agreement and the other Loan Papers as may be reasonably necessary or appropriate in connection therewith.

         SECTION 8.13. Environmental Review. Borrower shall deliver to Administrative Agent prior to the completion by Borrower or any of its Subsidiaries of any material acquisition of Mineral Interests or related assets, other than an acquisition of additional interests in Mineral Interests in which Borrower or any of its Subsidiaries previously held an interest, a report or reports obtained by Borrower in the course of such acquisition, which report or reports shall set forth the results of a Phase I environmental review of such Mineral Interests and related assets. Borrower shall deliver to Administrative Agent a report or reports related to any material acquisition by Borrower or any of its Subsidiaries of Mineral Interests





CREDIT AGREEMENT                                        PAGE 44
or related assets, other than an acquisition of additional interests in Mineral Interest in which Borrower or any of its Subsidiaries previously held an interest, as requested by Administrative Agent or Required Banks in writing, which report shall be delivered within forty-five (45) days of Administrative Agent's or Required Banks' written request and shall be in form, scope and detail acceptable to Administrative Agent from environmental engineering firms acceptable to Administrative Agent, which report or reports shall set forth the results of a Phase I environmental review of such Mineral Interests and related assets. All of the reports delivered to Administrative Agent pursuant to this
Section 8.13 shall not reflect the existence of facts or circumstances which would constitute a material violation of any Applicable Environmental Law or which are likely to result in a material liability to any Credit Party.


                                   ARTICLE IX

                               NEGATIVE COVENANTS

         Each of the Credit Parties agrees that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

         SECTION 9.1. Incurrence of Debt. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, incur, become or remain liable for any Debt other than (a) the Obligations, (b) Permitted Subordinate Debt, and (c) other unsecured Debt in an aggregate amount outstanding at any time not to exceed $10,000,000.

         SECTION 9.2. Restricted Payments. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, directly or indirectly, declare or pay, or incur any liability to declare or pay, any Restricted Payment; provided, that (a) any Subsidiary of Borrower may make Distributions to Borrower, and (b) so long as (i) no Default or Borrowing Base Deficiency exists on the date any such Distribution is declared or paid and no Default or Event of Default would result therefrom, and (ii) the Borrowing Base does not exceed the Conforming Borrowing Base on the date such Restricted Payments are declared or paid, in addition to Distributions permitted under the preceding clause (a), the Credit Parties may make Restricted Payments up to $5,000,000 in the aggregate in any Fiscal Year.

         SECTION 9.3. Negative Pledge. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, create, assume or suffer to exist any Lien on any asset of any Credit Party, or any Subsidiary of any Credit Party, other than Permitted Encumbrances. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, enter into or become bound by any agreement (other than this Agreement) that prohibits or otherwise restricts the right of any Credit Party, or any Subsidiary of any Credit Party, to create, assume or suffer to exist any Lien on any Credit Party's, or any of their Subsidiaries', assets in favor of Administrative Agent.

         SECTION 9.4. Consolidations and Mergers. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, consolidate or merge with or into any other Person; provided, that so long as no Default or Event of Default exists or will result (a) Borrower may merge or consolidate with another Person so long as Borrower is the surviving





CREDIT AGREEMENT                                        PAGE 45
corporation and continues to be a wholly owned Subsidiary of Parent, and (b) any wholly owned Subsidiary of Borrower may merge or consolidate with any other Person so long as a wholly owned Subsidiary of Borrower is the surviving corporation.

         SECTION 9.5. Asset Dispositions. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, sell, lease, transfer, abandon or otherwise dispose of any asset other than (a) the sale in the ordinary course of business of Hydrocarbons produced from Borrower's Mineral Interests, (b) the sale, lease, transfer, abandonment or other disposition of other assets, provided that the aggregate value of all assets, sold, leased, transferred or disposed of pursuant to this clause (b) in any period between Scheduled Determinations shall not exceed five percent (5%) of the Conforming Borrowing Base then in effect (for purposes of this clause (b) the Closing Date will be deemed to be a Scheduled Determination), and (c) the sale, lease, transfer, abandonment or the disposition of Unproved Reserves. In no event will any Credit Party sell, transfer or dispose of any capital stock or other equity interest, in any Subsidiary of such Credit Party nor will Borrower or any of its Subsidiaries issue or sell any capital stock or other equity interest or any option, warrant or other right to acquire such capital stock or equity interest or security convertible into such capital stock or equity interest to any Person other than the Credit Party which is the direct parent of such issuer on the Closing Date.

         SECTION 9.6. Amendments to Organizational Documents. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, enter into or permit any modification or amendment of, or waive any material right or obligation of any Person under, its certificate or articles of incorporation, bylaws, regulations or other organizational documents other than amendments, modifications and waivers which will not, individually or in the aggregate, have a Material Adverse Effect.

         SECTION 9.7. Use of Proceeds. The proceeds of Borrowings will not be used for any purpose other than (a) working capital, (b) to finance the acquisition, exploration and development of Mineral Interests, including but not limited to the Chevron Acquisition, and (c) for general corporate purposes. None of such proceeds (including, without limitation, proceeds of Letters of Credit issued hereunder) will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, and none of such proceeds will be used in violation of applicable Law (including, without limitation, the Margin Regulations). Letters of Credit will be issued hereunder only for the purpose of securing bids, tenders, bonds, contracts and other obligations entered into in the ordinary course of
Borrower's business.   Without limiting the foregoing, no Letters of Credit
will be issued hereunder for the purpose of or providing credit enhancement with respect to any Debt or equity security of any Credit Party or any Subsidiary of any Credit Party or to secure any Credit Party's obligations with respect to Hedge Transactions other than Hedge Transactions with a Bank or an Affiliate of such Bank.

         SECTION 9.8. Investments. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, directly or indirectly, make or have outstanding any Investment other than Permitted Investments.

         SECTION 9.9. Transactions with Affiliates. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, engage in any transaction with an Affiliate





CREDIT AGREEMENT                                        PAGE 46
unless such transaction is as favorable to such party as could be obtained in an arm's length transaction with an unaffiliated Person in accordance with prevailing industry customs and practices.

         SECTION 9.10. ERISA. Except in such instances where an omission or failure would not have a Material Adverse Effect, the Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to (a) take any action or fail to take any action which would result in a violation of ERISA, the Code or other laws applicable to the Plans maintained or contributed to by it or any ERISA Affiliate, or (b) modify the term of, or the funding obligations or contribution requirements under any existing Plan, establish a new Plan, or become obligated or incur any liability under a Plan that is not maintained or contributed to by a Credit Party or any ERISA Affiliate as of the Closing Date.

         SECTION 9.11. Hedge Transactions. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, enter into any Hedge Transactions which would cause the amount of hydrocarbons which are the subject of Hedge Transactions in existence at such time to exceed seventy five percent (75%) of Borrower's anticipated production from Proved Producing Mineral Interests during the term of such existing Hedge Transactions.

         SECTION 9.12.  Fiscal Year.  Parent shall not change its fiscal year.

         SECTION 9.13. Change in Business. The Credit Parties will not, nor will the Credit Parties permit any of their Subsidiaries to, engage in any business other than the businesses engaged in by such parties on the date hereof as described in Section 7.14 hereof.


                                   ARTICLE X

                              FINANCIAL COVENANTS

         Each of the Credit Parties agrees that so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

         SECTION 10.1. Current Ratio of Parent. The Credit Parties will not permit Parent's ratio of Consolidated Current Assets to its Consolidated Current Liabilities as of the end of any Fiscal Quarter to be less than 1.0 to 1.0.

         SECTION 10.2. Minimum Consolidated Tangible Net Worth. The Credit Parties will not permit Parents' Consolidated Tangible Net Worth to be less than the Required Consolidated Tangible Net Worth at any time.

         SECTION 10.3. Consolidated EBITDA to Consolidated Net Interest Expense. The Credit Parties will not permit Parent's ratio of Consolidated EBITDA to Consolidated Net Interest Expense to be less than 2.5 to 1.0 (i) for any period commencing on January 1, 1998 and ending on the last day of each Fiscal Quarter thereafter until and including September 30, 1998; and (ii) for any period of four (4) consecutive Fiscal Quarters ending on or after December 31, 1998.





CREDIT AGREEMENT                                        PAGE 47

                                   ARTICLE XI

                                    DEFAULTS

         SECTION 11.1. Events of Default. If one or more of the following events (collectively "Events of Default" and individually an "Event of Default") shall have occurred and be continuing:

         (a)     Borrower shall fail to pay when due any principal on any Note;

         (b) Borrower shall fail to pay when due accrued interest on any Note or any fees or any other amount payable hereunder and such failure shall continue for a period of three (3) days following the due date;

         (c) any Credit Party shall fail to observe or perform any covenant or agreement contained in Article IX or Article X of this Agreement;

         (d) any Credit Party or any Subsidiary of any Credit Party shall fail to observe or perform any covenant or agreement contained in this Agreement or the other Loan Papers (other than those referenced in Sections 11.1(a), (b) and (c)) and such failure continues for a period of thirty (30) days after the earlier of (i) the date any Authorized Officer of any Credit Party acquires knowledge of such failure, or (ii) written notice of such failure has been given to any Credit Party by Administrative Agent or any Bank;

         (e) any representation, warranty, certification or statement made or deemed to have been made by any Credit Party or any Subsidiary of any Credit Party in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made;

         (f) any Credit Party or any Subsidiary of any Credit Party shall fail to make any payment when due on any Debt of such Person in a principal amount equal to or greater than $500,000 or any other event or condition shall occur which (i) results in the acceleration of the maturity of any such Debt, or (ii) entitles the holder of such Debt to accelerate the maturity thereof;

         (g) any Credit Party or any Subsidiary of any Credit Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

         (h) an involuntary case or other proceeding shall be commenced against any Credit Party or any Subsidiary of any Credit Party seeking liquidation, reorganization or other relief





CREDIT AGREEMENT                                        PAGE 48
with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against any Credit Party or any Subsidiary of any Credit Party under the federal bankruptcy Laws as now or hereafter in effect;

         (i) one (1) or more final judgments or orders for the payment of money aggregating in excess of $500,000 shall be rendered against any Credit Party or any Subsidiary of any Credit Party and such judgment or order shall continue unsatisfied and unstayed for thirty (30) days;

         (j) any event occurs with respect to any Plan or Plans pursuant to which any Credit Party and/or any ERISA Affiliate incur a liability due and owing at the time of such event, without existing funding therefor, for benefit payments under such Plan or Plans in excess of $500,000; or (ii) any Credit Party, any ERISA Affiliate, or any other "party-in-interest" or "disqualified person", as such terms are defined in section 3(14) of ERISA and section 4975(e)(2) of the Code, shall engage in transactions which in the aggregate results in a direct or indirect liability to any Credit Party or any ERISA Affiliate in excess of $500,000 under section 409 or 502 of ERISA or section 4975 of the Code which either (i) results in a Lien on any Credit Party's assets which is not a Permitted Encumbrance, or (ii) continues unsatisfied for a period of thirty (30) days after any Authorized Officer of any Credit Party first acquires knowledge of such liability;

         (k) as of any date (i) Borrower shall cease to be a wholly owned Subsidiary of Parent, or (ii) any Person or group (as defined in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) other than the Texas Pacific Group shall become the direct or indirect beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of more than 30% of the total voting power of all classes of capital stock then outstanding of Parent entitled (without regard to the occurrence of any contingency) to vote in elections of directors of Parent; or

         (l) this Agreement or any other Loan Paper shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Credit Party, or any Credit Party shall deny that it has any further liability or obligation under any of the Loan Papers, or any Lien created by the Loan Papers shall for any reason (other than the release thereof in accordance with the Loan Papers) cease to be a valid, first priority, perfected Lien upon any of the Proved Mineral Interests purported to be covered thereby;

then, and in every such event, Administrative Agent shall without presentment, notice or demand (unless expressly provided for herein) of any kind (including, without limitation, notice of intention to accelerate and acceleration), all of which are hereby waived, (a) if requested by the Required Banks, terminate the Commitments and they shall thereupon terminate, and (b) if requested by the Required Banks, take such other actions as may be permitted by the Loan Papers including, declaring the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable; provided that (c) in the case of any of the Events of Default specified in Sections 11.1(g) or (h), without any notice to any





CREDIT AGREEMENT                                        PAGE 49

Credit Party or any other act by Administrative Agent or Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable.


                                  ARTICLE XII

                                     AGENTS

         SECTION 12.1. Appointment, Powers, and Immunities. Each Bank hereby irrevocably appoints and authorizes each Agent to act as its agent under this Agreement and the other Loan Papers with such powers and discretion as are specifically delegated to each Agent by the terms of this Agreement and the other Loan Papers, together with such other powers as are reasonably incidental thereto. Each Agent (which term as used in this sentence and in Section 12.5 and the first sentence of Section 12.6 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Bank; (b) shall not be responsible to the Banks for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Paper or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Paper, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Paper, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Paper; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Paper, except for its own gross negligence or willful misconduct. Each Agent may employ agents and attorneys- in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

         SECTION 12.2. Reliance by Agents. Each Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by any Agent. Each Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until such Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 14.10 hereof. As to any matters not expressly provided for by this Agreement, the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Banks, and such instructions shall be binding on all of the Banks; provided, however, that the Agents shall not be required to take any action that exposes the Agents to personal liability or that is contrary to any Loan Paper or applicable law or unless it shall first





CREDIT AGREEMENT                                        PAGE 50
be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking any such action.

         SECTION 12.3. Defaults. The Agents shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agents have received written notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agents receive such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Banks. The Agents shall (subject to Section 12.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Banks, provided that, unless and until the Agents shall have received such directions, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks.

         SECTION 12.4. Rights as Bank. With respect to its Commitment and the portion of the Revolving Loan made by it, NationsBank of Texas, N.A. (and any successor acting as an Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as an Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agents in their individual capacity. NationsBank of Texas, N.A. (and any successor acting as an Agent) and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or affiliates as if it were not acting as an Agent, and NationsBank (and any successor acting as an Agent) and its affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

         SECTION 12.5. Indemnification. The Banks agree to indemnify the Agents (to the extent not reimbursed by the Credit Parties) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Bank) in any way relating to or arising out of any Loan Paper or the transactions contemplated thereby or any action taken or omitted by any Agent under any Loan Paper (including any of the foregoing arising from the negligence of any Agent); provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Bank agrees to reimburse the Agents promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under
Section 14.3, to the extent that such Agents are not promptly reimbursed for such costs and expenses by the Borrower. The agreements contained in this Section shall survive payment in full of the portion of the Revolving Loan and all other amounts payable under this Agreement.

         SECTION 12.6. Non-Reliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on any Agent or any Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the





CREDIT AGREEMENT                                        PAGE 51

Loan Parties and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon any Agent or any Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Papers. Except for notices, reports, and other documents and information expressly required to be furnished to the Banks by the Agents hereunder, the Agents shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or any of its Subsidiaries or affiliates that may come into the possession of the Agents or any of their affiliates.

         SECTION 12.7. Resignation of Agents. Each Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent, which shall be approved by Borrower, such approval to not be unreasonably withheld; provided, that, Borrower shall not have the right to approve any successor Agent appointed during the continuance of any Default.
If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $100,000,000 and which shall be approved by Borrower, such approval to not be unreasonably withheld; provided, that, Borrower shall not have the right to approve any successor Agent appointed during the continuance of any Default. Upon the acceptance of any appointment as Agent hereunder by a successor (and approval of such successor by Borrower to the extent Borrower's approval is required), such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as an Agent, the provisions of this Article XII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Agent.


                                  ARTICLE XIII

                            CHANGE IN CIRCUMSTANCES

         SECTION 13.1.  Increased Cost and Reduced Return.

         (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency:

                          (i) shall subject such Bank (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Note, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Bank (or its Applicable Lending Office) under this





CREDIT AGREEMENT                                        PAGE 52

                          Agreement or its Note in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Bank by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office);

                          (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, compulsory loan, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (or its Applicable Lending Office), including the Commitment of such Bank hereunder; or

                          (iii) shall impose on such Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Loans, then the Borrower shall pay to such Bank on demand such amount or amounts as will compensate such Bank for such increased cost or reduction. If any Bank requests compensation by the Borrower under this Section 13.1(a), the Borrower may, by notice to such Bank (with a copy to the Administrative Agent), suspend the obligation of such Bank to make or Continue Eurodollar Loans or to Convert all or part of the Base Rate Loan owing to such Bank into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 13.4 shall be applicable); provided that such suspension shall not affect the right of such Bank to receive the compensation so requested.

         (b) If, after the date hereof, any Bank shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Bank or any corporation controlling such Bank as a consequence of such Bank's obligations hereunder to a level below that which such Bank or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

         (c) Each Bank shall promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to it. Any Bank claiming compensation under this Section shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to





CREDIT AGREEMENT                                        PAGE 53
it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

         SECTION 13.2. Limitation on Eurodollar Loans. If on or prior to the first day of any Interest Period for any Eurodollar Loan:

                 (a) the Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                 (b) the Required Banks determine (which determination shall be conclusive) and notify the Administrative Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to the Banks of funding Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give the Borrower prompt notice thereof and the relevant amounts or periods, and so long as such condition remains in effect, the Banks shall be under no obligation to make additional Eurodollar Loans, Continue Eurodollar Loans, or to Convert all or any part of the Base Rate Loan and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Eurodollar Loans or Convert such Eurodollar Loans into the Base Rate Loan in accordance with the terms of this Agreement.

         SECTION 13.3. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Bank shall promptly notify the Borrower thereof and such Bank's obligation to make or Continue Eurodollar Loans and to Convert all or any part of the Base Rate Loan into Eurodollar Loans shall be suspended until such time as such Bank may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 13.4 shall be applicable).

         SECTION 13.4. Treatment of Affected Loans. If the obligation of any Bank to make particular Eurodollar Loans or to Continue Eurodollar Loans, or to Convert all or any part of the Base Rate Loan into Eurodollar Loans shall be suspended pursuant to Section 13.1 or 13.3 hereof, such Bank's Eurodollar Loans shall be automatically Converted into the Base Rate Loan on the last day(s) of the then current Interest Period(s) for Eurodollar Loans (or, in the case of a Conversion required by Section 13.3 hereof, on such earlier date as such Bank may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 13.1 or 13.3 hereof that gave rise to such Conversion no longer exist:

                 (a) to the extent that such Bank's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Bank's Eurodollar Loans shall be applied instead to the Base Rate Loan; and

                 (b) all Loans that would otherwise be made or Continued by such Bank as Eurodollar Loans of shall be made or Continued instead as part of the Base Rate Loan, and all or any party of the Base Rate Loan that would otherwise be Converted into Eurodollar Loans shall remain as part of the Base Rate Loan.





CREDIT AGREEMENT                                        PAGE 54

If such Bank gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 13.1 or 13.3 hereof that gave rise to the Conversion of such Bank's Eurodollar Loans pursuant to this
Section 13.4 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Banks are outstanding, such Bank's portion of the Base Rate Loan shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Banks holding Eurodollar Loans are held pro rata (as to principal amounts, and Interest Periods) in accordance with their respective Commitments.

         SECTION 13.5. Compensation. Upon the request of any Bank, the Borrower shall pay to such Bank such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                 (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Revolving Loan) on a date other than the last day of the Interest Period for such Loan; or

                 (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article VI to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

         SECTION 13.6. Taxes. (a) Any and all payments by the Borrower to or for the account of any Bank or any Agent hereunder or under any other Loan Paper shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and each Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank (or its Applicable Lending Office) or such Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Paper to any Bank or any Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 13.6) such Bank or such Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions,
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 14.1, the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Paper or from the





CREDIT AGREEMENT                                        PAGE 55
execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Paper (hereinafter referred to as "Other Taxes").

         (c) The Borrower agrees to indemnify each Bank and each Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 13.6) paid by such Bank or such Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

         (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Bank is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Papers.

         (e) For any period with respect to which a Bank has failed to provide the Borrower and the Administrative Agent with the appropriate form pursuant to Section 13.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 13.6(a) or 13.6(b) with respect to Taxes imposed by the United States; provided, however, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

         (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 13.6, then such Bank will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

         (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

         (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 13.6 shall survive the termination of the Commitments and the payment in full of the Notes.





CREDIT AGREEMENT                                        PAGE 56

         SECTION 13.7. Discretion of Banks as to Manner of Funding. Notwithstanding any provisions of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Commitment in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each Eurodollar Loan during the Interest Period for such Eurodollar Loan through the purchase of deposits having a maturity corresponding to the last day of such Interest Period and bearing an interest rate equal to the Adjusted Eurodollar Rate for such Interest Period.

                                  ARTICLE XIV

                                 MISCELLANEOUS

         SECTION 14.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopy or similar writing) and shall be given, if to any Agent or any Bank, at its address or telecopier number set forth on Schedule 1.1 hereto, and if given to Parent or Borrower, at their respective addresses or telecopy numbers set forth on the signature pages hereof (or in either case, at such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto). Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 14.1 and the appropriate answerback is received or receipt is otherwise confirmed,
(b) if given by mail, three (3) Domestic Business Day after deposit in the mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section 14.1; provided that notices to Agent under Article II shall not be effective until received.

         SECTION 14.2. No Waivers. No failure or delay by any Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Paper shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law or in any of the other Loan Papers.

         SECTION 14.3. Expenses; Indemnification. (a) The Credit Parties jointly and severally agree to pay on demand all reasonable costs and expenses of the Agents in connection with the syndication, preparation, execution, delivery, modification, and amendment of this Agreement, the other Loan Papers, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for Agents with respect thereto and with respect to advising Agents as to their rights and responsibilities under the Loan Papers; provided that Agents agree that in the case of the initial preparation of the Loan Papers and the initial closing of the transactions contemplated thereby, the costs and expenses the Credit Parties are obligated to pay pursuant to this sentence shall be limited to the fees referred to in Section 2.12 and the fees and expenses of counsel to the Agents. The Credit Parties further jointly and severally agree to pay on demand all costs and expenses of Agents and Banks, if any (including, without limitation, reasonable attorneys' fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Papers and the other documents to be delivered hereunder.





CREDIT AGREEMENT                                        PAGE 57

         (b) THE CREDIT PARTIES JOINTLY AND SEVERALLY AGREE TO INDEMNIFY AND HOLD HARMLESS EACH AGENT AND EACH BANK AND EACH OF THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND ADVISORS (EACH, AN "INDEMNIFIED PARTY") FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION, OR PROCEEDING OR PREPARATION OF DEFENSE IN CONNECTION THEREWITH) THE LOAN PAPERS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE REVOLVING LOAN (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF THE INDEMNIFIED PARTY), EXCEPT TO THE EXTENT SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IN THE CASE OF AN INVESTIGATION, LITIGATION OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SECTION 14.3 APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION OR PROCEEDING IS BROUGHT BY CREDIT PARTIES, ITS DIRECTORS, SHAREHOLDERS OR CREDITORS OR AN INDEMNIFIED PARTY OR ANY OTHER PERSON OR ANY INDEMNIFIED PARTY IS OTHERWISE A PARTY THERETO AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED.
CREDIT PARTIES AGREE NOT TO ASSERT ANY CLAIM AGAINST ANY AGENT, ANY BANK, ANY OF THEIR AFFILIATES, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, AND ADVISERS, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO THE LOAN PAPERS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE REVOLVING LOAN.

         (c) Without prejudice to the survival of any other agreement of Credit Parties hereunder, the agreements and obligations of Credit Parties contained in this Section 14.3 shall survive the payment in full of the Revolving Loan and all other amounts payable under this Agreement.

         SECTION 14.4. Right of Set-off; Adjustments. (a) Upon the occurrence and during the continuance of any Event of Default, each Bank (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank (or any of its Affiliates) to or for the credit or the account of any Credit Party against any and all of the Obligations, irrespective of whether such Bank shall have made any demand under this Agreement or Note held by such and although such obligations may be unmatured. Each Bank agrees promptly





CREDIT AGREEMENT                                        PAGE 58
to notify the affected Credit Party after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 14.4 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Bank may have.

         (b) If any Bank (a "benefitted Bank") shall at any time receive any payment of all or part of the amounts owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Bank, if any, in respect of such other Bank's amounts owing to it, or interest thereon, such benefitted Bank shall purchase for cash from the other Banks a participating interest in such portion of each such other Bank's amounts owing to it, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Bank to share the excess payment or benefits of such collateral or proceeds ratably with each Bank; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Credit Party agrees that any Bank so purchasing a participation from a Bank pursuant to this Section 14.4 may, to the fullest extent permitted by Law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of Credit Parties in the amount of such participation.

         SECTION 14.5. Amendments and Waivers. Any provision of this Agreement, the Notes or the other Loan Papers may be amended or waived if, but only if such amendment or waiver is in writing and is signed by Borrower and the Required Banks (and, if the rights or duties of any Agent are affected thereby, by such Agent); provided that no such amendment or waiver shall, unless signed by all Banks, (a) increase the Commitment of any Bank, (b) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable hereunder or for termination of any Commitment, (c) change the percentage of the Total Commitment, or the number of Banks which shall be required for the Banks or any of them to take any action under this Section
14.5 or any other provision of this Agreement, or (e) release any material guarantor or other material party liable for all or any part of the Obligations or release any material part of the collateral for the Obligations or any part thereof other than releases required pursuant to sales of collateral which are expressly permitted by Section 9.5 hereof.

         SECTION 14.6. Survival. All representations, warranties and covenants made by the Credit Parties herein or in any certificate or other instrument delivered by it or in its behalf under the Loan Papers shall be considered to have been relied upon by Banks and shall survive the delivery to Banks of such Loan Papers or the extension of the Revolving Loan (or any part thereof), regardless of any investigation made by or on behalf of Banks. The indemnity provided in Section 14.3(b) herein shall survive the repayment of all credit advances hereunder and/or the discharge or release of any Lien granted hereunder or in any other Loan Paper, contract or agreement between Borrower or any other Credit Party and Agent or any Bank.

         SECTION 14.7. Limitation on Interest. Regardless of any provision contained in the Loan Papers, Banks shall never be entitled to receive, collect, or apply, as interest on the





CREDIT AGREEMENT                                        PAGE 59

Revolving Loan, any amount in excess of the Maximum Lawful Rate, and in the event any Bank ever receives, collects or applies as interest any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the Revolving Loan is paid in full, any remaining excess shall promptly be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Lawful Rate, Borrower and Banks shall, to the extent permitted under applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of the interest throughout the entire contemplated term of the Notes, so that the interest rate is the Maximum Lawful Rate throughout the entire term of the Notes; provided, however, that if the unpaid principal balance thereof is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Lawful Rate, Banks shall refund to Borrower the amount of such excess and, in such event, Banks shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Lawful Rate.

         SECTION 14.8. Invalid Provisions. If any provision of the Loan Papers is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable, the Loan Papers shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Loan Papers a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         SECTION 14.9. Waiver of Consumer Credit Laws. Pursuant to Article 15.10(b) of Chapter 15, Subtitle 79, Revised Civil Statutes of Texas, 1925, as amended, Borrower agrees that such Chapter 15 shall not govern or in any manner apply to the Revolving Loan.

         SECTION 14.10. Assignments and Participations. (a) Each Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Loan, its Note, and its Commitment); provided, however, that

                 (i)      each such assignment shall be to an Eligible
                 Assignee;

                 (ii) except in the case of an assignment to another Bank or an assignment of all of a Bank's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

                 (iii) each such assignment by a Bank shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and the Note; and





CREDIT AGREEMENT                                        PAGE 60

                 (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit J hereto, together with any Note subject to such assignment and a processing fee of $3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Bank hereunder and the assigning Bank shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 13.6(d).

         (b) The Administrative Agent shall maintain at its address referred to in Section 14.01 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitment and Commitment Percentage of, and principal amount of the Revolving Loan owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

         (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit J hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

         (d) Each Bank may sell participations to one or more Persons in all or a portion of its rights, obligations, or rights and obligations under this Agreement (including all or a portion of its Commitment or its interest in the Revolving Loan); provided, however, that (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Article XIII and the right of set-off contained in Section 14.04, and (iv) the Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, and such Bank shall retain the sole right to enforce the obligations of the Borrower relating to its Revolving Loan and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Revolving Loan or Note, extending any scheduled principal payment date or date fixed for the payment of interest on such Revolving Loan or Note, or extending its Commitment).





CREDIT AGREEMENT                                        PAGE 61

         (e) Notwithstanding any other provision set forth in this Agreement, any Bank may at any time assign and pledge all or any portion of its Revolving Loan and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

         (f) Any Bank may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants).

         SECTION 14.11. TEXAS LAW. THIS AGREEMENT, EACH NOTE AND THE OTHER LOAN PAPERS HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY PROPERTY INTENDED AS SECURITY FOR THE OBLIGATIONS IS LOCATED NECESSARILY GOVERN (A) THE PERFECTION AND PRIORITY OF THE LIENS IN FAVOR OF AGENT AND BANKS WITH RESPECT TO SUCH PROPERTY, AND (B) THE EXERCISE OF ANY REMEDIES (INCLUDING FORECLOSURE) WITH RESPECT TO SUCH PROPERTY.

         SECTION 14.12. Consent to Jurisdiction; Waiver of Immunities. (a) Parent and Borrower each hereby irrevocably submit to the jurisdiction of any Texas State or Federal court sitting in the Northern District of Texas over any action or proceeding arising out of or relating to this Agreement or any other Loan Papers, and Parent and Borrower hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court. As an alternative, Parent and Borrower each irrevocably consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Person at its address specified in Section 14.1. Parent and Borrower agree that a final judgment on any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (b) Nothing in this Section 14.12 shall affect any right of Banks to serve legal process in any other manner permitted by law or affect the right of any Bank to bring any action or proceeding against any Credit Party or their properties in the courts of any other jurisdictions.

         (c) To the extent that Parent or Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Person hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Papers.

         SECTION 14.13. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when Administrative Agent shall have received counterparts hereof signed by all of the parties hereto or, in the case of any Bank as to which an executed counterpart shall not





CREDIT AGREEMENT                                        PAGE 62
have been received, Administrative Agent shall have received telegraphic or other written confirmation from such Bank of execution of a counterpart hereof by such Bank.

         SECTION 14.14. No Third Party Beneficiaries. It is expressly intended that there shall be no third party beneficiaries of the covenants, agreements, representations or warranties herein contained other than the Syndication Agent and the Arranger and third party beneficiaries permitted pursuant to Section 14.10(b).

         SECTION 14.15. COMPLETE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG BANKS, AGENTS AND THE CREDIT PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BANKS, AGENTS, PARENT OR BORROWER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG BANKS, AGENTS, PARENT OR BORROWER.

         SECTION 14.16. WAIVER OF JURY TRIAL. PARENT, BORROWER, AGENTS AND BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN PAPERS AND FOR ANY COUNTERCLAIM THEREIN.

         SECTION 14.17. Confidentiality. Each Agent and each Bank agrees to keep confidential any information furnished or made available to it by the Borrower pursuant to this Agreement this is marked confidential; provided that nothing herein shall prevent any Agent or any Bank from disclosing such information (a) to any other Agent or Bank, or any officer, director, employee, agent, or advisor of any Agent or Bank or any of their Affiliates, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Agent or any Bank other than as a result of a disclosure by any Agent or any Bank prohibited by this Agreement, (g) in connection with any litigation to which such Agent or Bank or any of its affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Paper, and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee.

                          [signature pages to follow]





CREDIT AGREEMENT                                        PAGE 63

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers on the day and year first above written.


BORROWER:

DENBURY MANAGEMENT, INC.,
a Texas corporation



By: _______________________________________ By:________________________________
Name: Gareth Roberts                        Name: Phil Rykhoek
Title: President and Chief                  Title: Chief Financial Officer
          Executive Officer                           and Secretary

Address for Notice:

17304 Preston Road, Suite 200
Dallas, Texas 75252
Fax No. (214) 380-6967

PARENT:

DENBURY RESOURCES, INC.,
a corporation incorporated under the
Canada Business Corporations Act


By: _______________________________________ By:_______________________________
Name: Gareth Roberts                        Name: Phil Rykhoek
Title: President and Chief                  Title: Chief Financial Officer
          Executive Officer                           and Secretary

Address for Notice:

17304 Preston Road, Suite 200
Dallas, Texas 75252
Fax No. (214) 380-6967





First Restated Credit Agreement -Signature Page

BANKS:

NATIONSBANK OF TEXAS, N.A.


By:________________________________________
         J. Scott Fowler, Vice President



ADMINISTRATIVE AGENT:

NATIONSBANK OF TEXAS, N.A.


By:________________________________________
         J. Scott Fowler, Vice President





First Restated Credit Agreement -Signature Page

                                   EXHIBIT A

                                                This Instrument was prepared by,
                                        and when recorded should be returned to:

                                                         Gardere & Wynne, L.L.P.
                                                     1601 Elm Street, Suite 3000
                                                            Dallas, Texas  75201
                                                         Attn:  William D. Young

================================================================================



                             AMENDMENT TO MORTGAGES

         This Amendment to Mortgages (this "Amendment") is entered into as of the 29th day of December, 1997, between Denbury Management, Inc., a Texas corporation ("Denbury") and NationsBank of Texas, N.A., in its capacity as "Agent" under the Existing Credit Agreement (as hereinafter defined) ("Agent") and NationsBank of Texas, N.A. in its capacity as Administrative Agent ("Administrative Agent") for the Banks (as defined in the Credit Agreement, as hereinafter defined).

                              W I T N E S S E T H:

         WHEREAS, Denbury, Denbury Holdings, Ltd. ("Holdings"), Denbury Resources, Inc. ("Resources"), NationsBank of Texas, N.A. ("NationsBank"), NationsBank as Agent, Bankers Trust Company ("BT") and International Nederlanden (U.S.) Capital Corporation ("ING") (NationsBank, BT and ING are collectively referred to herein as the "Existing Banks") are parties to that certain Credit Agreement, dated as of May 31, 1996 (as amended through, but excluding, the date hereof, the "Existing Credit Agreement"), pursuant to which the Existing Banks have made certain loans (the "Existing Loans") and provided certain other extensions of credit to Denbury (the Existing Loans and such other extensions of credit are collectively referred to herein as the "Existing Credit"); and

         WHEREAS, pursuant to instruments of an even date herewith BT and ING have assigned (the "Assignment") their interests under the Existing Credit Agreement and the Loan Papers (as therein defined) to NationsBank and NationsBank has assumed the obligations of BT and ING thereunder; and

         WHEREAS, Denbury, Resources, NationsBank and Administrative Agent have entered into a First Restated Credit Agreement (the "Credit Agreement"), pursuant to which the Existing Credit Agreement was amended and restated in its entirety and NationsBank (as the sole Bank thereunder) has agreed to extend credit to Denbury (NationsBank and each other Bank which hereafter becomes a party to the Credit Agreement are collectively referred to herein as "Banks," and individually as a "Bank"); and

         WHEREAS, the obligations of Denbury under the Existing Credit Agreement are secured in part by those certain Deeds of Trust and Mortgages executed by Denbury in favor of Agent for the benefit of the Banks under the Existing Credit Agreement which are more particularly described in Schedule I hereto (as amended, the "Original Mortgages"); and

         WHEREAS, the obligations of Denbury under the Existing Credit Agreement are further secured in part by those certain Deeds of Trust and Mortgages executed by Denbury in favor of Agent for the benefit of Banks under the Existing Credit Agreement which are more particularly described in Schedule II hereto (the "June 1996 Mortgages", together with the Original Mortgages, the "Mortgages"); and

         WHEREAS, as a condition to entering into the Credit Agreement, Administrative Agent and the Banks have required that the Mortgages be amended in certain respects; and

         WHEREAS, Borrower has agreed to amend the Mortgages.

         NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                                       I.
                             AMENDMENT TO MORTGAGES

         Section 1.1. Amendments to Original Mortgages. The Original Mortgages shall be and hereby are amended in the following respects;

                 (a) The existing Sections 1.3(a) and (b) of the Original Mortgages shall be deleted and the following shall be inserted in place thereof:

                          (a)  All indebtedness and other obligations,
                 including, without limitation, the Obligations as defined in the Credit Agreement (as hereinafter defined), now or hereafter incurred or arising pursuant to the provisions of that certain First Restated Credit Agreement dated as of December 29, 1997 between Denbury Management, Inc. ("Mortgagor"), Denbury Resources, Inc., as Guarantor, NationsBank of Texas, N.A., as Administrative Agent ("Administrative Agent"), and the financial institutions listed on Schedule 1 thereto ("Banks"), together with all future or additional supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (such First Restated Credit Agreement, as amended and otherwise as the same may from time to time be supplemented, amended or modified, and all other agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, being herein called the "Credit Agreement");

                          (b) one certain promissory note dated as of December 29, 1997, in the amount of $300,000,000, made by Mortgagor payable to the order of NationsBank of Texas, N.A., which note shall evidence indebtedness which the Banks are obligated to advance to Mortgagor pursuant to the terms of the Credit Agreement in the aggregate principal amount outstanding from time to time not to exceed the sum of $300,000,000.00, and all other notes given in substitution therefor or in renewal or extension thereof, in whole or in part (the foregoing described notes and all other notes given in substitution, renewal or extension thereof, in whole or in part being hereinafter collectively referred to as the "Note");

                 (c) Notwithstanding anything to the contrary contained in the Original Mortgages, the maximum amount of indebtedness secured by the Original Mortgages is hereby increased to $350,000,000.

                 (d) All references in the Original Mortgages to the "Credit Agreement" shall be deemed to be a reference to the "Credit Agreement" as defined herein.

                 (e) All references in the Original Mortgages to "Agent" shall be deemed to be a reference to "Administrative Agent" as defined herein.

                                      II.
                        AMENDMENT TO JUNE 1996 MORTGAGES

         Section 2.1 Amendment to June 1996 Mortgages. The June 1996 Mortgages shall be and hereby are amended in the following respects:

                 (a)      The definition of  "Credit Agreement" set forth in
Section 1.1 of the June 1996 Mortgages shall be deleted and the following shall be inserted in place thereof:

                          "Credit Agreement" means that certain First Restated
                 Credit Agreement dated as of December 29, 1997, among Mortgagor, Denbury Resources, Inc., as Guarantor, NationsBank of Texas, N.A., as Administrative Agent, and the financial institutions listed on Schedule 1 thereto (the "Banks"), together with all future or additional supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part.

         Additionally, all references in the June 1996 Mortgages to the "Banks" shall be deemed to be a reference to the "Banks" as defined herein.

                 (b) The definition of "Loan" set forth in Section 1.1 of the June 1996 Mortgages shall be deleted and the following shall be inserted in place thereof:

                          "Loan" means the revolving loan in an amount
                 outstanding at any time not to exceed the amount of the Total Commitment then in effect to be made by Banks to Mortgagor in accordance with the Credit Agreement.

                 (c)      The definition of "Loan Papers" set forth in Section
         1.1 of the June 1996 Mortgages shall be deleted and the following shall be inserted in place thereof:

                          "Loan Papers" shall mean the Credit Agreement, the
                 Notes, the Facility Guaranty, the Pledge Agreements (as amended by the Pledge Amendments), the

                 Existing Mortgages, and any other Mortgage at any time hereafter delivered, and all other certificates, documents or instruments delivered in connection with the Credit Agreement, as the foregoing may be amended from time to time.

                 (d) The definition of "Notes" set forth in Section 1.1 of the June 1996 Mortgages shall be deleted and the following shall be inserted in place thereof:

                          "Note" shall mean that one certain promissory note
                 dated as of December 29, 1997, in the amount of $300,00,000, made by Mortgagor payable to the order of NationsBank of Texas, N.A., which note shall evidence indebtedness which the Banks are obligated to advance to Mortgagor pursuant to the terms of the Credit Agreement in the aggregate principal amount outstanding from time to time not to exceed the sum of $300,000,000, and all other notes given in substitution therefor or in renewal or extension thereof, in whole or in part.

         Additionally, all references in the June 1996 Mortgages to the "Notes" shall be deemed to be a reference to the "Note" as defined herein.

                 (e)      The definition of "Obligations" set forth in Section
         1.1 of the June 1996 Mortgages shall be deleted and the following shall be inserted in place thereof:

                          "Obligations" shall have the meaning set forth in the Credit Agreement.

                 (f)      The definition of "Total Commitment" set forth in
         Section 1.1 of the June 1996 Mortgages shall be amended by deleting the amount of "$150,000,000" and replacing it with the amount of "$300,000,000".

                 (g)      The first three lines and paragraphs (a) and (b) of
         Article III of the June 1996 Mortgages shall be deleted and the following shall be inserted in place thereof:

                          This Mortgage is given to secure and enforce the
                 payment and performance of the following obligations, indebtedness and liabilities:

                          (a) all indebtedness and other obligations, including, without limitation, the Obligations, now or hereafter incurred or arising pursuant to the provisions of the Credit Agreement;

                          (b)     the Note;

                 (h) Notwithstanding anything to the contrary contained in the June 1996 Mortgages (including, without limitation, the provisions of Section 7.16 thereof), the maximum amount of indebtedness secured by the June 1996 Mortgages is hereby increased to $350,000,000.

                 (i) All references in the June 1996 Mortgages to the "Credit Agreement" shall be deemed to be a reference to the "Credit Agreement" as defined herein.

                 (j) All references in the June 1996 Mortgages to "Agent" shall be deemed to be a reference to "Administrative Agent" as defined herein.

                                      III.
                                 MISCELLANEOUS

         Section 3.1. All of the respective liens, privileges, priorities and equities existing and to exist under and in accordance with the terms of the Mortgages are hereby renewed, extended, carried forward and conveyed as security for the Obligations under and as defined in the Credit Agreement.

         Section 3.2. Except as amended hereby, each of the Mortgages shall remain unchanged and in full force and effect, and Denbury hereby RATIFIES, CONFIRMS and ADOPTS the Mortgages and all of their respective terms and provisions, as amended hereby. The Mortgages, as amended hereby, shall inure to the benefit of the mortgagee and its permitted successors and assigns and shall be binding upon Denbury and its respective successors and assigns whether or not the signature of the mortgagee appears thereon or hereon.

         Section 3.3. This Amendment is being executed in multiple counterparts, each of which shall for all purposes be deemed to be an original and all of which are identical.

         Section 3.4. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas, excluding its conflict of laws rules, except to the extent that the amendment or modification of the Mortgages is mandatorily governed by the laws of the jurisdiction in which the properties subject thereto are located.

         Section 3.5. Denbury attaches to counterparts hereof being recorded in Louisiana certified resolutions of its Board of Directors authorizing the execution and delivery of this Amendment.

         IN WITNESS WHEREOF, this instrument has been executed in multiple counterparts on the 29th day of December, 1997, and the effective date hereof shall be December 29, 1997.

         THUS DONE AND PASSED this 29th day of December, 1997, in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Administrative Agent and me, Notary, after reading of the whole.

WITNESSES:                                         NATIONSBANK OF TEXAS, N.A.,
----------
                                                            as Administrative Agent for the Banks
By:                                                         under the Credit Agreement and as Agent for
   ----------------------------------------
Name:                                                       the Banks under the Existing Credit
     --------------------------------------
                                                            Agreement

By:
   ----------------------------------------
Name:                                                       By:
     --------------------------------------                    ----------------------------------------------------
                                                                    Name:    J. Scott Fowler
                                                                    Title:   Vice President


                 -----------------------------------------------
                                 NOTARY PUBLIC


         THUS DONE AND PASSED this 29th day of December, 1997, in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Denbury Management, Inc. and me, Notary, after reading of the whole.

WITNESSES:                                         DENBURY MANAGEMENT, INC.,
----------

By:
   ----------------------------------------
Name:                                                       By:
     --------------------------------------                    ----------------------------------------------
                                                            Name:   Phil Rykhoek
By:                                                         Title:  Chief Financial Officer and
   ----------------------------------------                         Secretary
Name:
     --------------------------------------


                 -----------------------------------------------
                                 NOTARY PUBLIC

                    ACKNOWLEDGMENTS FOR ADMINISTRATIVE AGENT

STATE OF TEXAS            Section
                          Section
COUNTY OF DALLAS          Section

MISSISSIPPI

         Personally appeared before me, the undersigned authority in and for said county and state, on this 29th day of December, 1997, within my jurisdiction, the within named J. Scott Fowler, who acknowledged that he is the Vice President of NationsBank of Texas, N.A., a national banking association and that for and on behalf of said national association as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said national association to do so.

LOUISIANA

         Be it known, that on this 29th day of the month of December, 1997, before me, the undersigned authority, personally came and appeared J. Scott Fowler, to me personally known and known to me to be the person whose genuine signature is affixed to the foregoing document as the Vice President of NationsBank of Texas, N.A., who signed said document before me in the presence of the two witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such national association by authority of its board of directors and as the free act and deed of such national association and for the uses and purposes therein set forth and apparent.

         IN WITNESS WHEREOF, the said appearer has signed those presents, together with the said witnesses, and I have hereunto affixed my hand and seal on the day and date first above written.

TEXAS

         Before me, a notary public in and for said county and state, on this 29th day of December, 1997, personally appeared J. Scott Fowler, Vice President of NationsBank of Texas, N.A., a national banking association, to me known to be the identical person who subscribed the name of Agent and Administrative Agent to the foregoing instrument as Vice President of NationsBank of Texas, N.A., and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of such association, for the uses and purposes therein set forth.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 29th day of December,
1997.


[SEAL]
                                                  ______________________________
                                                  Notary Public, State of Texas

My commission expires:
__________________________________

                          ACKNOWLEDGMENTS FOR DENBURY

STATE OF TEXAS            Section
                          Section
COUNTY OF DALLAS          Section

MISSISSIPPI

         Personally appeared before me, the undersigned authority in and for said county and state, on this 29th day of December, 1997, within my jurisdiction, the within named Phil Rykhoek, who acknowledged that he is the Chief Financial Officer and Secretary of Denbury Management, Inc., a Texas corporation and that for and on behalf of said corporation, as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said corporation to do so.

LOUISIANA

         Be it known, that on this 29th day of the month of December, 1997, before me, the undersigned authority, personally came and appeared Phil Rykhoek, to me personally known and known to me to be the person whose genuine signature is affixed to the foregoing document as the Chief Financial Officer and Secretary of Denbury Management, Inc., who signed said document before me in the presence of the two witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such corporation by authority of its board of directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

         IN WITNESS WHEREOF, the said appearer has signed those presents, together with the said witnesses, and I have hereunto affixed my hand and seal on the day and date first above written.

TEXAS

         Before me, a notary public in and for said county and state, on this 29th day of December, 1997, personally appeared Phil Rykhoek, Chief Financial Officer and Secretary of Denbury Management, Inc., a Texas corporation, to me known to be the identical person who subscribed the name of the maker hereof to the foregoing instrument as Chief Financial Officer and Secretary of Denbury Management, Inc., and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 29th day of December,
1997.

[SEAL]
                                                  ______________________________
                                                  Notary Public, State of Texas

My commission expires:_____________________________

                                   EXHIBIT B

                                    GUARANTY


         THIS GUARANTY (this "Guaranty") is dated as of the ____ day of December, 1997, by Denbury Resources, Inc., a corporation incorporated under the Canadian Business Corporations Act ("Guarantor"), in favor of NATIONSBANK OF TEXAS, N.A., and each of its successors and assigns as permitted pursuant to
Section 14.10 of the Credit Agreement (NationsBank of Texas, N.A. [acting as Bank but not as Administrative Agent], and each of its successors and assigns are collectively referred to herein as "Noteholders").

                              W I T N E S S E T H:

         WHEREAS, Denbury Management, Inc., a Texas corporation ("Borrower"), Guarantor, Noteholders, and NationsBank of Texas, N.A., as Administrative Agent ("Administrative Agent") are parties to that certain First Restated Credit Agreement (the "Credit Agreement") dated as of December 29, 1997, pursuant to which Noteholders have agreed to (i) make a revolving credit loan to Borrower, and (ii) issue and participate in Letters of Credit issued on behalf of Borrower and certain of its Subsidiaries (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, Guarantor is the sole shareholder of Borrower; and

         WHEREAS, Noteholders have required, as a condition to making the Revolving Loan and issuing and participating in Letters of Credit to be issued under the Credit Agreement, that Guarantor execute and deliver this Guaranty; and

         WHEREAS, Guarantor has determined that valuable benefits will be derived by it as a result of the Credit Agreement and the Revolving Loan to be made by Banks and Letters of Credit to be issued thereunder; and

         WHEREAS, Guarantor has further determined that the benefits accruing to it from the Credit Agreement exceed Guarantor's anticipated liability under this Guaranty.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Guarantor hereby covenants and agrees as follows:

         1. Guarantor hereby absolutely and unconditionally guarantees the prompt, complete and full payment when due, no matter how such shall become due, of the Obligations, and further guarantees that Borrower will properly and timely perform the Obligations.

         2. If Guarantor is or becomes liable for any indebtedness owing by Borrower to Noteholders by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Noteholders hereunder shall be cumulative of any and all other rights that Noteholders may ever have against Guarantor. The exercise by Noteholders of any right or remedy hereunder or under any other instrument, at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         3. In the event of default by Borrower in payment of the Obligations, or any part thereof, when such Obligations become due, either by their terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand, and without further notice of dishonor and without any notice having been given to Guarantor previous to such demand of the acceptance by Noteholders of this Guaranty, and without any notice having been given to such Guarantor previous to such demand of the creating or incurring of such Obligations, pay the amount due thereon to Noteholders at the Administrative Agent's office as set forth in the Credit Agreement, and it shall not be necessary for any Noteholder, in order to enforce such payment by Guarantor, first, to institute suit or exhaust its remedies against Borrower or others liable on such Obligations, to have Borrower joined with Guarantor in any suit brought under this Guaranty or to enforce their rights against any security which shall ever have been given to secure such indebtedness; provided, however, that in the event Noteholders elect to enforce and/or exercise any remedies they may possess with respect to any security for the Obligations prior to demanding payment from Guarantor, Guarantor shall nevertheless be obligated hereunder for any and all sums still owing to Noteholders on the Obligations and not repaid or recovered incident to the exercise of such remedies.

         4. Notice to Guarantor of the acceptance of this Guaranty and of the making, renewing or assignment of the Obligations and each item thereof, are hereby expressly waived by Guarantor.

         5. Each payment on the Obligations shall be deemed to have been made by Borrower unless express written notice is given to Administrative Agent at the time of such payment that such payment is made by Guarantor as specified in such notice.

         6. If all or any part of the Obligations at any time are secured, Guarantor agrees that Noteholders may at any time and from time to time, at their discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security or compromise or settle any amount due or owing under the Credit Agreement or amend or modify in whole or in part the Credit Agreement or any Loan Papers executed in connection with same without impairing or diminishing the obligations of Guarantor hereunder. Guarantor further agrees that if Borrower executes in favor of Noteholders any collateral agreement, mortgage or other security instrument, the exercise by Noteholders of any right or remedy thereby conferred on Noteholders shall be wholly discretionary with Noteholders, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of Guarantor hereunder. Guarantor further agrees that Noteholders and Administrative Agent shall not be liable for their failure to use diligence in the collection of the Obligations or in preserving the liability of any person liable for the Obligations, and Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof (including, notice of acceleration), and diligence in bringing suits against any Person liable on the Obligations, or any part thereof.

         7.      Guarantor agrees that Noteholders, in their discretion, may
(i) bring suit against all guarantors (including, without limitation, Guarantor hereunder) of the Obligations jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of such guarantors for such consideration as the Noteholders may deem proper, and (iii) release one or more of such guarantors from liability hereunder, and that no such action shall impair the rights of Noteholders to collect the Obligations (or the unpaid balance thereof) from other such guarantors of the Obligations, or any of them, not so sued, settled with or released. Guarantor agrees, however, that nothing contained in this paragraph, and no action by Noteholders permitted under this paragraph, shall in any way affect or impair the rights or obligations of such guarantors among themselves.

         8. Guarantor represents and warrants to Noteholders that (i) Guarantor is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation; and (ii) Guarantor possesses all requisite authority and power to authorize, execute, deliver and comply with the terms of this Guaranty; this Guaranty has been duly authorized and approved by all necessary action on the part of Guarantor and constitutes a valid and binding obligation of Guarantor enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable Debtor Relief Laws; and no approval or consent of any court or governmental entity is required for the authorization, execution, delivery or compliance with this Guaranty which has not been obtained (and copies thereof delivered to Noteholders). As used in this Paragraph 8, "Debtor Relief Laws" means all applicable bankruptcy, liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

         9.      [Intentionally Deleted]

         10. This Guaranty is for the benefit of the Noteholders, their successors and assigns, and in the event of an assignment by Noteholders (or their successors or assigns) of the Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Obligations so assigned, may be transferred with such Obligations. This Guaranty is binding upon Guarantor and its successors and assigns.

         11. No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by Required Banks (or to the extent required by the Credit Agreement, all "Banks"), and then shall be effective only in the specific instance and for the purpose for which given.
No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Noteholders in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of Noteholders hereunder are cumulative of each other and of every other right or remedy which Noteholders may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         12. No provision herein or in any promissory note, instrument or any other Loan Paper executed by Borrower or Guarantor evidencing the Obligations shall require the payment or permit the collection of interest in excess of the Maximum Lawful Rate. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other Loan Paper, the provisions of this paragraph shall govern, and neither Borrower nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to any applicable federal or state usury laws now in force, all promissory notes, instruments and other Loan Papers executed by Borrower or Guarantor evidencing the Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         13. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay Noteholders all costs and expenses (including court costs and reasonable attorneys fees) incurred by Noteholders in the enforcement hereof.

         14. (a) The liability of Guarantor under this Guaranty shall in no manner be impaired, affected or released by the insolvency, bankruptcy, making of an assignment for the benefit of creditors, arrangement, compensation, composition or readjustment of Borrower, or any proceedings affecting the status, existence or assets of Borrower or other similar proceedings instituted by or against Borrower and affecting the assets of Borrower.

                 (b) Guarantor acknowledges and agrees that any interest on any portion of the Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Obligations if said proceedings had not been commenced) shall be included in the Obligations because it is the intention of Guarantor and Administrative Agent that the Obligations which are guaranteed by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Borrower of any portion of such Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such proceeding is commenced.

                 (c) In the event that all or any portion of the Obligations are paid by Borrower, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Administrative Agent or any Bank as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Obligations for all purposes under this Guaranty.

         15. Guarantor understands and agrees that any amounts of Guarantor on account with Noteholders may be offset to satisfy the obligations of Guarantor hereunder.

         16. Guarantor hereby subordinates and makes inferior any and all indebtedness now or at any time hereafter owed by Borrower to Guarantor to the Obligations evidenced by the Credit Agreement and agrees after the occurrence of a Default under the Credit Agreement, or any event which with notice, lapse of time, or both, would constitute a Default under the Credit Agreement, not to permit Borrower to repay, or to accept payment from Borrower of, such indebtedness or any part thereof without the prior written consent of Noteholders.

         17. Guarantor hereby waives any and all rights of subrogation to which Guarantor may otherwise be entitled against Borrower, or any other guarantor of the Obligations, as a result of any payment made by Guarantor pursuant to this Guaranty.

         18. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable, such provision shall be fully severable; this Guaranty shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         19.     (a)      Guarantor hereby irrevocably submits to the
nonexclusive jurisdiction of any Texas state or federal court over any action or proceeding arising out of or relating to this Guaranty or any other Loan Paper, and Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Texas state or federal court. Guarantor hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any Litigation arising out of or in connection with this Guaranty or any of the Loan Papers brought in district courts of Dallas County, Texas, or in the United States District Court for the Northern District of Texas, Dallas Division. Guarantor hereby irrevocably waives any claim that any Litigation brought in any such court has been brought in an inconvenient forum. Guarantor hereby irrevocably consents to the service of process out of any of the aforementioned courts in any such Litigation by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to Guarantor's office at 17304 Preston Road, Suite 510, Dallas, Texas 75252. Guarantor irrevocably agrees that any legal proceeding against Noteholders shall be brought in the district courts of Dallas County, Texas, or in the United States District Court for the Northern District of Texas, Dallas Division. Nothing herein shall affect the right of Noteholders to commence legal proceedings or otherwise proceed against Guarantor in any jurisdiction or to serve process in any manner permitted by applicable law. As used herein, the term "Litigation" means any proceeding, claim, lawsuit or investigation (i) conducted or threatened by or before any court or governmental department, commission, board, bureau, agency or instrumentality of the United States or of any state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing, or (ii) pending before any public or private arbitration board or panel.

                 (b) Nothing in this Paragraph 19 shall affect any right of the Noteholders to serve legal process in any other manner permitted by law or affect the right of any Noteholder to bring any action or proceeding against Guarantor in the courts of any other jurisdictions.

                 (c) To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Loan Papers.

         20. THIS GUARANTY AND THE OTHER LOAN PAPERS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG THE NOTEHOLDERS, ADMINISTRATIVE AGENT AND THE GUARANTOR AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE NOTEHOLDERS, ADMINISTRATIVE AGENT AND THE GUARANTOR. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE NOTEHOLDERS, ADMINISTRATIVE AGENT AND THE GUARANTOR.

         21. GUARANTOR, FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, AND THE NOTEHOLDERS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THEIR RIGHT TO A JURY TRIAL, IN ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN PAPERS.

         22. THIS GUARANTY AND THE OTHER LOAN PAPERS HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY PROPERTY INTENDED AS SECURITY FOR THE OBLIGATIONS IS LOCATED NECESSARILY GOVERN (A) THE PERFECTION AND PRIORITY OF THE LIENS IN FAVOR OF ADMINISTRATIVE AGENT AND BANKS WITH

RESPECT TO SUCH PROPERTY, AND (B) THE EXERCISE OF ANY REMEDIES (INCLUDING FORECLOSURE) WITH RESPECT TO SUCH PROPERTY.

         EXECUTED and effective as of the date first above written.

                                  GUARANTOR:

                                  DENBURY RESOURCES, INC.



                                  By:
                                     ------------------------------------------
                                  Name:   Gareth Roberts
                                  Title:  President and Chief Executive Officer



                                  By:
                                     ------------------------------------------
                                  Name:   Phil Rykhoek
                                  Title:  Chief Financial Officer and Secretary

                                   EXHIBIT C

                                      NOTE


$_______________                 Dallas, Texas                  ________, 1997


         FOR VALUE RECEIVED, the undersigned, Denbury Management, Inc., a Texas corporation ("Maker"), promises to pay to the order of [Name of Bank or Lending Office] ("Payee"), at the offices of NationsBank of Texas, N.A., as Administrative Agent (herein so called), at 901 Main Street, 64th Floor, Dallas, Texas 75202, for Payee, the principal sum of [Amount of such Bank's Commitment] ($___________), or so much thereof as may be advanced and outstanding, together with interest, as hereinafter described.

         This Note has been executed and delivered pursuant to, and is subject to and governed by, the terms of that certain First Restated Credit Agreement dated as of December 29, 1997 (as hereafter renewed, extended, amended, or supplemented, the "Agreement") among Maker, Denbury Resources, Inc., as Guarantor, Payee, Administrative Agent, and the Banks named therein, and is one of the "Notes" referred to therein. Unless otherwise defined herein or unless the context hereof otherwise requires, each term used herein with its initial letter capitalized has the meaning given to such term in the Agreement.

         Maker also promises to pay interest on the unpaid principal amount hereof in like money at the offices of Administrative Agent above referenced from the date hereof at the rates applicable to amounts outstanding under the Revolving Loan provided in the Agreement and on the dates specified in the Agreement.

         The principal balance of this Note shall be paid at the times and in the amounts required by the Agreement. The entire outstanding principal balance hereof and all accrued but unpaid interest thereon shall be due and payable in full on the Termination Date.

         Upon and subject to the terms and conditions of the Agreement, Maker shall be entitled to prepay the principal of or interest on this Note from time to time and at any time, in whole or in part.

         Upon the occurrence and continuance of an Event of Default, and upon the conditions stated in the Agreement, Administrative Agent may, at its option, and shall, to the extent required in accordance with the terms of the Agreement, declare the entire unpaid principal of and accrued interest on this
Note immediately due and payable (provided that, upon the occurrence of certain Events of Default, and upon the conditions stated in the Agreement, such acceleration shall be automatic), without notice (except as otherwise required by the Agreement), demand, or presentment, all of which are hereby waived, and the holder hereof shall have the right to offset against this Note any sum or sums owed by the holder hereof to Maker. All past-due principal of and, to the extent permitted by law, accrued interest on this

Note shall, at the option of the holder hereof, bear interest at the lesser of
(a) the Maximum Lawful Rate or (b) the Base Rate plus 3% until paid from the due date.

         Notwithstanding the foregoing, if at any time, any rate of interest calculated under Section 2.5 of the Agreement (the "Contract Rate") exceeds the Maximum Lawful Rate, the rate of interest hereunder shall be limited to the Maximum Lawful Rate, but any subsequent reductions in the Contract Rate shall not reduce the rate of interest on this Note below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued (including the amount of interest which would have accrued prior to the payment or prepayment of any portion of this Note) if the Contract Rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of this Note, the total amount of interest paid or accrued on this Note is less than the amount of interest which would have accrued if the Contract Rate had at all times been in effect with respect thereto, then at such time the Maker shall pay to the holder of this Note an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Contract Rate had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on this Note.

                                  DENBURY MANAGEMENT, INC.,
                                  a Texas corporation


                                  By:
                                     -----------------------------------------
                                  Its:
                                      ----------------------------------------

                             LOANS, MATURITIES, AND
                       PAYMENTS OF PRINCIPAL AND INTEREST


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                      Payee's                         Rate of
                    Commitment      Expiration        Interest        Amount of       Amount of        Unpaid
    Borrowing       Percentage     of Interest     Applicable to      Principal       Interest       Principal      Notation Made
       Date        of Borrowing       Period         Borrowing           Paid           Paid          Balance            By
==================================================================================================================================

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==================================================================================================================================

                                   EXHIBIT D

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Pledge Agreement") is dated as of the ____ day of December, 1997, by and between DENBURY RESOURCES, INC. ("Pledgor"), and NATIONSBANK OF TEXAS, N.A., a national banking association, as Administrative Agent for the Banks (as defined herein) (NationsBank of Texas, N.A. in its capacity as Administrative Agent for the Banks is hereinafter referred to as "Pledgee").


                              W I T N E S S E T H:


         WHEREAS, Pledgor, Denbury Management, Inc. ("Borrower"), Pledgee, and the Banks parties to the Credit Agreement (as hereinafter defined) are parties to that certain First Restated Credit Agreement (the "Credit Agreement") dated as of December 29, 1997, pursuant to which Banks have agreed to (i) make a revolving credit loan to Borrower, and (ii) issue and participate in Letters of Credit for the account of Borrower and its Subsidiaries (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, it is a condition to the agreement of Banks to make the Revolving Loan and issue and participate in Letters of Credit and Letter of Credit Exposure under the Credit Agreement that Pledgor execute and deliver this Pledge Agreement in favor of Pledgee.

         NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged and confessed, Pledgor agrees with Pledgee as follows:

         1. Pledge. Upon the terms hereof, Pledgor hereby grants to Pledgee, for the ratable benefit of each Bank and any holder from time to time of the Notes, a security interest in and to the rights, titles and interests of Pledgor in and to all of the following rights, interests and property: (a) all of the issued and outstanding shares of capital stock and other investment property issued by Borrower, now owned or hereafter acquired, including, without limitation, the shares of Borrower owned by Pledgor on the date hereof (the "Pledged Shares"); and (b) any and all proceeds or other sums arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of the Pledged Shares described in clause (a) preceding (the rights, interests and property described in clauses (a) and (b) preceding are collectively referred to herein as the "Collateral").

         2. Secured Obligation. The security interest herein granted (the "Security Interest") shall secure payment and performance of the Obligations.

         3. Representations and Warranties; Related Covenants. Pledgor represents, warrants, covenants and agrees to and with Administrative Agent, for the benefit of each Bank, that: (a) Pledgor is the legal and beneficial owner of the Pledged Shares issued by Borrower;

(b) the Pledged Shares are duly authorized and issued, fully paid and non-assessable, and all documentary, stamp or other taxes or fees owing in connection with the issuance, transfer and/or pledge thereof hereunder have been paid; (c) no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral; (d) the Collateral is free and clear of all Liens, options, warrants, puts, calls or other rights of third persons, and restrictions, other than (i) those Liens arising under this Pledge Agreement or any other of the Loan Papers and Liens for Taxes not yet due and payable, and (ii) restrictions on transferability imposed by applicable state and federal securities laws; (e) Pledgor has full right and authority to pledge the Pledged Shares and other Collateral for the purposes and upon the terms set out herein; (f) certificates representing the Pledged Shares have been delivered to Pledgee, together with a duly executed blank stock power with signatures guaranteed, for each certificate; (g) the Pledged Shares constitute all of the issued and outstanding capital stock of Borrower of every class; and
(h) Borrower has not issued, and there are not outstanding, any options, warrants or other rights to acquire capital stock of Borrower.

         4. Covenants. (a) Pledgor covenants and agrees to, from time to time, promptly execute and deliver to Pledgee all such other assignments, certificates, supplemental writings and financing statements as Pledgee reasonably requests in order to perfect or evidence the Security Interest. Pledgor further agrees that if Pledgor shall at any time acquire any additional shares of the capital stock or other investment property issued by Borrower, and whether such acquisition shall be by purchase, exchange, reclassification, dividend, or otherwise, Pledgor shall forthwith (and without the necessity for any request or demand by Pledgee) deliver the certificates representing such capital stock or investment property to Pledgee, in the same manner and with the same effect as described in paragraphs 1 and 3 hereof. Such capital stock or investment property shall constitute "Pledged Shares" and "Collateral" and shall be subject to the Liens herein created, for the purposes and upon the terms and conditions set forth in this Pledge Agreement and the other Loan Papers. Pledgor further covenants and agrees that, without the prior written consent of all Banks, Pledgor shall not (i) transfer any of Pledgor's rights, titles or interests in and to the Collateral or any part thereof; or (ii) create any other Lien or otherwise encumber any of the Collateral, or permit any of the Collateral to ever be or become subject to any Lien, attachment, execution, sequestration, other legal or equitable process or any Lien or encumbrance of any kind, except the Security Interest.

         (b) Pledgor will promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Pledgee may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, or authorization of any other Person necessary or appropriate for the effective exercise of any rights under this Pledge Agreement. Without limiting the generality of the foregoing, Pledgor agrees that in the event Pledgee shall exercise any rights to sell, transfer, or otherwise dispose of, or vote, consent, or take any other action in connection with any of the Collateral pursuant to this Pledge Agreement, Pledgor shall execute and deliver all applications, certificates, and other documents as Pledgee may reasonably request and shall otherwise promptly, fully and diligently cooperate with Pledgee and any other necessary Persons, in making any application for the prior consent or approval of any other Person to the exercise by Pledgee of any rights relating to all or any of the Collateral. Furthermore, because Pledgor agrees that Pledgee's remedies at law for failure of

Pledgor to comply with the provisions of this paragraph 4(b) would be inadequate and that such failure would not be adequately compensable in damages, Pledgor agrees that the covenants of this paragraph 4(b) may be specifically enforced.

         (c) Pledgor will preserve, warrant, and defend the Liens created hereby in the Collateral against the claims of all Persons whomsoever; will maintain and preserve such Liens at all times as contemplated by the Loan Papers; will not at any time assign, transfer, or otherwise dispose of its right, title and interest in and to any of the Collateral; will not at any time directly or indirectly create, assume, or suffer to exist any Lien, warrant, put, option, or other rights of third Persons and restrictions, other than the Liens created by this Pledge Agreement in and to the Collateral or any part thereof; and will not do or suffer any matter or thing whereby the Liens created by this Pledge Agreement in and to the Collateral might or could be impaired.

         5. Conversions; Etc. Should the Collateral, or any part thereof, ever be in any manner converted by Borrower into another property of the same or another type or any money or other proceeds ever be paid or delivered to Pledgor as a result of Pledgor's rights in the Collateral, then, in any such event (except as otherwise provided herein), all such property, money and other proceeds shall be and/or become part of the Collateral, and Pledgor covenants forthwith to pay or deliver to Pledgee (as pledgeholder for the pro rata benefit of each Bank as provided above) all of the same which is susceptible of delivery; and at the same time, if any Bank deems it necessary and so requests, Pledgor will properly endorse or assign the same to Pledgee (as pledgeholder for the pro rata benefit of each Bank as provided above). Without limiting the generality of the foregoing, Pledgor hereby agrees that the shares of capital stock or other investment property of the surviving corporation in any merger or consolidation involving Borrower shall be deemed to constitute the same property as the Collateral. With respect to any such property of a kind requiring an additional security agreement, financing statement or other writing to perfect a security interest therein in favor of Pledgee (as pledgeholder for the pro rata benefit of each Bank as provided above), Pledgor will forthwith execute and deliver to Pledgee whatever any Bank shall deem necessary or proper for such purpose.

         6. No Duty to Fix or Preserve Rights. Neither Pledgee nor any Bank shall have any duty to fix or preserve rights against prior parties to the Collateral or shall ever be liable for failure to use diligence to collect any amount payable with respect to the Pledged Shares, or any part thereof, but shall be liable only to account to Pledgor for what such Bank may actually collect or receive thereon.

         7.      Rights of Parties Before and After the Occurrence of a
                 Default.

         (a) Exercising Shareholder Rights Prior to a Default. Unless and until a Default shall occur,

                 (i) Pledgor shall be entitled to receive all cash dividends paid out of net income on a current basis to Pledgor in respect of or attributable to the Pledged Shares or other Collateral to the extent, but only to the extent permitted pursuant to the terms of the Credit Agreement. Notwithstanding the foregoing, Pledgee shall be entitled to receive, whether or not a Default has occurred, (A) any and all other Distributions, including, but not limited to, stock dividends, liquidating Distributions or other Distributions in property made on or with respect to the Pledged Shares or any other Collateral and any proceeds of Collateral, whether resulting from subdivision, combination, or reclassification of the outstanding capital stock or other investment property issued by Borrower or as a result of any merger, consolidation, acquisition, or other exchange of assets (whether or not permitted by any Loan Paper), or to which Borrower is a party, and (B) all sums paid on any Collateral upon liquidation or dissolution or reduction of capital, repurchase, retirement, or redemption. All such sums, dividends, distributions, proceeds, or other property described in clauses (A) and (B) preceding shall, if received by any Person other than Pledgee, be held in trust for the benefit of Pledgee and shall forthwith be delivered to Pledgee (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Pledgor in accordance with Pledgee's instructions) to be held subject to the terms of this Pledge Agreement. Any cash proceeds of the Collateral, other than cash dividends which Pledgor is then permitted to receive and retain under the Loan Papers, which come into the possession of Pledgee may, at Pledgee's option, be applied in whole or in part to the Obligations (to the extent then due), be released in whole or in part to or on the written instructions of Pledgor for any general or specific purpose otherwise permitted by the Loan Papers, or be retained in whole or in part by Pledgee as additional security for the payment and performance of the Obligations. All interest and other amounts earned from any investment of such proceeds may be dealt with by Pledgee in the same manner as other cash proceeds; and

                 (ii) Pledgor shall have the right to vote and give consents with respect to all of the Collateral and to consent to, ratify, or waive notice of any and all meetings; provided that such right shall in no case be exercised for any purpose contrary to, or in violation of, any of the terms or the provisions of this Pledge Agreement, the Credit Agreement, or any other Loan Paper.

         (b) Exercising Shareholder Rights After the Occurrence of a Default. Upon the occurrence of a Default and the acceleration of the Obligations under the Credit Agreement, Pledgee, without the consent of Pledgor, may:

              (i) At any time vote or consent in respect of any of the Pledged Shares and authorize any Pledged Shares to be voted and such consents to be given, ratify and waive notice of any and all meetings, and take such other action as shall seem desirable to Pledgee, in its discretion, to protect or further the interests of Banks and Pledgee in respect of any of the

                          Collateral as though it were the outright owner thereof, and Pledgor hereby irrevocably constitutes and appoints Pledgee its sole proxy and attorney-in-fact, with full power of substitution to vote and act with respect to any and all Pledged Shares standing in the name of Pledgor or with respect to which Pledgor is entitled to vote and act. The proxy and power of attorney herein granted are coupled with interests, are irrevocable, and shall continue throughout the term of this Pledge Agreement;

             (ii) In respect of any Pledged Shares, join in and become a party to any plan of recapitalization, reorganization, or readjustment (whether voluntary or involuntary) as shall seem desirable to Pledgee in respect of any such Pledged Shares, and deposit any such Pledged Shares under any such plan; make any exchange, substitution, cancellation, or surrender of such Pledged Shares required by any such plan and take such action with respect to any such Pledged Shares as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation, or surrender shall be deemed to constitute a release of Pledged Shares from the Lien of this Pledge Agreement; and

            (iii) Receive all payments of whatever kind made upon or with respect to any Collateral.

         (c) Right of Sale After the Occurrence of a Default. Upon the occurrence of a Default and the acceleration of the Obligations under the Credit Agreement, Pledgee may sell, without recourse to judicial proceedings, with the right (except at private sale) to bid for and buy, free from any right of redemption, the Pledged Shares or any part thereof, upon five (5) days' notice (which notice is agreed to be reasonable notice for the purposes hereof) to Pledgor of the time and place of sale, for cash, upon credit or for future delivery, at Pledgee's option and in Pledgee's complete discretion:

              (i) At public sale, including a sale at any broker's board or exchange;

             (ii) At private sale in any manner which will not require the Pledged Shares, or any part thereof, to be registered in accordance with The Securities Act of 1933 (as amended, the "Act") or the rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by Pledgee at any such private sale or other disposition in the manner mentioned above. Pledgee is also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Pledgee may deem required or appropriate in the event of sale or disposition of any of the Pledged Shares. Pledgor understands that Pledgee may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Shares, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Pledgor agrees (a) that in the event Pledgee shall so sell the Pledged Shares, or any portion thereof, at such private sale or sales, Pledgee shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof (any expense borne by Pledgee in obtaining such advice to be paid by Pledgor as an expense related to the exercise by Pledgee of its rights hereunder), and (B) that such reliance shall be conclusive evidence that Pledgee handled such matter in a commercially reasonable manner.

         In case of any sale by the Pledgee of the Pledged Shares on credit or for future delivery, the Pledged Shares sold may be retained by Pledgee until the selling price is paid by the purchaser, but Pledgee shall incur no liability in case of failure of the purchaser to take up and pay for the Pledged Shares so sold. In case of any such failure, such Pledged Shares so sold may be again similarly sold.

         In connection with the sale of the Pledged Shares, Pledgee is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Pledgee to render such sale exempt from the registration requirements of the Act, and any applicable state securities laws, and no sale so made in good faith by Pledgee shall be deemed not to be "commercially reasonable" because so made. If Pledgee determines to exercise its right to sell all or any of the Pledged Shares, and if in the opinion of Gardere & Wynne, L.L.P. or such other reputable law firm selected by Pledgee ("Law Firm"), it is necessary or advisable to have such securities registered under the provisions of such Act, or any similar law relating to the registration of securities, Pledgor agrees, at its own expense, to (i) execute and deliver all such instruments and documents, and to do or cause to be done other such acts and things as may be necessary or, in the opinion of Law Firm, advisable to register such securities under the provisions of such Act or any applicable similar law relating to the registration of securities, and Pledgor will use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as Pledgee shall reasonably request, and to make all amendments thereof and/or to the related prospectus which, in the opinion of Law Firm, are necessary or desirable, all in conformity with the requirements of such Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (ii) use its best efforts to qualify such securities under state "blue sky" or securities laws and to obtain the necessary approval of any Tribunal (as hereinafter defined) to the sale of such securities, all as reasonably requested by Pledgee; and
(iii) at the request of Pledgee, indemnify and hold harmless, and to cause the other Credit Parties to agree to indemnify and hold harmless, Pledgee, each Bank, any underwriters (and any Person controlling any of the foregoing), and their respective employees, officers, agents, attorneys, and accountants (collectively, the "Indemnified Parties") from and against any loss, liability, claim, damage and expense (including without limitation, reasonable fees of counsel incurred in connection therewith) under such Act or otherwise, insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under such Act or other securities laws, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or any alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of any Indemnified Party; provided that Pledgor shall not be liable in any case to the extent that any such loss, liability, claim, damage, or expense arises out of or is based upon any untrue statement or alleged untrue statement or an omission or an alleged omission made in reliance upon and in conformity with written information furnished to Pledgor and/or the other Credit Parties by an Indemnified Party. As used in this Paragraph 7(c), the term "Tribunal" means any court or governmental department, commission, board, bureau, agency or instrumentality of the United State or of a state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereinafter constituted or existing.

         (d) Other Rights After a Default. Upon the occurrence of a Default and the acceleration of the Obligations under the Credit Agreement, Pledgee, at its election (but subject to the terms and conditions of the Credit Agreement) may exercise any and all rights available to a secured party under the Uniform Commercial Code as enacted in the State of Texas or other applicable jurisdiction, as amended, in addition to any and all other rights afforded by the Loan Papers, at law, in equity, or otherwise.

         (e) Application of Proceeds. Pledgee shall apply the proceeds of any sale or other disposition of the Pledged Shares in the manner provided in the Credit Agreement.

         8. Notices. Whenever this Pledge Agreement requires or permits any consent, approval, notice, request, or demand from one party to another, the consent, approval, notice, request, or demand must be given in the manner provided in Section 14.1 of the Credit Agreement.

         9. Right to File as Financing Statement. Pledgee or any Bank shall have the right at any time to execute and file this Pledge Agreement as a financing statement, but the failure of Pledgee or any Bank to do so shall not impair the validity or enforceability of this Pledge Agreement.

         10. Waiver of Certain Rights. (a) To the full extent that it may lawfully so agree, Pledgor agrees that it will not at any time plead, claim or take the benefit of any appraisement, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Pledge Agreement, or the absolute sale of all or any part of the Pledges Shares or the possession thereof by any purchaser at any sale hereunder, and Pledgor hereby waives the benefit of all such laws to the extent it lawfully may. Each right, power and remedy of Pledgee provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Pledgee of any one or more of such rights, power or remedies shall not preclude the simultaneous or later exercise by Pledgee of any or all such other rights, powers or remedies. No failure or delay on the part of Pledgee to exercise any such right, power or remedy and no notice or demand which may be given to or made upon

Pledgor by Pledgee with respect to any such remedies shall operate as a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

         (b) Except to the extent required under the Credit Agreement or any other Loan Paper, Pledgor hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever in respect of the Notes as well as any requirement that the Pledgee or any holder of any of the Notes exhausts any right or remedy or takes any action in connection with the Notes or the Loan Papers before exercising any right or remedy under this Pledge Agreement. The obligations of Pledgor hereunder shall not be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or the consent of Pledgor:

              (i) the waiver by Pledgee or any of the holders of the Notes of the performance or observance by Pledgor, Borrower, Borrower of any of its agreements, covenants, terms or conditions contained in the Loan Papers or in any Note or Guarantee;

             (ii) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshaling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, winding up, or other similar proceedings affecting Pledgor, Borrower, Borrower;

            (iii) the release by operation of law of Pledgor, Borrower, Borrower from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Papers; or

             (iv) the release of any security for the Notes, whether under this Pledge Agreement or any of the Loan Papers.

         11. Amendments. This Pledge Agreement may be amended only by an instrument in writing executed jointly by Pledgor and Pledgee (subject to the approval of the requisite Banks as provided in the Credit Agreement) and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

         12. Multiple Counterparts. This Pledge Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one agreement; but, in making proof of this Pledge Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         13. Parties Bound; Assignment. This Pledge Agreement shall be binding on Pledgor and Pledgor's successors and assigns and shall inure to the benefit of Pledgee and Pledgee's successor and assigns.

         14. Invalid Provisions. If any provision of this Pledge Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Pledge Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Pledge Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         15. Bankruptcy of Borrower. Pledgor absolutely and unconditionally covenants and agrees that, in the event that Borrower does not pay or perform or is unable to pay or perform all or any portion of the Obligations for any reason, including, without limitation, liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition, or readjustment of, or other similar proceedings affecting the status, composition, identity, existence, assets or obligation of Borrower, or the disaffirmance or termination of all or any part of the Secured Obligations in or as a result of any such proceeding, no such occurrence shall in any way affect or impair Pledgor's obligations hereunder or the Security Interest under this Pledge Agreement.

         16. COMPLETE AGREEMENT. THIS PLEDGE AGREEMENT AND THE OTHER LOAN PAPERS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG PLEDGEE AND PLEDGOR AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF PLEDGOR AND PLEDGEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN PLEDGOR AND PLEDGEE.

         17. WAIVER OF JURY TRIAL. PLEDGOR, FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, AND THE PLEDGEE HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THEIR RIGHT TO A JURY TRIAL IN ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY OF THE OTHER LOAN PAPERS AND FOR ANY COUNTERCLAIM THEREIN.

         18. TEXAS LAW. THIS PLEDGE AGREEMENT AND THE OTHER LOAN PAPERS HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY PROPERTY INTENDED AS SECURITY FOR THE OBLIGATIONS IS LOCATED NECESSARILY GOVERN (A) THE PERFECTION AND PRIORITY OF THE LIENS IN FAVOR OF PLEDGEE WITH RESPECT TO SUCH PROPERTY, AND (B) THE EXERCISE OF ANY REMEDIES (INCLUDING FORECLOSURE) WITH RESPECT TO SUCH PROPERTY.

         EXECUTED effective as of December __, 1997.

                                  PLEDGOR:

                                     DENBURY RESOURCES, INC.



                                     By:
                                        ---------------------------------------
                                     Name: Gareth Roberts
                                     Its: Chief Executive Officer and President


                                     By:
                                        ---------------------------------------
                                     Name: Phil Ryhkoek
                                     Its: Chief Financial Officer and Secretary


ACCEPTED AND AGREED as of the
____ day of December, 1997,

NATIONSBANK OF TEXAS, N.A.,
as Administrative Agent for the Banks


By:_____________________________
Name: J. Scott Fowler
Title: Vice President





Signature Page

                                   EXHIBIT E

                             REQUEST FOR BORROWING


         Reference is made to that certain First Restated Credit Agreement dated as of December 29, 1997, (as from time to time amended, the "Agreement") by and among Denbury Management, Inc. ("Borrower"), Denbury Resources, Inc., as Guarantor, NationsBank of Texas, N.A., as Administrative Agent, and certain Banks as named and defined therein. Terms which are defined in the Agreement and which are used but not defined herein are used herein with the meanings given them in the Agreement. Pursuant to the terms of the Agreement, Borrower hereby requests a Borrowing in the amount of $_____________ to be advanced on ________________________, _______.

         Borrower requests that the Borrowing to be made hereunder shall be [A BASE RATE BORROWING] [A EURODOLLAR BORROWING] and shall have the Interest Periods all as set forth below:

Type of Borrowing          Aggregate Amount            Interest Period
-----------------          ----------------            ---------------


------------------------   -------------------------   --------------------------


------------------------   -------------------------   --------------------------


------------------------   -------------------------   --------------------------


         Borrower and the Authorized Officer of Borrower signing this instrument hereby certify that:

                 (a) Such officer is the duly elected, qualified and acting officer of Borrower as indicated below such officers signature hereto.

                 (b) The representations and warranties of Borrower set forth in the Agreement and the Loan Papers delivered to Administrative Agent and Banks are true and correct on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof or, if such representations and warranties are expressly limited to particular dates, as of such particular dates. No material adverse change in the business, financial condition,





Signature Page
         operations or prospects of any Credit Party has occurred since the date of the last financial reports of Parent delivered to Banks pursuant to Section 8.1 of the Agreement.

                 (c) There does not exist on the date hereof, any condition or event which constitutes a Default or Event of Default, nor will any such Default or Event of Default exist upon Borrower's receipt and application of the proceeds requested hereby. Borrower will use the proceeds hereby requested in compliance with the applicable provisions of the Agreement.

                 (d) Borrower has performed and complied with all agreements and conditions in the Agreement and the other Loan Papers required to be performed or complied with by Borrower on or prior to the date hereof, and each of the conditions precedent to the Borrowing contained in the Agreement remain satisfied in all material respects.

                 (e) After giving effect to the Borrowing requested hereby, the Outstanding Credit will not be in excess of the Borrowing Base on the date requested for the making of such Borrowing.

 IN WITNESS WHEREOF, this instrument is executed as of ______________________,
                                    19___.


                                  DENBURY MANAGEMENT, INC.,
                                  a Texas corporation


                                  By:
                                     -----------------------------------------
                                  Its:
                                      ----------------------------------------





Signature Page

                                   EXHIBIT F

                          REQUEST FOR LETTER OF CREDIT

         Reference is made to that certain First Restated Credit Agreement dated as of December 29, 1997 (as from time to time amended, the "Agreement"), by and among Denbury Management, Inc. ("Borrower"), Denbury Resources, Inc., as Guarantor, NationsBank of Texas, N.A., as Administrative Agent, and certain Banks as named and defined therein. Terms which are defined in the Agreement and which are used but not defined herein are used herein with the meanings given them in the Agreement.

         Pursuant to the terms of the Agreement, Borrower hereby requests ________________ ("Issuer") to issue a Letter of Credit for the account of Borrower or _______________________, a Subsidiary of Borrower, as follows:

Type of Commitment:
------------------
Requested Amount                           $
                                            ---------------------------------
Requested Date of Issuance
                                           ----------------------------------
Requested Expiration Date
                                           ----------------------------------
Summary of Terms
                                           ----------------------------------
(provide a brief description
of the purpose of such Letter
of Credit and the conditions
under which the drafts under
such Letter of Credit are
to be available)
                                           ----------------------------------
Beneficiary (Name/Address)
                                           ----------------------------------

                                           ----------------------------------

                                           ----------------------------------

                                           ----------------------------------

         Such Letter of Credit is more particularly described in the Letter of Credit Application and Agreement of Issuer which is attached hereto.

         Borrower and the Authorized Officer of Borrower signing this instrument hereby certify that:

                 (a) Such officer is the duly elected, qualified and acting officer of Borrower as indicated below such officer's signature hereto.

                 (b) The representations and warranties of Borrower set forth in the Agreement and the other Loan Papers delivered to Administrative Agent and Banks are true and correct on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof, or if such





Signature Page
         representations and warranties are expressly limited to particular dates, as of such particular dates. No material adverse change in the business, financial condition, operations or prospects of any Credit Party has occurred since the date of the last financial reports of Parent delivered to Banks pursuant to Section 8.1 of the Agreement.

                 (c) There does not exist on the date hereof any condition or event which constitutes a Default or Event of Default, nor will any such Default or Event of Default exist upon the issuance of the Letter of Credit requested hereby. Borrower will use the Letter of Credit solely for purposes permitted by the Agreement.

                 (d) Borrower has performed and complied with all agreements and conditions in the Agreement and the other Loan Papers required to be performed or complied with by Borrower on or prior to the date hereof, and each of the conditions precedent to the issuance of Letters of Credit contained in the Agreement remain satisfied in all material respects.

                 (e) After the issuance of the Letter of Credit requested hereby, the sum of (A) the outstanding principal balance of the Loan, plus (B) Letter of Credit Exposure, will not be in excess of the Borrowing Base in effect on the date requested for the issuance of such Letter of Credit.

         IN WITNESS WHEREOF, this instrument is executed as of ________________, 19__.

                                  DENBURY MANAGEMENT, INC.,
                                  a Texas corporation


                                  By:
                                     ------------------------------------------
                                  Its:
                                      -----------------------------------------





Signature Page

                                   EXHIBIT G

                 NOTICE OF CONTINUATION AND CONVERSTION NOTICE


         Reference is made to that certain First Restated Credit Agreement dated as of December 29, 1997 (as from time to time amended, the "Agreement"), by and among Denbury Management, Inc. ("Borrower"), Denbury Resources, Inc., as Guarantor, NationsBank of Texas, N.A., as Administrative Agent and certain Banks as named and defined therein. Terms which are defined in the Agreement and which are used but not defined herein are used herein with the meanings given them in the Agreement.

         [ ] Reference is hereby made to the existing Eurodollar Loan outstanding under the Agreement in the amount of $________ which is subject to an Interest Period expiring on _________________, 199__. Borrower hereby requests that on the expiration of such Interest Period the portion of the principal of such Eurodollar Loan which is subject to such Interest Period be made the subject of [ ] a Base Rate Loan or [ ] a Eurodollar Loan having an Interest Period of ____ months.

         [ ] Borrower hereby requests that on ____________, 199__, a portion of the principal of the Base Rate Loan in the amount of $__________ be made the subject of a Eurodollar Loan having an Interest Period of ______ (__) months.

         Borrower and the Authorized Officer of Borrower signing this instrument hereby certify that:

                 (a) Such officer is the duly elected, qualified and acting officer of Borrower as indicated below such officer's signature hereto;

                 (b) There does not exist on the date hereof any condition or event which constitutes a Default or Event of Default; and

                 (c) The representations and warranties of Borrower set forth in the Agreement and the Loan Papers delivered to Administrative Agent and Banks are true and correct on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof or, if such representations and warranties are expressly limited to particular dates, as of such particular dates.

         IN WITNESS WHEREOF, this instrument is executed as of _____________, 199__.

                                  DENBURY MANAGEMENT, INC.,
                                  a Texas corporation


                                  By:
                                     -----------------------------------------
                                  Its: Chief Financial Officer





Signature Page

                                   EXHIBIT H

                       CERTIFICATE OF OWNERSHIP INTERESTS

         This Certificate of Ownership Interests (this "Certificate") is executed and delivered pursuant to that certain First Restated Credit Agreement dated December 29, 1997 (as amended from time to time, the "Agreement"), by and among Denbury Management, Inc. ("Borrower"), Denbury Resources, Inc., as Guarantor, NationsBank of Texas, N.A., as Administrative Agent and certain Banks as named and defined therein. Unless otherwise defined herein, all capitalized terms shall have the meanings given such terms in the Agreement.

         Borrower hereby represents and warrants to each Bank that (a) after giving effect to the Chevron Acquisition, Borrower will hold good and defensible title, subject only to Permitted Encumbrances and Immaterial Title Deficiencies, to the Mineral Interests described in the Initial Reserve Report and in the Chevron Reserve Report, (b) with the exception of Immaterial Title Deficiencies, Borrower's share of (i) the costs for each of the Mineral Interests described in the Initial Reserve Report and the Chevron Reserve Report is not greater than the decimal fraction set forth in the Initial Reserve Report and the Chevron Reserve Report, before and after payout, as the case may be, and described therein by the respective designations "working interests," "WI," "gross working interest," "GWI," or similar terms (except in such cases where there is a corresponding increase in the net revenue interest), and (ii) production from, allocated to, or attributed to each of such Mineral Interests is not less than the decimal fraction set forth in the Initial Reserve Report and Chevron Reserve Report, before and after payout, as the case may be, and described therein by the designations net revenue interest, NRI, or similar terms, and (c) except in the case of wells which, in the aggregate, represent less than five percent (5%) of the production from the Mineral Interests described in the Initial Reserve Report and Chevron Reserve Report, each well drilled in respect of each of the Mineral Interests described in the Initial Reserve Report and Chevron Reserve Report (A) is capable of, and is presently, producing hydrocarbons in commercially profitable quantities, and after giving effect to the Chevron Acquisition, Borrower will receive payments for its share of production, with no funds in respect of any thereof being presently held in suspense, other than any such funds being held in suspense pending delivery of appropriate division orders, and (B) has been drilled, bottomed, completed and operated in compliance with all applicable Laws and no such well which is currently producing hydrocarbons is subject to any penalty in production by reason of such well having produced in excess of its allowable production.

         Borrower acknowledges and agrees that each Bank is relying on this Certificate and the representations and warranties herein contained in advancing funds under the Agreement and but for Borrower's execution and delivery of this Certificate, Banks would not advance funds under the Agreement.





Signature Page

         Executed the _____ day of December, 1997.

                                  DENBURY MANAGEMENT, INC.,
                                  a Texas corporation


                                  By:
                                     ------------------------------------------
                                  Name:   Phil Rykhoek
                                  Title:  Chief Financial Officer and Secretary





Signature Page

                                   EXHIBIT I

                            DENBURY RESOURCES, INC.

                        FINANCIAL OFFICER'S CERTIFICATE

         The undersigned, the Chief Financial Officer of Denbury Resources, Inc., a corporation incorporated under the Canadian Business Corporations Act ("Parent"), which is the owner and holder of one hundred percent (100%) of the issued and outstanding capital stock of Denbury Management, Inc., a Texas corporation ("Borrower"), hereby (a) delivers this Certificate pursuant to
Section 8.1(c) of that certain First Restated Credit Agreement ("Credit Agreement") dated as of December 29, 1997, by and among Borrower, Parent, NationsBank of Texas, N.A., as Administrative Agent ("Administrative Agent"), and the financial institutions listed on Schedule I thereto, as Banks ("Banks"), and (b) certifies to Banks, with the knowledge and intent that Banks may, without any independent investigation, rely fully on the matters herein in connection with the Credit Agreement, as follows:

         1. Attached hereto as Schedule I are the financial statements of Parent as of and for the Fiscal [ ]Year [ ]Quarter (check one) ended ____________, 19__.

         2. Such financial statements are true and correct in all materials respects, have been prepared on a consistent basis in accordance with GAAP (except as otherwise noted therein) and fairly present the financial condition of Parent as of the date indicated therein and the results of operations for the respective periods indicated therein.

         3. Attached hereto as Schedule II are detailed calculations used by Parent to establish that Parent was in compliance with the requirements of
Article X of the Credit Agreement on the date of the financial statements attached as Schedule 1 hereto.

         4. Unless otherwise disclosed on Schedule III attached hereto and incorporated herein by reference for all purposes, neither a Default nor an Event of Default has occurred which is in existence on the date hereof; provided, that for any Default or Event of Default disclosed on Schedule III attached hereto, Parent is taking or proposes to take the action to cure such Default or Event of Default set forth on Schedule III.

         5.      On the date of the financial statements attached hereto as
Schedule I (a) (check one) [ ] there is no Material Gas Imbalance or [ ] the amount of the net gas imbalances under Gas Balancing Agreements to which Borrower is a party or by which any Mineral Interests owned by Borrower is bound is ____________, and (b) the aggregate amount of all Advance Payments received under Advance Payment Contracts to which Borrower is a party or by which any Mineral Interests owned by Borrower is bound which have not been satisfied by delivery of production, if any, is ______________.





Signature Page

         6. Attached hereto as Schedule IV is a summary of the Hedge Transactions to which each Credit Party is a party on the date of the financial statements attached hereto as Schedule 1.

         7. Except as described on Schedule V hereto, the representations and warranties of Borrower set forth in the Agreement and the Loan Papers, delivered to Administrative Agent and Banks are true and correct on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof or, if such representations and warranties are expressly limited to particular dates, as of such particular dates.

         Unless otherwise defined herein, all capitalized terms used herein shall have the meaning given such terms in the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed this Financial Officer's Certificate as of ___________, 19___.


                                  DENBURY RESOURCES, INC.


                                  By:
                                     ------------------------------------------
                                  Its:
                                      -----------------------------------------




                                  By:
                                     ------------------------------------------
                                  Its:
                                      -----------------------------------------





Signature Page

                                   Schedule I

                              Financial Statements
                                (to be attached)





Signature Page

                                  Schedule II

                            Compliance Calculations
                                (to be attached)





Signature Page

                                  Schedule III

                            Defaults/Remedial Action
                                (to be attached)





Signature Page

                                  Schedule IV

                         Summary of Hedge Transactions
                                (to be attached)





Signature Page

                                   Schedule V

                Qualifications to Representations and Warranties





Signature Page

                                   EXHIBIT J
                           ASSIGNMENT AND ACCEPTANCE



Reference is made to the First Restated Credit Agreement dated as of December 29, 1997 (the "Credit Agreement") among Denbury Management, Inc., (the "Borrower"), Denbury Resources, Inc., as Guarantor, the Banks (as defined in the Credit Agreement) and NationsBank of Texas, N.A., as Administrative Agent for the Banks (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Papers as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Papers. After giving effect to such sale and assignment, the Assignee's Commitment, Assignee's Commitment Percentage and the principal amount of the Revolving Loan owing to the Assignee will be as set forth on Schedule 1.

2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Papers or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Papers or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under the Loan Papers or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note held by the Assignor and requests that the Agent exchange such Note for new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1

3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are





Signature Page
delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vi) attaches any U.S. Internal Revenue Service or other forms required under
Section 13.6(d).

4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on
Schedule 1.

5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Texas.

8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.





Signature Page

                                   SCHEDULE 1
                                       to
                           ASSIGNMENT AND ACCEPTANCE

Percentage interest assigned:                               ________%

Assignee's Commitment:                                      $_______

Assignee's Commitment Percentage:                           _______%

Aggregate outstanding principal amount
  of Revolving Loans assigned:                              $_______

Principal amount of Note payable to Assignee:               $_______

Principal amount of Note payable to Assignor:               $_______

Effective Date (if other than date
          of acceptance by Agent):                                *_______, 19__



                                  [NAME OF ASSIGNOR], as Assignor


                                  By:________________________
                                       Title:____________________

                                  Dated: ______________, 19__



                                  [NAME OF ASSIGNEE], as Assignee


                                  By:_______________________
                                       Title:___________________

                                  Domestic Lending Office:

                                  Eurodollar Lending Office:





Signature Page

* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Agent.


Accepted and Approved
this ___ day of ___________, 19 _

NATIONSBANK OF TEXAS, N.A.


By:_________________________
Title:________________________


Approved this ____ day
of ____________, 19__

DENBURY MANAGEMENT, INC.


By:_______________________
Title:______________________





Signature Page

                                  SCHEDULE 1.1

                             Financial Institutions

                Bank                         Commitment Amount                Commitment Percentage
                ----                         -----------------                ---------------------
 NationsBank of Texas, N.A.                    $300,000,000                           100%


      Domestic Lending         Eurodollar Lending
           Office                    Office               Address for Notice          Agent-Address
           ------                    ------               ------------------          -------------
 901 Main St., 64th Floor   901 Main St., 64th Floor  901 Main St., 64th Floor   901 Main St., 64th Floor
 Dallas, Texas 75202        Dallas, Texas 75202       Dallas, Texas 75202        Dallas, Texas 75202
 Fax No. (214) 508-1285     Fax No. (214) 508-1285    Fax No. (214) 508-1285     Fax No. (214) 508-1285





Signature Page

                                  SCHEDULE 1.2

                               EXISTING MORTGAGES


 TYPE OF DOCUMENT                                      JURISDICTION                                    BOOK/VOLUME/NO.
                                                                                                       DATE
 Deed of Trust, Mortgage, Assignment, Security         Cameron Parish, LA                         File No. 240755, Conv. Book 815,
 Agreement and Financing Statement                                                                  Mtg. Book 209, filed 5/12/95
                                                                                                      AS ASSIGNED AND AMENDED:
                                                                                                  File No. 245936, Conv. Book 836,
                                                                                                    Mtg. Book 218, filed 6/11/96

 Deed of Trust, Mortgage, Assignment, Security        Concordia Parish, LA                    COB 347,Folio 595; MOB270, Folio436;
 Agreement and Financing Statement                                                                 Doc. No. 208248, filed 5/12/95
                                                                                                      AS ASSIGNED AND AMENDED:
                                                                                                  File No. 212988, MOB Book 280,
                                                                                                      Folio 147, filed 6/10/96
 Deed of Trust, Mortgage, Assignment, Security        Lafourche Parish, LA                           Conv. Book 1242, Folio 612
 Agreement and Financing Statement                                                                    Mtg. Book 691, Folio 648
                                                                                                  Entry No. 781497, filed 5/12/95
                                                                                                      AS ASSIGNED AND AMENDED:
                                                                                                    Conv. Book 1277, Folio 736,
                                                                                                     Misc. Book 77, Folio 861,
                                                                                                    Entry 799606, filed 7/1/96





Signature Page

 TYPE OF DOCUMENT                                      JURISDICTION                                    BOOK/VOLUME/NO.
                                                                                                       DATE
 Deed of Trust, Mortgage, Assignment, Security         Terrebonne Parish, LA                           Mtg. Book 1016, COB 1461,
 Agreement and Financing Statement                                                                  Entry No. 955603, filed 5/16/95
                                                                                                        AS ASSIGNED AND AMENDED:
                                                                                                   Mtg. Book 1061, Entry No. 977283,
                                                                                                             filed 6/10/96
                                                                                                   Mtg. Book 1061, Entry No. 977426,
                                                                                                             filed 6/12/96

 Deed of Trust, Mortgage, Assignment, Security           Clarke County, MS                                 Book 184, Page 318
 Agreement and Financing Statement                                                                       Deed of Trust Records
                                                                                                             filed 5/12/95
                                                                                                        AS ASSIGNED AND AMENDED:
                                                                                                      Book DT193, Pages 523-542,
                                                                                                             filed 6/10/96
 Deed of Trust, Mortgage, Assignment, Security           Jasper County, MS                                 Book 92, Page 175,
 Agreement and Financing Statement                                                                       Deed of Trust Records
                                                                                                             filed 5/12/95

 Deed of Trust, Mortgage, Assignment, Security            Jones County, MS                                Book 1044, Page 538
 Agreement and Financing Statement                         (2nd District)                                Deed of Trust Records
                                                                                                             filed 5/12/95

 Deed of Trust, Mortgage, Assignment, Security           Rankin County, MS                                Book 1043, Page 498
 Agreement and Financing Statement                                                                           filed 5/22/95
                                                                                                        AS ASSIGNED AND AMENDED:
                                                                                                         Book 1125, Page 662,
                                                                                                             filed 6/11/96





Signature Page

 TYPE OF DOCUMENT                                      JURISDICTION                                    BOOK/VOLUME/NO.
                                                                                                       DATE
 Deed of Trust, Mortgage, Assignment, Security           Smith County, MS                                 Book 404, Page 556
 Agreement and Financing Statement                                                                      Deed of Trust Records
                                                                                                            filed 5/12/95
                                                                                                       AS ASSIGNED AND AMENDED:
                                                                                                       Book 415, Pages 166-184,
                                                                                                            filed 6/12/96

 Deed of Trust, Mortgage, Assignment, Security         Walthall County, MS                                Book 231, Page 568
 Agreement and Financing Statement                                                                          filed 5/12/95
                                                                                                       AS ASSIGNED AND AMENDED:
                                                                                                        Book 239, Pages 14-32,
                                                                                                            filed 6/10/96
 Deed of Trust, Mortgage, Assignment, Security           Wayne County, MS                                 Book 860, Page 531
 Agreement and Financing Statement                                                                      Deed of Trust Records
                                                                                                            filed 5/12/95
                                                                                                       AS ASSIGNED AND AMENDED:
                                                                                                   OT Deed Book 890, Pages 448-466,
                                                                                                            filed 6/10/96

 Deed of Trust, Mortgage, Assignment, Security        State Mineral Board of Louisiana        Resolution No.28, datedJuly 12,1995,
 Agreement and Financing Statement                   (State Lease Nos. 1745, 1744, and         recordedin Conv. Book1472, Mtg. Book
                                                         328 Terrebonne Parish, LA)            1026, EntryNo. 960530,filed 8/10/95,
                                                                                                       Terrebonne Parish, LA

 Deed of Trust, Mortgage, Assignment, Security             Bureau of Land Management -                 sent for recording 5/24/95
 Agreement and Financing Statement                   Eastern States Office (Wayne County, MS)





Signature Page

 TYPE OF DOCUMENT                                   JURISDICTION                                       BOOK/VOLUME/ NO.
                                                                                                       DATE
 Mortgage, Assignment, Security Agreement,          Terrebonne Parish, LA                             Mtg. Book 1038, COB 1486
 Fixture Filing and Financing Statement                                                           Entry No. 966504, filed 11/22/95
                                                                                                      AS ASSIGNED AND AMENDED:
                                                                                                 Mtg. Book 1061, Entry No. 977283,
                                                                                                           filed 6/10/96
                                                                                                 Mtg. Book 1061, Entry No. 977426,
                                                                                                           filed 6/12/96

 Mortgage, Assignment, Security Agreement,           Ascension Parish, LA                         File No. 361787, Conv. Book 549,
 Fixture Filing and Financing Statement                                                            Mtg. Book 643, filed 11/27/95
                                                                                                      AS ASSIGNED AND AMENDED:
                                                                                                  File No. 372807, MOB Book 667,
                                                                                                           filed 6/12/96





Signature Page

 TYPE OF DOCUMENT                                           JURISDICTION                    BOOK/VOLUME/NO.
                                                                                            DATE
 Mortgage, Deed of Trust, Security Agreement, Financing          Acadia Parish, LA            File No. 625353, Mtg. Book 520,
 Statement and Assignment of Production                                                           Folio 442, filed 7/15/96

 Mortgage, Deed of Trust, Security Agreement, Financing        Avoyelles Parish, LA           File No. 96-6252, Mtg. Book 424,
 Statement and Assignment of Production                                                                filed 7/15/96
 Mortgage, Deed of Trust, Security Agreement, Financing         Cameron Parish, LA            File No. 246389, Mtg. Book 219,
 Statement and Assignment of Production                                                                filed 7/12/96

 Mortgage, Deed of Trust, Security Agreement, Financing          Desoto Parish, LA                    File No. 551694,
 Statement and Assignment of Production                                                                filed 7/11/96

 Mortgage, Deed of Trust, Security Agreement, Financing          Iberia Parish, LA           File No. 96-6664, Mtg. Book A682,
 Statement and Assignment of Production                                                                filed 7/12/96

 Mortgage, Deed of Trust, Security Agreement, Financing         Jackson Parish, LA            File No. 318867, Mtg. Book 170,
 Statement and Assignment of Production                                                           Folio 694, filed 7/15/96
 Mortgage, Deed of Trust, Security Agreement, Financing     Jefferson Davis Parish, LA        File No. 535475, Mtg. Book 378,
 Statement and Assignment of Production                                                           Folio 403, filed 7/16/96

 Mortgage, Deed of Trust, Security Agreement, Financing        Lafourche Parish, LA           File No. 800203, Mtg. Book 719,
 Statement and Assignment of Production                                                           Folio 211, filed 7/12/96





Signature Page

 TYPE OF DOCUMENT                                           JURISDICTION              BOOK/VOLUME/NO.
                                                                                      DATE
 Mortgage, Deed of Trust, Security Agreement, Financing     Point Coupee Parish, LA   File MB245, No. 70, Mtg. Book 415,
 Statement and Assignment of Production                                                    Folio 132, filed 7/12/96

 Mortgage, Deed of Trust, Security Agreement, Financing       Rapides Parish, LA      File No. 1028847, Mtg. Book 1416,
 Statement and Assignment of Production                                                    Folio 519, filed 7/12/96
 Mortgage, Deed of Trust, Security Agreement, Financing      Red River Parish, LA      File No. 186,073; Mtg. Book 142,
 Statement and Assignment of Production                                                    Folio 149, filed 7/11/96

 Mortgage, Deed of Trust, Security Agreement, Financing       Richland Parish, LA      File No. 296206, Mtg. Book 306,
 Statement and Assignment of Production                                                         filed 7/12/96

 Mortgage, Deed of Trust, Security Agreement, Financing     St. Charles Parish, LA     File No. 203836, Mtg. Book 614,
 Statement and Assignment of Production                                                    Folio 372, filed 7/12/96

 Mortgage, Deed of Trust, Security Agreement, Financing      St. Martin Parish, LA     File No. 155143, Mtg. Book 730,
 Statement and Assignment of Production                                                    Folio 229, filed 7/17/96
 Mortgage, Deed of Trust, Security Agreement, Financing       St. Mary Parish, LA      File No. 218194, Mtg. Book 734,
 Statement and Assignment of Production                                                    Folio 35, filed 7/12/96

 Mortgage, Deed of Trust, Security Agreement, Financing      Terrebonne Parish, LA     File No. 979550, Mtg. Book 1065,
 Statement and Assignment of Production                                                         filed 7/17/96





Signature Page

 TYPE OF DOCUMENT                                           JURISDICTION                   BOOK/VOLUME/NO.
                                                                                           DATE
 Mortgage, Deed of Trust, Security Agreement, Financing        Vermilion Parish, LA                 File No. 9608707,
 Statement and Assignment of Production                                                               filed 7/12/96

 Mortgage, Deed of Trust, Security Agreement, Financing         Webster Parish, LA           File No. 404112, Mtg. Book 426,
 Statement and Assignment of Production                                                          Folio 369, filed 7/18/96
 Mortgage, Deed of Trust, Security Agreement, Financing          Clarke County, MS              Mtg. Book DT194, Page 359,
 Statement and Assignment of Production                                                               filed 7/11/96

 Mortgage, Deed of Trust, Security Agreement, Financing         Franklin County, MS          File No. 017594, Mtg. Book 202,
 Statement and Assignment of Production                                                          Page 636, filed 7/11/96

 Mortgage, Deed of Trust, Security Agreement, Financing          Hinds County, MS            File No. 87931, Mtg. Book 295,
 Statement and Assignment of Production                                                          Page 686, filed 7/12/96

 Mortgage, Deed of Trust, Security Agreement, Financing     Jefferson Davis County, MS       File No. 9601950, Mtg. Book 431,
 Statement and Assignment of Production                                                          Page 465, filed 7/12/96
 Mortgage, Deed of Trust, Security Agreement, Financing          Jones County, MS                Mtg. Book 436, Page 434,
 Statement and Assignment of Production                                                               filed 7/18/96

 Mortgage, Deed of Trust, Security Agreement, Financing         Lowndes County, MS              Mtg. Book 1165, Page 310,
 Statement and Assignment of Production                                                               filed 7/16/96





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
 TYPE OF DOCUMENT                                           JURISDICTION                               BOOK/VOLUME/NO.
                                                                                                       DATE
 Mortgage, Deed of Trust, Security Agreement, Financing     Madison County, MS                          File No. 197658, Book 991,
 Statement and Assignment of Production                                                                  Page 386, filed 7/17/96

 Mortgage, Deed of Trust, Security Agreement, Financing      Smith County, MS                            File No. 3022, Book 416,
 Statement and Assignment of Production                                                                   Page 85, filed 7/11/96
 Mortgage, Deed of Trust, Security Agreement, Financing     Walthall County, MS                          Mtg. Book 239, Page 467,
 Statement and Assignment of Production                                                                       filed 7/12/96

 Mortgage, Deed of Trust, Security Agreement, Financing      Wayne County, MS                            Mtg. Book 892, Page 321,
 Statement and Assignment of Production                                                                       filed 7/11/96





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                                  SCHEDULE 7.6

                                   Litigation





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                                 SCHEDULE 7.11

                            Licenses, Permits, Etc.

                                      None





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                                 SCHEDULE 7.14

                              Jurisdictions, Etc.





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                                 SCHEDULE 7.15

                            Environmental Disclosure





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                                 SCHEDULE 8.10

                       ENVIRONMENTAL COMPLIANCE SCHEDULE

Cornerstone Environmental Resources, Inc. (CERI) conducted an environmental review of the subject interests and prepared a report identified as "Environmental Site Assessment, Chevron Operated Properties, East and West Heidelberg Fields, Jasper County, Mississippi, CERI Project #97125," dated
December, 1997 (the CERI Report).   In addition, CERI reviewed and evaluated
four documents prepared by Carter & Burgess, Inc. for Chevron identified as "Carter & Burgess, 1996, Environmental Site Assessment of Oil & Gas Properties (1,720 Acres) Within the Waterflood Unit Covering the Eutaw West One Fault Block Oil Pool, Heidelberg Field, Jasper County, Mississippi"; "Carter & Burgess, 1997a, Final Report, Environmental Site Assessment of Oil & Gas Properties (1,320 Acres) Within the Proposed East Waterflood Unit Covering the Eutaw East One Fault Block Oil Pool, Heidelberg Field, Jasper County, Mississippi"; "Carter & Burgess, 1997b Final Report, Environmental Site Assessment of Oil & Gas Properties (+/- 3,755 Acres) Within the Central Region of the Heidelberg Production Field, Heidelberg Field, Jasper County, Mississippi"; and "Carter & Burgess, 1997c Summary of Findings - Additional Phase II Investigation Near the John Morgan Well NO. 1 (Block 35-13) Eutaw West One Fault Block Oil Pool Unit, Heidelberg Field, Jasper County, Mississippi"
(collectively, the C&B Reports).   The reports indicated numerous areas of
potential concern and/or areas of noncompliance with applicable environmental laws concerning the Chevron Properties.

Denbury Management, Inc. (Denbury) plans to address the environmental concerns as soon as possible. Denbury agrees to provide NationsBank with a workplan within 45 days of execution of the Credit Agreement (Closing) for its review and approval which more particularly identifies the adverse environmental conditions as generally described below; the work to be performed to correct, remediate, or mitigate the environmental conditions; and, the anticipated time
frame in which the work will occur (the Workplan).   Further, beginning 45 days
after Closing, Denbury agrees to provide quarterly reports to NationsBank as to the status of completion of the work until such time as all the work is completed in accordance with the commitments in this Schedule or the Workplan, or as they may be modified as described below. Each such report shall contain, as an attachment, copies of all documents provided to the regulatory authorities or other information necessary to evidence that the work is
completed.   The decision to review and/or comment on the Workplan or any quarterly reports will be at NationsBank's sole discretion.

Denbury's preparation and presentation, and NationsBank's review and acceptance, of a Workplan, shall be governed by and shall adhere to, accepted standard oilfield practices and State and Federal Compliance Regulations regarding NORM containment,





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remediation and mitigation, and shall not impose any unnecessary, unusual or unwarranted restrictions, limitations or requirements upon Denbury, in its normal and appropriate operation of the Chevron Properties, within the minimum established environmental rules and regulations.

I.       CERI Report

Denbury agrees to incorporate in the Workplan and to implement a strategy to address the following recommendations more specifically described in the CERI
Report:

A. Conduct a baseline water study of the drinking water zone prior to the commencement of water flood operations in the East Heidelberg field area to establish pre-waterflood fresh water conditions for use in future monitoring. Regular scheduled monitoring of drinking water conditions should be established as part of ongoing waterflood operations.

B. Conduct groundwater sampling in the West Heidelberg area from the drinking water source zone to determine whether that zone has been impacted by surface spills of benzene-containing materials.

C. Treat areas in which vegetation has been destroyed from salt water spillage and re-establish vegetation due to the high erodability of the soils.

D. Restore soil to its original condition around wells that have been recently plugged.

E. Examine and repair salt water disposal wells that had pressure on the casing or temporarily abandoned wells that had "bubbles" emanating up through fluid in the cellar.

F.       Pump out well cellars containing oily fluid or fluid with a sheen.

G. Properly close the open cellar overflow pit at the Carrie Husband Unit "B" #1 and close the unused small lined pit at the Thornton Central Tank Battery.

H. Properly abandon inactive tank battery facilities and wells if they serve no future purpose.





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I.       Investigate the former field office and yard site of the former Cotton
         Valley Air Injection Project and the White Compressor Station in the West Heidelberg Field area to assess the presence of hazardous conditions and remediate, if necessary. Those wells and facilities that will not be used should be properly abandoned and the area(s) restored.

J. Haul empty and unlabeled drums off-site for proper disposal. All unbermed or earthen areas around these drums should be sampled to determine whether the drums leaked.

K. Identify and properly label the contents of unlabeled drums that are not empty.

L. Repair all berms that are damaged or worn, including the berms at W.H. Husband Unit and the Carraway Morrison tank battery.

M.       Plug fresh water wells if they are not to be used as monitor wells.

N.       Place netting over pits to prevent the entrance of migratory birds.

O. File current Mississippi Oil and Gas Board Form 9As on all temporarily abandoned wells or plug them.

P. Replace rusty tanks, including: Dantzler "B" #1 tank battery, 300 barrel oil tank at the Helen Morrison Consolidated tank battery, condensate tank at the Carraway Morrison tank battery, the Carrie Husband Unit "C" tank battery and Margiree Jones Unit "A" #1 tank battery.

Q.       Install padlocks on all drain valves.

R. Install secondary containment around load line termination points in the West Heidelberg Field.

S.       Install fencing around all tank battery sites.

T.       Confirm that inactive tank batteries are empty.





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U.       Label all transformers to indicate that they do not contain PCBs.

V.       Dispose of used oil filters properly.

W.       Label lube oil containers at pumps.

II.      C&B Reports

Denbury agrees to incorporate in the Workplan and to implement a strategy addressing the information and findings in the C&B Reports as generally described in the CERI Report and to continue to take such steps as recommended in those reports or to take such other measures as may be appropriate to monitor groundwater and/or prevent groundwater contamination and to remove naturally occurring radioactive materials (NORM) soil and decontaminate equipment upon facility abandonment for NORM contamination cited in the C&B Reports.

III.     Permit Transfer

Denbury agrees to transfer all environmental permits as required by applicable environmental laws within 30 days of the date of Closing.

IV.      Denbury's Current Operations and Environmental Compliance Program

Even though Denbury has represented that there are no material adverse environmental conditions associated with its current operations, Denbury agrees to more particularly describe in the Workplan any non-material adverse environmental conditions or liabilities associated with its current operations and its plans, including time frames, to correct, remediate or mitigate the conditions as well as to describe its environmental compliance program including its program to assure compliance with applicable laws and regulations
concerning NORM.   Specifically among other issues,  Denbury agrees to address the Weaver Tank Battery site at Diamond Field and the lawsuits styled Pete Reynolds vs. Denbury Management and Henderson, et al vs. Texaco, Inc.





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Notwithstanding the foregoing, NationsBank agrees that in the event due to (a)
weather conditions, (b) delays caused by regulatory authorities, or (c) other circumstances beyond the control of Denbury, Denbury is unable to comply with a requisite set forth in this Schedule notwithstanding its diligent efforts to do so, the time period set forth herein for compliance with respect to such item shall be extended for such additional time as may be required provided that Denbury diligently works toward satisfaction of such requisite, and further provided that no time period shall be extended for more than 180 days.





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